Exhibit 10.24

EXECUTION VERSION

Certain information contained in this exhibit, marked by [***], has been excluded from this exhibit because the registrant has determined that it is both not material and is the type that the registrant treats as private or confidential.

Exhibits A-H and Schedules I-III to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

RECEIVABLES LOAN AND SECURITY AGREEMENT
Dated as of October 19, 2023
Among
OPORTUN CL TRUST 2023-A,
as the Borrower,
and
OPORTUN, INC.,
as the Seller,
and
OPORTUN CL DEPOSITOR, LLC,
as the Depositor,
and
the Lenders from time to time party hereto,
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Administrative Agent, the Paying Agent, and the Account Bank

Exhibit H-1

LEGAL02/42958175v30

a
TABLE OF CONTENTS
Page

LIST OF SCHEDULES AND EXHIBITS
SCHEDULES
SCHEDULE I    Condition Precedent Documents
SCHEDULE II    Prior Names, Tradenames, Fictitious Names and “Doing Business As” Names
SCHEDULE III    Perfection Representations, Warranties and Covenants
SCHEDULE IV    Accounts
SCHEDULE V    Lenders’ Schedule

EXHIBITS
EXHIBIT A    Form of Notice of Borrowing
EXHIBIT B    Form of Receivables Schedule
EXHIBIT C    Form of Compliance Certificate
EXHIBIT D    Form of Promissory Notes
EXHIBIT E    Form of Tax Certificate
EXHIBIT F    Form of Transfer Supplement
EXHIBIT G    Form of Transferee Certificate for Transfer of Class C Loans
EXHIBIT H     Form of Lien Release

Exhibit H-2
LEGAL02/42958175v30

a
This RECEIVABLES LOAN AND SECURITY AGREEMENT is made as of October 19, 2023, among:
(1)    OPORTUN CL TRUST 2023-A, a Delaware statutory trust (the “Borrower”);
(2)    OPORTUN CL DEPOSITOR, LLC, a Delaware limited liability company (the “Depositor”);
(3)    OPORTUN, INC., a Delaware corporation (the “Seller”);
(4)    The Lenders (as defined herein) from time to time party hereto; and
(5)    WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, and together with its successors and assigns, the “Administrative Agent”), the Paying Agent and the Account Bank (as each such term is defined herein).
For good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I - DEFINITIONS
SECTION 1.01.    Certain Defined Terms.
(a)    Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.
(b)    As used in this Agreement and the exhibits and schedules attached hereto (each of which is hereby incorporated herein and made a part hereof), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Account Bank” means with respect to each Account (i) WTNA so long as WTNA’s long term deposits or long term unsecured debt rating shall be at least “[***]” from Moody’s and the equivalent by KBRA (if then rated by KBRA) or WTNA’s short term deposit or short term unsecured debt rating shall be at least “[***]” from Moody’s and the equivalent by KBRA (if then rated by KBRA), or (ii) an Eligible Depository Institution as may be appointed in writing by the Administrative Agent at the written direction of the Required Lenders.
“Accounts” means the Collection Account, the Reserve Account, the Waterfall Account, the Excess Funding Account and the [***], or any or all of them, as the context shall require.
“ACH” means Automated Clearing House.
“Additional Originator” shall have the meaning specified in the Transfer Agreement; provided that the designation of any Additional Originator other than Oportun Bank shall require (i) the prior written approval of the Required Lenders (which approval shall not be unreasonably withheld) and (ii) the satisfaction of the Rating Agency Notification.
“Adjusted Pool Balance” means, as of any date, the excess, if any, of the Pool Balance as of such date minus the Excess Concentration Amount calculated as of such date.

Exhibit H-3
LEGAL02/42958175v30

a
“Administrative Agent” has the meaning assigned to that term in the preamble hereto.
“Administrative Agent Expense Cap” means, with respect to any calendar year, $[***].
“Administrative Agent Fee” has the meaning assigned to that term in the Administrative Agent Fee Letter.
“Administrative Agent Fee Letter” means that certain fee letter, dated as of October 19, 2023, entered into by and between WTNA and the Administrator with respect to the performance of services as Administrative Agent.
“Administrator” shall mean the Person acting as administrator of the Borrower from time to time pursuant to and in accordance with the Trust Agreement, which shall initially be PF Servicing, LLC.
“Administrator Order” means a written order or request signed in the name of the Administrator by any one of its Responsible Officers and delivered to the Administrative Agent or the Paying Agent.
“ADS Score” means the credit score for an Obligor referred to as the “Alternative Data Score” determined by the Seller in accordance with the Seller’s proprietary scoring method.
“Adverse Claim” means a lien, security interest, charge, pledge, equity, encumbrance or other right or claim of any Person other than, with respect to the Pledged Assets any Permitted Lien.
“Affected Party” has the meaning assigned to that term in Section 2.10(a).
“Affiliate” when used with respect to a Person, means any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Aggregate Borrowing Limit” means the sum of the Class A Loans Borrowing Limit, the Class B Loans Borrowing Limit and the Class C Loans Borrowing Limit.
“Aggregate Repayment Amount” means, at any time, the sum of (i) the aggregate Outstanding Loan Balance of all Loans at such time, plus (ii) all accrued and unpaid interest, fees and other Obligations that are due and owing at such time.
“Agreement” means this Receivables Loan and Security Agreement, as it may be amended, restated, supplemented and/or otherwise modified from time to time in accordance with Section 9.01.
“Amendment” has the meaning assigned to that term in Section 9.01.
“Amortization Period” means the period commencing on the date on which the Revolving Period ends and ending on the Facility Termination Date.

Exhibit H-4
LEGAL02/42958175v30

a
“Anti-Corruption Laws” means, collectively, (a) the U.S. Foreign Corrupt Practices Act; (b) the UK Bribery Act 2010; and (c) any other laws related to combatting bribery or corruption.
“Anti-Money Laundering Laws” means all laws, rules, or regulations relating to terrorism, financial crime or money laundering, including without limitation the United States Bank Secrecy Act, as amended by the Patriot Act, the United States Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956 and 1957), the Anti-Money Laundering Act of 2020, the Money Laundering, Terrorist Financing and Transfer of Funds (Information on the Payer) Regulations 2017 as amended including pursuant to the Money Laundering and Terrorist Financing (Amendment) Regulations 2019; the Proceeds of Crime Act 2002, as amended and the rules and regulations (including those issued by any governmental or regulatory authority) thereunder.
“Applicable Law” shall mean any and all federal, state, local and/or applicable foreign statutes, ordinances, rules, regulations, court orders and decrees, administrative orders and decrees, and other legal requirements of any and every conceivable type applicable to any Loan, the Transaction Documents, any of the Credit Parties, the Servicer or any other party to any Transaction Document or the Collateral or any portion thereof, including, but not limited to, Credit Protection Laws, credit disclosure laws and regulations, the Fair Labor Standards Act, and all applicable state and federal usury laws.
“Applicable Pool Balance Percentage” means (i) with respect to the Class A Loans, the Class A Pool Balance Percentage, (ii) with respect to the Class B Loans, the Class B Pool Balance Percentage, and (iii) with respect to the Class C Loans, the Class C Pool Balance Percentage.
“Approved Accounting Firm” means Ernst & Young LLP or any other nationally recognized independent certified public accounting firm selected by the Seller.
“Assigned Documents” has the meaning assigned to that term in Section 2.12.
“Available Funds” means, with respect to any Payment Date or any other applicable date of determination, the sum of (a) all Collections on the Pledged Assets remitted to the Collection Account during the related Collection Period, and (b) any amounts transferred to the Collection Account from the Excess Funding Account or the [***] in accordance with this Agreement.
“Back-Up Servicer” means SST appointed pursuant to the Back-Up Servicing Agreement, acting in the capacity of backup servicer or as successor Servicer; and at such time, if any, that a successor Person shall have become the “Back-Up Servicer” pursuant to the applicable provisions of the Back-Up Servicing Agreement and this Agreement, the term “Back-Up Servicer” shall also mean such successor Person.
“Back-Up Servicer Expense Cap” means, with respect to any calendar year, $[***] (excluding Transition Costs) or, if an Event of Default has occurred and is continuing, without limit.
“Back-Up Servicer’s Fee” means the monthly fees (including, without limitation, costs, expenses, indemnities and Transition Costs, as applicable) payable to SST as compensation for serving as initial Back-Up Servicer pursuant to the Back-Up Servicing Agreement, as more fully described in the Back-Up Servicing Agreement and payable on each Payment Date.

Exhibit H-5
LEGAL02/42958175v30

a
“Back-Up Servicing Agreement” means the Back-Up Servicing Agreement dated as of the Closing Date, among the Servicer, the Borrower, the Administrative Agent and the Back-Up Servicer or any other successor servicer to succeed PF Servicing, LLC as Servicer under the Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Bankruptcy Code” means Title 11, United States Code, 11 U.S.C. §§ 101 et seq., as amended.
“Borrower” has the meaning assigned to that term in the preamble hereto.
“Borrower Order” means a written order or request signed in the name of the Borrower by any one of its Responsible Officers and delivered to the Administrative Agent or the Paying Agent.
“Borrowing” means the borrowing of a Loan or Loans under this Agreement.
“Borrowing Date” means the date on which the Borrowing is funded.
“Borrowing Limit” means the Class A Loans Borrowing Limit, the Class B Loans Borrowing Limit or the Class C Loans Borrowing Limit, or any or all of them, as the context shall require.
“Business Day” means a day of the year other than a Saturday or a Sunday or any other day on which banks are authorized or required to close in Wilmington, Delaware, or New York, New York or the city in which any Corporate Trust Office is located.
“Calculation Date” means, with respect to a Collection Period, the close of business on the last day of such Collection Period, unless the context requires otherwise.
“Calendar Quarter” means the three (3) calendar months from and including January 1st to March 31st; April 1st to June 30th; July 1st to September 30th; and October 1st to December 31st.
“Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership, limited liability company or trust, partnership interests (whether general or limited), membership interests or trust interests; and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. For the avoidance of doubt, Equity Interests shall constitute Capital Stock.
“Cash Equivalents” means (a) securities with maturities of one hundred twenty (120) days or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one hundred twenty (120) days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000 and that is an Eligible Depository Institution, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor’s or P-1 or the equivalent thereof by Moody’s and in either case maturing within ninety (90) days after the day of acquisition, (e) securities with

Exhibit H-6
LEGAL02/42958175v30

a
maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by Standard & Poor’s or A by Moody’s, (f) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or, (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
“Change in Control” means any of the following:
(a)    the failure of the Parent to, directly or indirectly, through its wholly-owned subsidiaries, own and control 100% of the Capital Stock of the Seller; or
(b)    the failure of the Seller to, directly or indirectly through its wholly-owned subsidiaries, own and control 100% of the Capital Stock of the Depositor and the Borrower.
“Class” means, with respect to the Loans, the designation of Class A, Class B and Class C, as applicable, with the specific senior or subordinated rights related to such designation as are identified herein.
“Class A Lender” means a Lender with respect to a Class A Loan, as set forth on Schedule V attached hereto, as updated from time to time in the Register by the Administrative Agent pursuant to Section 9.04(a).
“Class A Loan Rate” means has the meaning assigned to that term in the Fee Letter.
“Class A Loans” means the Loans made by the Class A Lenders in the maximum amount equal to the Class A Loans Borrowing Limit pursuant to Section 2.01.
“Class A Loans Borrowing Limit” means an amount equal to $142,800,000.
“Class A Pool Balance Percentage” means, at any time, the result of the aggregate Commitment Amounts of the Class A Lenders at such time divided by the aggregate Commitment Amounts of all Lenders at such time (which, for the avoidance of doubt, shall be a percentage equal to [***] at all times).
“Class B Lender” means a Lender with respect to a Class B Loan, as set forth on Schedule V attached hereto, as updated from time to time in the Register by the Administrative Agent pursuant to Section 9.04(a).
“Class B Loan Rate” means has the meaning assigned to that term in the Fee Letter.
“Class B Loans” means the Loans made by the Class B Lenders in the maximum amount equal to the Class B Loans Borrowing Limit pursuant to Section 2.01.
“Class B Loans Borrowing Limit” means an amount equal to $8,400,000.
“Class B Pool Balance Percentage” means, at any time, the result of the aggregate Commitment Amounts of the Class B Lenders at such time divided by the aggregate

Exhibit H-7
LEGAL02/42958175v30

a
Commitment Amounts of all Lenders at such time (which, for the avoidance of doubt, shall be a percentage equal to four and [***] at all times).
“Class C Lender” means a Lender with respect to a Class C Loan, as set forth on Schedule V attached hereto, as updated from time to time in the Register by the Administrative Agent pursuant to Section 9.04(a).
“Class C Loan Rate” has the meaning assigned to that term in the Fee Letter.
“Class C Loans” means the Loans made by the Class C Lenders in the maximum amount equal to the Class C Loans Borrowing Limit pursuant to Section 2.01.
“Class C Loans Borrowing Limit” means an amount equal to $46,190,000.
“Class C Pool Balance Percentage” means, at any time, the result of the aggregate Commitment Amounts of the Class C Lenders at such time divided by the aggregate Commitment Amounts of all Lenders at such time (which, for the avoidance of doubt, shall be a percentage equal to [***] at all times).
“Closing Date” means October 19, 2023.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means the Pledged Receivables consisting of the Receivables, all Other Conveyed Property related to such Receivables and all Related Security with respect thereto.
“Collateral Package Items” means, for a Receivable, the related Receivable File and the related Receivables Schedule.
“Collateral Trustee” means initially Wilmington Trust, National Association, acting in such capacity, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor Collateral Trustee appointed in accordance with the provisions of the Intercreditor Agreement.
“Collection Account” means a non-interest bearing trust account established with the Account Bank in the name of the Borrower for the benefit of the Administrative Agent, for the benefit of the Secured Parties, and under the sole dominion and control of the Administrative Agent, for the benefit of the Secured Parties (i.e., fully blocked as of the Closing Date), into which Collections are remitted by the Servicer pursuant to the Servicing Agreement. The account number and other pertinent information as to the Collection Account is set forth on Schedule IV attached hereto.
“Collection Period” means, with respect to any Payment Date, the period commencing on the first day of the immediately preceding calendar month and ending on the last day of such calendar month; provided, however, that the first Collection Period shall be the period from and including the Closing Date to and including October 31, 2023; provided further, however, that, solely for purposes of allocating Collections received on the Receivables, the first Collection Period shall be deemed to commence on the Cut-Off Date.
“Collections” means, with respect to any Receivable, (a) all cash collections and other cash proceeds of such Receivable made by or on behalf of Obligors, including, without limitation, all principal, Finance Charges and cash proceeds of Related Security with respect to

Exhibit H-8
LEGAL02/42958175v30

a
such Receivable and any Deemed Collections in each case, received after the Cut-Off Date; and (b) all proceeds of the repurchase of a Receivable contemplated by the Transfer Agreement, provided, however, that, if not otherwise specified, the term “Collections” shall refer to the Collections on all the Receivables collectively together with any Investment Earnings and any other funds received with respect to the Collateral.
“Commitment Amount” means, with respect to any Lender, the amount set forth opposite such Lender’s name on Schedule V hereto, as updated from time to time in the Register by the Administrative Agent pursuant to Section 9.04(a).
“Committed Share Percentage” means, with respect to any Lender, the percentage set forth opposite such Lender’s name on Schedule V hereto, as updated from time to time in the Register by the Administrative Agent pursuant to Section 9.04(a).
“Computer Tape or Listing” means the computer tape or listing (whether in electronic form or otherwise) generated by the Servicer on behalf of the Borrower, which provides information relating to the Receivables included in Adjusted Pool Balance.
“Communications” has the meaning assigned to that term in Section 9.02(b).
“Confidential Terms” means the name or other identifying information of any Lender.
“Confidential Terms Recipient” has the meaning assigned to that term in Section 9.13(b).
“Consumer Loan” means any promissory note or other loan documentation originally entered into between an Originator and an Obligor in connection with consumer loans made by such Originator to such Obligor in the ordinary course of such Originator’s business and acquired, directly or indirectly, by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor for further transfer by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Borrower.
“Continued Errors” has the meaning assigned to that term in Section 9.16(a).
“Corporate Trust Office” means (i) with respect to the Paying Agent, the Owner Trustee, the Depositor Loan Trustee and the Account Bank, the office of the Paying Agent, the Owner Trustee or the Account Bank, in each case, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at 1100 N. Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust – Oportun CL Trust 2023-A, and (ii) with respect to the Administrative Agent, the office of the Administrative Agent, at which at any particular time its loan agency business shall be administered, which office at the date of execution of this Agreement is located at 1100 N. Market Street, Wilmington, Delaware 19801, Attention: Marie Nicolosi – Oportun CL Trust 2023-A, and, in each case at such other address as the Paying Agent, the Administrative Agent, the Owner Trustee, the Depositor Loan Trustee and the Account Bank may designate from time to time by written notice to the Borrower and the Lenders.
“Credit and Collection Policies” means the Seller’s (or, if applicable, another Originator’s) and the Servicer’s credit and collection policy or policies relating to Consumer Loans and Receivables and, with respect to the Seller and Servicer, referred to in the Servicing Agreement, as the same is amended, supplemented or otherwise modified and in effect from time to time in accordance with Section 2.10(c) of the Servicing Agreement; provided, however, if the

Exhibit H-9
LEGAL02/42958175v30

a
Servicer is any Person other than the initial Servicer, “Credit and Collection Policies” shall refer to the collection policies of such Servicer as they relate to receivables of a similar nature to the Receivables.
“Credit Party” means any of the Borrower, the Seller, the Depositor, or all of them (without duplication), as the context shall require.
“Credit Protection Laws” means all federal, state and local laws in respect of the business of extending credit to borrowers, including without limitation, the Truth in Lending Act (and Regulation Z promulgated thereunder), Equal Credit Opportunity Act, Fair Credit Reporting Act, Fair Debt Collection Practices Act, Gramm-Leach-Bliley Financial Privacy Act, Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, all rules and regulations issued by the Consumer Financial Protection Bureau, Dodd–Frank Wall Street Reform and Consumer Protection Act, anti-discrimination and fair lending laws, laws relating to servicing procedures or maximum charges and rates of interest, and other similar laws, each to the extent applicable, and all applicable regulations in respect of any of the foregoing.
“Current Interest” means interest accrued during each Interest Accrual Period and payable with respect to a Class of Loans on the related Payment Date.
“Custodian” means PF Servicing, LLC, as custodian under the Servicing Agreement.
“Cut-Off Date” means, (i) with respect to the Receivables purchased by the Borrower on the Closing Date, the close of business on October 18, 2023 and (ii) with respect to Subsequently Purchased Receivables, the related Purchase Date.
“DBRS Morningstar” means DBRS, Inc. (or its successors in interest).
“Debt” of any Person means (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments related to transactions that are classified as financings or liabilities of such Person under GAAP, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (v) obligations secured by a lien or security interest upon property or assets owned (under GAAP) by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (vi) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor, against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above.
“Deemed Collections” means in connection with any Receivable, all amounts payable (without duplication) with respect to such Receivable, by (i) the Seller pursuant to Section 2.4 of the Purchase Agreement, and/or (ii) the initial Servicer pursuant to Section 2.02(f) and Section 2.07 of the Servicing Agreement.
“Default Rate” means an interest rate per annum equal to the sum of (a) the Loan Rate otherwise in effect pursuant to the terms hereof when no Event of Default has occurred and is continuing plus (b) the Default Rate Margin.

Exhibit H-10
LEGAL02/42958175v30

a
“Default Rate Margin” has the meaning assigned to that term in the Fee Letter.
“Defaulted Receivable” means a Receivable as to which any of the following has occurred: (i) any Scheduled Payment, or part thereof, remains unpaid for [***] or more past the due date for such payment determined by reference to the contractual payment terms, as amended, as of such Receivable (ii) if relating to a Secured Personal Loan where the Titled Asset has been repossessed, the month-end when the sale proceeds are received, (iii) the Servicer has been notified that the Obligor thereon has died or is suffering or has suffered an Event of Bankruptcy or (iv) consistent with the Credit and Collection Policies, such Receivable would be written off as uncollectible.
“Delinquent Receivable” means a Receivable (other than a Defaulted Receivable) as to which all or any part of a Scheduled Payment remains unpaid for [***] or more from the due date for such payment.
“Depositor” means Oportun CL Depositor, LLC.
“Depositor Loan Trust Agreement” means the Depositor Loan Trust Agreement, dated as of the Closing Date, between the Depositor and the Depositor Loan Trustee, as the same may be amended or supplemented from time to time.
“Depositor Loan Trustee” means WTNA, acting in such capacity under the Depositor Loan Trust Agreement.
“Depositor Loan Trustee Fee” means the monthly fee payable to WTNA as compensation for serving as Depositor Loan Trustee under the Depositor Loan Trust Agreement, as more fully described in the WTNA Fee Letter and payable on each Payment Date.
“Depository Institution” means a depository institution or trust company, incorporated under the laws of the United States or any State thereof that is subject to supervision and examination by federal and/or State banking authorities.
“Designated Offers” has the meaning assigned to that term in Section 7.03.
“Determination Date” means the [***] Business Day prior to each Payment Date.
“Disclosing Party” has the meaning assigned to that term in Section 9.13(b).
“Dollars” means, and the conventional “$” signifies, the lawful currency of the United States.
“Eligible Account” means an account segregated on the books and records and maintained with WTNA, as Account Bank, or an Eligible Depository Institution.
“Eligible Depository Institution” means a Depository Institution (i) the short term unsecured senior indebtedness of which is rated at least “P-1” by Moody’s or “F1” by Fitch, if rated by Fitch and (ii) the long term deposit rating of which is rated not less than investment grade by S&P, Moody’s, KBRA or DBRS Morningstar.
“Eligible Investments” means negotiable instruments or securities, payable in Dollars, issued by a Person organized under the laws of the United States of America and represented by instruments in bearer or registered or in book-entry form which evidence (excluding any security with the “r” symbol attached to its rating):

Exhibit H-11
LEGAL02/42958175v30

a
(a)    obligations the full and timely payment of which is to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values;
(b)    demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated P-1 or higher by Moody’s and “A-1+” or higher by Standard & Poor’s and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of an entity other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor’s of not lower than “AA”;
(c)    commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from Moody’s of “P-1” and Standard & Poor’s of “A-1+”;
(d)    bankers’ acceptances issued by any depositary institution or trust company described in clause (b) above;
(e)    Eurodollar time deposits having a credit rating from Moody’s of “P-1” and Standard & Poor’s of “A-1+”;
(f)    investments in money market funds having the highest rating from Standard & Poor’s and from Moody’s (which shall include money market funds for which the Paying Agent, the Account Bank, the Owner Trustee, WTNA, the Administrative Agent or any of their Affiliates are investment manager, administrator, shareholder, servicing agent, custodian, sponsor or advisor) whose payments are not subject to withholding tax when held by a Person that is not a “United States person” as defined in Section 7701(a)(30) of the Code; and
(g)    any other instruments or securities, if each Rating Agency then rating any Class of Loans confirms in writing that the investment in such instruments or securities will not adversely affect its rating of such Class of Loans.
“Eligible Receivable” means a Receivable:
(i)    the related Consumer Loan of which was originated in compliance with all applicable requirements of law (including without limitation all laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, fair debt collection practices and privacy) and which complies with all applicable requirements of law (other than non-compliance that has no adverse effect on the obligations of the Obligor and creates no financial liability or other loss, cost or expense for the Depositor, the Depositor Loan Trustee or the Borrower as their assignee and does not have any other Material Adverse Effect);
(ii)    with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller, the Servicer, Oportun, LLC, Pathward or another applicable Originator in connection with the creation or the execution, delivery, performance and servicing of such Receivable (other than non-

Exhibit H-12
LEGAL02/42958175v30

a
compliance that has no adverse effect on the obligations of the Obligor and creates no financial liability or other loss, cost or expense for the Depositor, the Depositor Loan Trustee or the Borrower as their assignee and does not have any other Material Adverse Effect);
(iii)    as to which, at the time of the sale of such Receivable (A) by Pathward to the Seller, (B) by Oportun, LLC to the Seller, (C) by the Seller to the Depositor, (D) by the Depositor and the Depositor Loan Trustee to the Borrower or (E) if applicable, by Oportun Bank, as an Additional Originator, to the Seller or the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, in each case as applicable, the party selling such Receivable was the sole owner thereof and had good and marketable title thereto free and clear of all Liens and, following such sale, good and marketable title to such Receivables was vested in the party purchasing such Receivable free and clear of all Liens of the selling party;
(iv)    that is the legal, valid and binding payment obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, conservatorship or other laws, regulations and administrative orders now or hereafter in effect, affecting the rights of creditors generally and except as such enforcement may be limited by general principles of equity (whether considered in a proceeding at law or in equity), and is not subject to any right of rescission, setoff, counterclaim or defense (including the defense of usury) or to any repurchase obligation or return right;
(v)    the related Consumer Loan of which is an Unsecured Loan or a Secured Personal Loan;
(vi)    that is not secured by any Titled Asset that is in the process of being repossessed;
(vii)    the related Consumer Loan of which constitutes a “general intangible,” “instrument,” “chattel paper,” “promissory note” or “account”, in each case under and as defined in Article 9 of the UCC of all applicable jurisdictions;
(viii)    the related Consumer Loan of which was established in accordance with the Credit and Collection Policies in the regular and ordinary course of the business of the Seller, Oportun, LLC, Pathward or another applicable Originator, as applicable;
(ix)    that is denominated and payable in Dollars, is only payable in the United States of America and each Obligor in respect of which are residents of, and have provided a billing address in, the United States of America;
(x)    that is not, on the applicable Purchase Date, a Delinquent Receivable;
(xi)    that has an original and remaining term to maturity of no more than [***];
(xii)    that has an Outstanding Receivables Balance less than or equal to $[***] (in the case of Unsecured Loans) or $[***] (in the case of Secured Personal Loans);

Exhibit H-13
LEGAL02/42958175v30

a
(xiii)    that has an annual percentage rate that is less than or equal to 36.0%;
(xiv)    that is not evidenced by a judgment or has been reduced to judgment;
(xv)    that is not a Defaulted Receivable;
(xvi)    the related Consumer Loan of which has not been identified by the Seller as having been originated under circumstances involving suspected fraud (without subsequently being cleared by the Seller) or confirmed fraud (including circumstances involving identity theft), in each case in a manner consistent with the Credit and Collection Policies;
(xvii)    the related Consumer Loan of which is not a revolving line of credit;
(xviii)    the terms of which have not been modified or waived except as permitted under the Credit and Collection Policies or the Servicing Agreement;
(xix)    that has no Obligor thereon that is either (x) a Governmental Authority or (y) a Person subject to Sanctions and Export Control Laws;
(xx)    that has no Obligor thereon that is the Obligor of a Defaulted Receivable;
(xxi)    the assignment of which (i) by the Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, (ii) by Oportun, LLC to the Seller, (iii) by Pathward to the Seller or Oportun Bank (if applicable), (iv) if applicable, by Oportun Bank, as an Additional Originator, to the Seller or the Depositor and the Depositor Loan Trustee for the benefit of the Depositor or (v) by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Borrower, in each case as applicable, does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Obligor thereof;
(xxii)    the related Consumer Loan of which provides for repayment in full of the principal balance thereof in equal installments not less frequently than monthly;
(xxiii)    as to which the proceeds of the related Consumer Loan are fully disbursed, there is no requirement for future advances under such Consumer Loan and none of the Seller, Oportun, LLC, Pathward nor another applicable Originator has any further obligations under such Consumer Loan;
(xxiv)    as to which the Servicer (as custodian) is in possession of a full and complete Receivable File in physical or electronic format; with respect to Receivable Files in electronic format, such possession may be through use of an electronic document repository provided by a third-party vendor;
(xxv)    that represents the undisputed, bona fide transaction created by the lending of money by the Seller, Oportun, LLC, Pathward or another applicable Originator, as applicable, in the ordinary course of business and completed in accordance with the terms and provision contained in the related Consumer Loan;

Exhibit H-14
LEGAL02/42958175v30

a
(xxvi)    as to which the sale, transfer or assignment of such Receivable to the Borrower on the applicable Purchase Date or, in connection with Rewritten Receivables involving the modification of a Receivable, at the time of such modification, would result in an Excess Concentration Amount;
(xxvii)    [***];
(xxviii)     [***];
(xxix)    [***]; and
(xxx)    the related Consumer Loan with respect to such Receivable was originated after [***].
“Emergency” means a local or wide-spread emergency declared by local, state or federal government, owing to, without limitation, a natural disaster, a government shutdown or a pandemic.
“Emergency Temporary Reduction in Payment Plan” means a Temporary Reduction in Payment Plan sought by an Obligor as a result of being impacted by an Emergency.
“Equity Interests” means (i) shares of corporate stock, partnership interests, membership interests, and any other interest that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person, and (ii) all warrants, options or other rights to acquire any Equity Interest set forth in clause (i) of this definition. For the avoidance of doubt, “Equity Interests” include Capital Stock.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“Errors” has the meaning assigned to that term in Section 9.16(a).
“ESIGN” shall mean the Electronic Signatures in Global and National Commerce Act, as amended.
“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:
(a)    a Proceeding shall be commenced, without the application or consent of such Person, before any Governmental Authority, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or adjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and in the case of any Person, such Proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy Laws or other similar Laws now or hereafter in effect; or
(b)    such Person shall (i) consent to the institution of (except as described in the proviso to clause (a) above) any Proceeding or petition described in clause (a) of this definition, or (ii) commence a voluntary Proceeding under any applicable bankruptcy,

Exhibit H-15
LEGAL02/42958175v30

a
insolvency, reorganization, debt arrangement, dissolution or other similar Law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors (or if such entity does not have a board of directors, then the applicable governing Person or Persons of such entity) shall vote to implement any of the foregoing.
“Event of Default” has the meaning assigned to that term in Section 7.01.
“Excess Concentration Amount” means, for any date of determination, the aggregate principal balance of Eligible Receivables (or portions thereof) that are required to be excluded from the Pool Balance in order for the Pool Balance and the Eligible Receivables included therein (after giving effect to such exclusions) to not exceed or otherwise violate any of the following limitations:
(i)    the aggregate Outstanding Receivables Balance of all Rewritten Receivables and Re-Aged Receivables that are Eligible Receivables is less than or equal to [***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;
(ii)    the weighted average fixed interest rate of all Eligible Receivables is not less than [***]% for any Payment Date starting with the Payment Date in [***];
(iii)    the aggregate Outstanding Receivables Balance of all Eligible Receivables with a fixed interest rate less than [***]% is less than or equal to [***]% of the Outstanding Receivables Balance of all Eligible Receivables;
(iv)    the weighted average original term of all Eligible Receivables is less than or equal to [***];
(v)    the aggregate Outstanding Receivables Balance of all Eligible Receivables that are not Renewal Receivables is less than or equal to [***]% of the Outstanding Receivables Balance of all Eligible Receivables;
(vi)    the aggregate Outstanding Receivables Balance of all Eligible Receivables with Original Receivables Balances not exceeding $[***] is less than or equal to [***]% of the Outstanding Receivables Balance of all Eligible Receivables;
(vii)    the aggregate Outstanding Receivables Balance of all Eligible Receivables with Original Receivables Balances not exceeding $[***] is less than or equal to [***]% of the Outstanding Receivables Balance of all Eligible Receivables;
(viii)    the aggregate Outstanding Receivables Balance of all Eligible Receivables with Original Receivables Balances not exceeding $[***] is less than or equal to [***]% of the Outstanding Receivables Balance of all Eligible Receivables;
(ix)    the aggregate Outstanding Receivables Balance of all Eligible Receivables with Original Receivables Balances not exceeding $[***] is less than or equal to [***]% of the Outstanding Receivables Balance of all Eligible Receivables;
(x)    [***];

Exhibit H-16
LEGAL02/42958175v30

a
(xi)    [***];
(xii)    the weighted average credit score of the related Obligors of all Eligible Receivables (excluding any Eligible Receivables the Obligor of which has no (or a zero) credit score) is not less than: (x) ADS Score: [***], (y) PF Score: [***] and (z) VantageScore: [***];
(xiii)    the aggregate Outstanding Receivables Balance of all Eligible Receivables the Obligors of which have credit scores within the following respective credit score buckets: (x) ADS Score: less than or equal to [***], (y) PF Score: less than or equal to [***] and (z) VantageScore: less than or equal to [***], is less than or equal to [***]% of the aggregate Outstanding Receivables Balance of all Eligible Receivables;
(xiv)    the aggregate Outstanding Receivables Balance of all Eligible Receivables subject to a Temporary Reduction in Payment Plan (excluding Consumer Loans subject to an Emergency Temporary Reduction in Payment Plan) is less than or equal to [***]% of the Outstanding Receivables Balance of all Eligible Receivables;
(xv)    the aggregate Outstanding Receivables Balance of all Eligible Receivables relating to Secured Personal Loans is less than or equal to [***]% of the Outstanding Receivables Balance of all Eligible Receivables; and
(xvi)    [***].
“Excess Funding Account” means the non-interest bearing trust account established and maintained with the Account Bank pursuant to Section 2.05(e) of this Agreement in the name of the Borrower for the benefit of the Administrative Agent (for the benefit of the Secured Parties), and under the sole dominion and control of the Administrative Agent. The account number and other pertinent information as to the Excess Funding Account is set forth on Schedule IV attached hereto.
“Excess Interest” means, as of any date during any Collection Period, Interest Collections then on deposit in the Collection Account that, when added to all other Available Funds then on deposit in the Collection Account (excluding Excess Principal), exceed those amounts necessary to make all payments required to be made on the next following Payment Date pursuant to Section 2.05(c)(i)(A), as specified in the related Monthly Remittance Report (but excluding such payments with respect to which amounts have been set aside in the Waterfall Account pursuant to Section 2.05(b)).
“Excess Principal” means, as of any date during any Collection Period, Collections then on deposit in the Collection Account constituting payments of principal on the Receivables that, when added to all other Available Funds then on deposit in the Collection Account (excluding Excess Interest), exceed those amounts necessary to make all payments required to be made on the next following Payment Date pursuant to Section 2.05(c)(i)(A), as specified in the related Monthly Remittance Report (but excluding such payments with respect to which amounts have been set aside in the Waterfall Account pursuant to Section 2.05(b)).
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch

Exhibit H-17
LEGAL02/42958175v30

a
profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Sections 2.11(e) or (f), and (d) any withholding Taxes imposed under FATCA.
“Expense Cap” means (i) with respect to the Administrative Agent, the Administrative Agent Expense Cap, (ii) with respect to the Back-Up Servicer, the Back-Up Servicer Expense Cap, and (iii) with respect to the Owner Trustee, the Depositor Loan Trustee, the Paying Agent and the Account Bank, collectively, the WTNA Expense Cap.
“Facility Maturity Date” means the earlier of (x) August 31, 2031, and (y) such earlier date as the Outstanding Loan Balance for all Classes of Loans becomes due and payable pursuant to the terms of this Agreement.
“Facility Termination Date” means the date on which the Aggregate Repayment Amount has been repaid in full in cash and satisfied, and the Lenders shall have no further obligation to make any additional Loans.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Entities entered into in connection with the implementation of Sections 1471 through 1474 of the Code.
“Fee Letter” means that certain fee letter dated as of the Closing Date, among the Borrower, Oportun, Inc. and the Lenders, as such Fee Letter may from time to time be amended, restated, supplemented and/or otherwise modified.
“FICO” means Fair Isaac Corporation.
“Finance Charges” means any finance, interest, late, servicing or similar charges or fees owing by an Obligor pursuant to the Consumer Loans plus all Recoveries.
“[***]” [***].
“Fitch” means Fitch, Inc. (or its successors in interest).
“Force Majeure Delay” means, with respect to the Administrative Agent, the Account Bank or the Paying Agent, as applicable, acts of God, riots, acts of war or terrorism, epidemics, pandemics, expropriation, currency restrictions, communication line failures, computer viruses, power failures, fire, earthquakes, or other circumstances of a similar nature to the foregoing that, in each case, are beyond the reasonable control of such Person and materially

Exhibit H-18
LEGAL02/42958175v30

a
and adversely affect such Person’s ability to perform its respective obligations under this Agreement.
“GAAP” means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended.
“Government Entity” means the United States, any State, any political subdivision of a State and any agency or instrumentality of the United States or any State or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. For the avoidance of doubt, each Governmental Authority shall be considered to be a Government Entity.
“Governmental Authority” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic. For the avoidance of doubt, each Government Entity shall be considered to be a Governmental Authority.
“Impairment” means an amount equal to the positive difference (if any) between (a) the Outstanding Loan Balance of all Classes of Loans as of a Payment Date minus (b) the Pool Balance as of such Payment Date. Impairment with respect to each Class of Loans as of each Payment Date will be allocated first, to the Class C Loans (on a pro rata basis in accordance with the Class C Lenders’ Committed Share Percentage), and second, to the Class B Loans (on a pro rata basis in accordance with the Class B Lenders’ Committed Share Percentage), in each case in an amount equal to the lesser of the Outstanding Loan Balance of such Class of Loans and the Impairment not yet allocated on such Payment Date.
“Indemnified Amounts” has the meaning assigned to that term in Section 8.01(a).
“Indemnified Party” has the meaning assigned to that term in Section 8.01(a).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnity Cap” means, notwithstanding any provision of this Agreement to the contrary, that the aggregate amount of indemnity amounts payable to the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee and the Back-Up Servicer under Section 8.01 hereof or Section 2.05(c) of the Servicing Agreement pursuant to Section 2.05(c)(i)(A)(2), or Section 2.05(c)(i)(B)(2), as applicable, from the Waterfall Account shall not exceed (a) $[***] per annum with respect to the Servicer (or any successor Servicer), and (b) $[***] per annum with respect to the Administrative Agent, the Paying Agent, the Account Bank and the Owner Trustee, collectively, and (c) $[***] per annum with respect to the Back-Up Servicer. For the sake of clarity, the Indemnity Cap shall not apply in respect of the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee or the Back-Up Servicer following the occurrence of an Event of Default.
“Information” has the meaning assigned to that term in Section 9.13(a).
“Initial Loan Balance” means, with respect to any Lender, the aggregate principal amount of the Loans funded by such Lender pursuant to Sections 2.01 and 2.02

Exhibit H-19
LEGAL02/42958175v30

a
“Initial OC Test” means, as of any date of determination prior to the Rapid Amortization Commencement Date, (a) [***] percent ([***]%) of the Adjusted Pool Balance of all Eligible Receivables plus the amount on deposit in the Collection Account equals or exceeds (b) the sum of the aggregate outstanding principal amount of the Loans.
“Insolvency Action” means with respect to any Person, the taking by such Person of any action resulting in an Insolvency Event, other than solely under clause (g) of the definition thereof.
“Insolvency Event” means, with respect to any Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises with respect to such Person or all or any substantial part of its assets or property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, (c) the consent by such Person to the entry of an order for relief in an involuntary case under any Insolvency Law, (d) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, (e) the making by such Person of any general assignment for the benefit of creditors, (f) the admission in a legal proceeding of the inability of such Person to pay its debts generally as they become due, (g) the failure by such Person generally to pay its debts as they become due, or (h) the taking of action by such Person in furtherance of any of the foregoing.
“Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments and similar debtor relief laws from time to time in effect affecting the rights of creditors generally.
“Intercreditor Agreement” means the Thirty-First Amended and Restated Intercreditor Agreement, dated as of August 15, 2023, by and among the Seller, the Servicer, the collateral trustee party thereto, the back-up servicer party thereto, certain purchaser parties thereto, the bank program owner identified therein, and the trustees party thereto, as such agreement may be amended, modified, waived, supplemented or restated from time to time.
“Interest Accrual Period” means with respect to any Payment Date, with respect to each Class of Loans, the period commencing on and including the immediately preceding Payment Date and ending on and including the day immediately preceding such current Payment Date; provided that, in the case of the first Interest Accrual Period, such Interest Accrual Period shall commence on the Borrowing Date, and shall end on the day immediately preceding the first Payment Date; subject in each case to Section 2.04(a).
“Interest Collections” means any and all amounts received in respect of any interest, or other similar charges on a Receivable (including late fees, extension fees, pre-payment fees and other administrative fees and expenses, other than such fees expressly permitted under the Servicing Agreement to be retained by the Servicer), from or on behalf of Obligors that are deposited into the Collection Account in the form of cash, checks, wire transfers, electronic transfers, debit or credit card payments or any other form of cash payment.
“[***]” [***].

Exhibit H-20
LEGAL02/42958175v30

a
“[***]” [***].
“Investment Company Act” means the United States Investment Company Act of 1940, as amended.
“Investment Earnings” means all interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Accounts.
“IRS” means the United States Internal Revenue Service.
“Items” has the meaning assigned to that term in Section 6.15(g).
“KBRA” means Kroll Bond Rating Agency, LLC (or its successors in interest).
“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.
“Lenders” means, collectively, the Class A Lenders, Class B Lenders or Class C Lenders and/or any other Person that is an assignee thereof in accordance with the terms of Section 9.04(a) hereof.
“Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever or any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing) (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable Law of any jurisdiction).
“Liquidation Proceeds” means, with respect to a Receivable, all amounts realized with respect to the transfer, sale or other disposition of such Receivable, net of, without duplication, (i) reasonable out-of-pocket expenses of the Servicer, the Seller, the Depositor or the Depositor Loan Trustee, as applicable, incurred in connection with such transfer, sale or other disposition, and (ii) amounts (if any) that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.
“Liquidity” means cash, cash equivalents or amounts available to be drawn, the only condition to such draw being the delivery of a funding request and borrowing base certificate (or document evidencing a similar calculation of availability), under any credit facility.
“[***]” [***].
“Loan” means each loan advanced by the Lenders to the Borrower on the Borrowing Date pursuant to Article II, including any or all of the Class A Loans, Class B Loans or Class C Loans, as applicable.
“Loan Rate” means, (i) with respect to the Class A Loans, the Class A Loan Rate, (ii) with respect to the Class B Loans, the Class B Loan Rate, and (iii) with respect to the Class C Loans, the Class C Loan Rate; provided, that, notwithstanding anything herein to the contrary

Exhibit H-21
LEGAL02/42958175v30

a
and for the avoidance of doubt, upon the occurrence and during the continuance of any Event of Default, the Loan Rate with respect to each Class of Loans shall be increased by the Default Rate Margin.
“MAPR” means in respect of any Receivable or Receivables, the military annual percentage rate thereof, as determined under the Illinois Predatory Loan Prevention Act, 815 ILCS 123/15.
“Material Adverse Effect” [***].
“Material Adverse Change” [***].
“Minimum Denomination” means, with respect to the Class C Loans, at least $1,000,000 and in multiples of $1,000 in excess thereof.
“[***]” [***].
“[***]” [***].
“Monthly Loss Percentage” means, as of any date of determination, the fraction, expressed as a percentage, (a) the numerator of which is equal to twelve (12) times the aggregate Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during the previous Monthly Period, less Recoveries received during such previous Monthly Period, and (b) the denominator of which is equal to the aggregate Outstanding Receivables Balance of all Eligible Receivables at the beginning of such Monthly Period.
“Monthly Period” means the period from and including the first day of a calendar month, to and including the last day of such calendar month.
“Monthly Remittance Report” means a report, in substantially the form of Exhibit A to the Servicing Agreement, that the Borrower causes to be furnished to the Administrative Agent, the Paying Agent, the Back-Up Servicer and the Lenders pursuant to Section 6.06(b).
“Moody’s” means Moody’s Investors Service, Inc. (or its successors in interest).
“Net Income” means, with respect to any Person, the sum of all net income of such Person and its consolidated subsidiaries following the Closing Date, determined in accordance with GAAP, determined, in each case, on a consolidated basis without duplication.
“New Receivable” means a Receivable for which the related Obligor was not previously an obligor on another receivable originated by the Seller, Oportun, LLC or Pathward.
“Non-Consenting Lender” means (a) any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all or all affected Lenders in accordance with the terms of Section 9.01(c) and (ii) has been approved in writing by the Required Lenders, or (b) any Lender that does not waive the occurrence of the Scheduled Amortization Period Commencement Date or the Rapid Amortization Commencement Date if such waiver has been consented in writing to by the Required Lenders.
“Notice of Borrowing” has the meaning assigned to that term in Section 2.02(b) hereof.

Exhibit H-22
LEGAL02/42958175v30

a
“Obligations” means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Lenders (including without limitation as Affected Parties), the Administrative Agent, the Paying Agent, the Owner Trustee, the Depositor Loan Trustee, the Account Bank, or any Indemnified Party arising under this Agreement and/or any other Transaction Document and shall include, without limitation, all liability for principal of and interest on the Loans, any obligations with respect to any indemnifications of the Lenders (including without limitation as Affected Parties), the Administrative Agent, the Paying Agent, the Owner Trustee, the Account Bank, the Depositor Loan Trustee or any Indemnified Party and other amounts due or to become due by the Borrower to the Lenders, the Administrative Agent, the Paying Agent, the Owner Trustee, the Depositor Loan Trustee or the Account Bank under this Agreement and/or any other Transaction Document, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).
“Obligor” means each Person obligated to make payments under an Obligor Contract, as more specifically defined in the applicable Obligor Contract.
“Obligor Contract” means a loan agreement (together with all related agreements, documents and instruments executed and/or delivered in connection therewith), pursuant to which the Obligor agrees to pay a Consumer Loan to the holder thereof.
“Opinion of Counsel” means a written opinion provided by Oportun Legal Counsel or other independent counsel, which opinion, if such opinion or a copy thereof is required by the provisions of this Agreement or any other Transaction Document to be delivered to the Borrower, the Administrative Agent or any other Person entitled to such opinion under the Transaction Documents, is acceptable in form and substance to the Administrative Agent or any such Person entitled to receive such Opinion of Counsel under the Transaction Documents, provided that in the sole discretion of the Administrative Agent or any Person entitled to receive such Opinion of Counsel, on a case by case basis, an Opinion of Counsel relating to general corporate matters (and expressly excluding true sale, non-consolidation, tax matters, conditions precedent, whether a proposed action is authorized or permitted, no adverse effect, enforceability and perfection and/or priority of any security interests) may be an internal counsel opinion.
“Oportun Bank” means a banking institution wholly-owned by Parent or an Affiliate thereof.
“Oportun Bank Agreement” means the agreement by which Oportun Bank, if designated as an Additional Originator pursuant to the Transfer Agreement, sells Consumer Loans to the Seller or the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, which agreement meets the requirements of Section 2.5 of the Transfer Agreement.
“Oportun Legal Counsel” means Orrick, Herrington & Sutcliffe LLP or any other nationally-recognized counsel selected by Oportun, Inc., as special counsel to the Seller and the Borrower.
“Oportun, LLC” means Oportun, LLC, a limited liability company established under the laws of Delaware.
“Original Receivables Balance” means with respect to any Receivable, an amount equal to the outstanding unpaid balance of such Receivable as of the date of origination.

Exhibit H-23
LEGAL02/42958175v30

a
“Originator” means the Seller, Oportun, LLC, Pathward, or each Additional Originator designated as such in accordance with the Transfer Agreement, or all of them, as the context shall require.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Loan or Transaction Document).
“Other Conveyed Property” means, with respect to any Receivable, all of the Borrower’s right, title and interest in, to and under (i) all Collections and other monies due and to become due under the Obligor Contracts (or otherwise) related to the Pledged Assets received on or after the date such Pledged Assets were purchased by, transferred or contributed to (or purportedly purchased by, transferred or contributed to) the Borrower under the Transfer Agreement, (ii) all items required to be contained in the related Receivable File and any and all other documents or electronic records that the applicable Originator or Servicer keeps on file in accordance with its customary procedures relating to such Receivable or the related Obligor, (iii) all property (including the right to receive future Liquidation Proceeds) that secures such Receivable and that has been acquired by or on behalf of the Borrower pursuant to the liquidation of such Receivable, (iv) all rights under any hedging agreements entered into with respect to such Receivable, (v) all of the rights and interests of the Borrower under the Transfer Agreement, the Purchase Agreement and the Servicing Agreement and (vi) all present and future rights, claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds and investments of any kind and nature in respect of any of the foregoing.
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“Outstanding Loan Balance” means, with respect to any Class of Loans, as of any date of determination, the sum of the aggregate outstanding principal amounts of Loans made by Lenders with respect to such Class of Loans, as reduced from time to time by Collections received and distributed as repayment of principal on the Loans with respect to such Class of Loans pursuant to Section 2.05 and any other amounts received by the Administrative Agent, on behalf of the Lenders, or the Lenders pursuant to Section 2.17 or Section 2.18 and distributed to the applicable Lenders as repayment of principal on such Class of Loans pursuant to Section 2.05; provided, that the Outstanding Loan Balance of any Class of Loans shall not be reduced by any Collections or other amounts if, at any time, such Collections or other amounts are rescinded or must be returned for any reason.
“Outstanding Receivables Balance” means, as of any date with respect to any Receivable, an amount equal to the outstanding principal balance for such Receivable; provided, however, that if not otherwise specified, the term “Outstanding Receivables Balance” shall refer to the Outstanding Receivables Balance of all Receivables collectively that are Pledged Receivables.

Exhibit H-24
LEGAL02/42958175v30

a
“Owner Trustee” means WTNA, not in its individual capacity but solely in its capacity as owner trustee under the Trust Agreement, and its successors and assigns in such capacity.
“Owner Trustee Fee” the monthly fee payable to WTNA as compensation for serving as Owner Trustee under the Trust Agreement, as more fully described in the WTNA Fee Letter and payable on each Payment Date.
“Parent” means Oportun Financial Corporation.
“Participant Register” has the meaning assigned to that term in Section 9.04(e).
“Pathward” means Pathward, N.A. (f/k/a MetaBank, National Association), a federally registered financial institution, and its permitted successors and assigns.
“Patriot Act” has the meaning assigned to that term in Section 4.01(ff).
“Paying Agent” means WTNA, and its successors or assigns, in its capacity as paying agent under this Agreement.
“Paying Agent Fee” means the monthly fee payable to WTNA as compensation for serving as Paying Agent hereunder, as more fully described in the WTNA Fee Letter and payable on each Payment Date.
“Payment Date” means the eighth (8th) day of each month, or if such date is not a Business Day, the next Business Day, commencing in November 2023.
“PDF Form” means Adobe portable document format.
“Percentage Share” means, as of any date and with respect to any Lender and any Class of Loans, the percentage obtained by dividing (a) the sum of the unpaid principal balance of such Lender’s Loans of that Class as of such date by (b) the aggregate Outstanding Loan Balance at such time of all Loans of that Class.
“Perfection Representations” means the representations, warranties and covenants set forth in Schedule III attached hereto.
“Performance Guaranty” means the Performance Guaranty, dated as of the Closing Date, made by Oportun, Inc. and accepted by the Borrower, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“Permitted Liens” means (i) liens in favor of the Administrative Agent, for the benefit of the Secured Parties, granted or otherwise created by the Borrower, the Depositor or the Seller pursuant to the Transaction Documents, and (ii) liens imposed by law for taxes, assessments or other governmental charges payable by the Borrower that are not yet due or are being contested in good faith by appropriate proceedings and in respect of which it has established proper reserves on its books.
“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

Exhibit H-25
LEGAL02/42958175v30

a
“PF Score” means the credit score for an Obligor referred to as the “PF Score” determined by the Seller in accordance with its proprietary scoring method.
“Platform” has the meaning assigned to that term in Section 9.02(b).
“Pledge” means the pledge of any Receivable pursuant to Article II.
“Pledged Assets” has the meaning assigned to that term in Section 2.13.
“Pledged Receivables” has the meaning assigned to that term in Section 2.13(a).
“Pool Balance” means, as of any date, an amount equal to the outstanding principal balance of Eligible Receivables that are Pledged Receivables as of such date.
“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.
“Promissory Note” means a note evidencing a Loan, substantially in the form of Exhibit D attached hereto.
“Purchase Agreement” means the Receivables Purchase Agreement, dated as of the Closing Date, among the Seller, the Depositor and the Depositor Loan Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“Purchase Date” means the Closing Date and each date thereafter on which the Depositor and the Depositor Loan Trustee for the benefit of the Depositor purchase Consumer Loans and Related Rights from the Seller or an Additional Originator and transfer such Consumer Loans and Related Rights to the Borrower pursuant to the Transfer Agreement.
“Rapid Amortization Commencement Date” means the earliest of: (i) the date of occurrence of any Event of Default that has not been waived as an Event of Default in writing in accordance with this Agreement or (ii) the occurrence of a Rapid Amortization Event.
“Rapid Amortization Event” means the occurrence of any of the following events (unless waived by the Administrative Agent at the written direction of the Required Lenders):
(i)    the breach of any [***];
(ii)    the Initial OC Test fails to be satisfied and such failure continues for more than [***];
(iii)    the occurrence of a Change in Control;
(iv)    a final judgment or judgments in the trial courts for the payment of money in excess of $[***] in the aggregate shall have been rendered against the Seller and the same shall have remained unsatisfied and in effect, without stay of execution, for a period of sixty (60) consecutive days after the period for seeking appellate review shall have elapsed;
(v)     as of any Determination Date during the Revolving Period, the average annualized Monthly Loss Percentage over the previous [***] Collection Periods is greater than the Specified Monthly Loss Percentage;

Exhibit H-26
LEGAL02/42958175v30

a
(vi)    the existence of any Excess Concentration Amount for [***] consecutive months during the Revolving Period;
(vii)    the occurrence of a Servicer Default or an Event of Default; or
(viii)    [***].
“Rating Agency” means any of Moody’s, S&P, Fitch, KBRA or DBRS Morningstar, or such other nationally recognized statistical rating organizations as may be designated in writing by the Administrative Agent at the written direction of the Required Lenders to the other parties hereto.
“Rating Agency Condition” means, with respect to any action subject to such condition, unless otherwise specified, that (i) the Borrower has provided written (including in the form of e-mail) notice of the proposed action to each Rating Agency then rating any Class of Loans at least [***]prior to the effective date of such action (or if [***] prior notice is impractical, such advance notice as is practicable or otherwise acceptable to the Rating Agency) and (ii) either (x) such Rating Agency has provided a notification in writing (which notification may be in the form of e-mail, facsimile, press release, posting to its internet website or other such means then considered industry standard as determined by such Rating Agency) that the proposed action will not result in a reduction or withdrawal by such Rating Agency of the rating of such Loans or (y) if the Rating Agency then rating any Class of Loans has informed the Borrower that it does not provide such written notifications for actions of the type being proposed, then as to such Rating Agency, the Borrower shall deliver written (including in the form of e-mail) notice of the proposed action to such Rating Agency at least [***] prior to the effective date of such action (or if [***] prior notice is impractical, such advance notice as is practicable or otherwise acceptable to such Rating Agency).
“Rating Agency Notification” means, with respect to any action and each Rating Agency then rating any Class of Loans, that each such Rating Agency shall have received [***] prior written notice of such action (or such shorter period as is practicable or acceptable to such Rating Agency).
“Re-Aged Receivable” means any Receivable, the contractual delinquency of which has been modified by the Servicer in accordance with the Credit and Collection Policies without changing the original periodic payment amounts of such Receivable.
“Receivable” means the indebtedness of any Obligor under a Consumer Loan that is listed on the applicable Receivables Schedule, whether constituting an account, chattel paper, an instrument, a general intangible, payment intangible, promissory note or otherwise, and shall include (i) the right to payment of such indebtedness and any interest or finance charges and other obligations of such Obligor with respect thereto (including, without limitation, the principal amount of such indebtedness, periodic finance charges, late fees and returned check fees), and (ii) all proceeds of, and payments or Collections on, under or in respect of any of the foregoing. Notwithstanding the foregoing, upon release from the Collateral pursuant to Section 2.16 of a Removed Receivable, such Receivable shall no longer constitute a Receivable. If a Consumer Loan is refinanced, the original Receivable shall be deemed collected and cease to be a Receivable for purposes of the Transaction Documents upon payment to the Collection Account in accordance with Section 2.5 of the Purchase Agreement with respect thereto.
“Receivable File” means, with respect to a Receivable, the Consumer Loans or other records and the note related to such Receivable; provided that such Receivable File may be created in electronic format, or converted to microfilm or other electronic media.

Exhibit H-27
LEGAL02/42958175v30

a
“Receivable Term” means, with respect to any Receivable, the remaining term of the related Obligor Contract, determined as of any date of determination to the maturity date of such Obligor Contract.
“Receivable Yield” means, as of any date of determination, with respect to any Receivable, the expected aggregate annualized rate of return (inclusive of all interest and fees) of such Receivable relative to the unpaid balance of such Receivable at inception.
“Receivables Schedule” means a schedule in the form attached hereto as Exhibit B to be prepared by or on behalf of the Borrower and delivered to the Administrative Agent and the Paying Agent in connection with a Notice of Borrowing (or in connection with the Borrower’s acquisition of Receivables as otherwise provided in this Agreement) and setting forth information on the Eligible Receivables to be Pledged in connection with the Borrowing, as supplemented from time to time in connection with the sale of Subsequently Purchased Receivables.
“Recipient” means the Administrative Agent or any Lender, as applicable.
“Records” means all documents, books, records and other information (including, without limitation, tapes, disks, software, computer programs and related property and rights) maintained with respect to Receivables and the related Obligors which the Borrower has itself generated, in which the Borrower has acquired an interest pursuant to the Transfer Agreement, or in which the Borrower has otherwise obtained an interest.
“Recoveries” means, for any Collection Period during which, or any Collection Period after the date on which, any Receivable becomes a Defaulted Receivable and with respect to such Defaulted Receivable, all Collections (net of any third party collection fees and related out-of-pocket legal fees and expenses) that the Servicer received from or on behalf of the related Obligor during such Collection Period in respect of such Defaulted Receivable.
“Redemption Date” means in the case of an optional redemption of the Loans at the option of the Seller pursuant to Section 2.18, the Payment Date specified by the Seller in connection with such redemption.
“Redemption Price” means, with respect to any Loan as of the Redemption Date, the sum of (i) the Outstanding Loan Balance of the Loans subject to such redemption plus (ii) all accrued and unpaid interest, fees and other Obligations that are due and owing as of the Redemption Date.
“Regulatory Event” [***].
“Related Rights” means, with respect to any Consumer Loan, (i) all Receivables related thereto and all Collections received thereon after the applicable Cut-Off Date, (ii) all Related Security, (iii) all Recoveries relating thereto, and (iv) all proceeds of the foregoing.
“Related Security” means, with respect to any Receivable, all guaranties, indemnities, insurance and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable.
“Removed Receivables” means any Receivable which is purchased or repurchased (i) by the initial Servicer (or its Affiliate) pursuant to Section 2.02(h) of the Servicing Agreement, (ii) by the initial Servicer pursuant to the last paragraph of Section 2.08 of

Exhibit H-28
LEGAL02/42958175v30

a
the Servicing Agreement, (iii) by the Seller pursuant to the terms of the Purchase Agreement, (iv) by the Depositor pursuant to the terms of the Transfer Agreement or (v) by any other Person pursuant to Section 2.06.
“Renewal Receivable” means a Receivable that satisfies the following conditions: (i) the Obligor was previously an obligor on another receivable originated by the Seller, Oportun, LLC or Pathward, as applicable (the “Prior Receivable”), and (ii) the Obligor paid the Prior Receivable in cash in full or by net funding the Renewal Receivable proceeds (whether pursuant to the Seller’s or Oportun, LLC’s “Good Customer” program or otherwise) and such payment in full or net funding was not made in connection with the conversion of such Prior Receivable into a Re-Aged Receivable or a Rewritten Receivable.
“Required Lenders” means (a) so long as any Class A Loans are outstanding, seventy-five percent (75.0%) of the Outstanding Loan Balance of the Class A Loans, but otherwise the Class A Lenders representing seventy-five percent (75.0%) of the Outstanding Loan Balance of the Class A Loans, (b) after the Class A Loans have been paid in full in cash and for so long as any Class B Loans remain outstanding, seventy-five percent (75.0%) of the Outstanding Loan Balance of the Class B Loans, but otherwise the Class B Lenders representing seventy-five percent (75.0%) of the Outstanding Loan Balance of the Class B Loans, and (c) after the Class A Loans and the Class B Loans have been paid in full in cash, seventy-five percent (75.0%) of the Outstanding Loan Balance of the Class C Loans, but otherwise the Class C Lenders representing seventy-five percent (75.0%) of the Outstanding Loan Balance of the Class C Loans; provided that no Credit Party (or any Affiliate of a Credit Party) shall be included in the Required Lenders. For purposes of determining Required Lenders, the Administrative Agent, the Paying Agent and the Account Bank may assume that a Lender is not a Credit Party (or an Affiliate of a Credit Party) unless it shall have receive written notice thereof.
“Required Overcollateralization Amount” means, (I) with respect to any Payment Date during the Revolving Period, [***]% of the Adjusted Pool Balance as of the last day of the related Collection Period, and (II) on any Payment Date during the Amortization Period, the greater of (i) [***]% of the Adjusted Pool Balance as of the last day of the related Collection Period, or (ii) [***]% of the Adjusted Pool Balance as of the date on which the Revolving Period ends.
“Reserve Account” means the non-interest bearing trust account established and maintained with the Account Bank pursuant to Section 2.05(e) of this Agreement in the name of the Borrower for the benefit of the Administrative Agent (for the benefit of the Secured Parties), and under the sole dominion and control of the Administrative Agent. The account number and other pertinent information as to the Reserve Account is set forth on Schedule IV attached hereto.
“Reserve Account Amount” means, with respect to any Payment Date, the amount on deposit in and available for withdrawal from the Reserve Account on the last day of the immediately preceding Collection Period.
“Reserve Account Deficiency” means, with respect to any Payment Date, the excess, if any, of the Reserve Account Deposit over the Reserve Account Amount.
“Reserve Account Deposit” means an amount equal to at least $ [***], which equals [***]% of the Adjusted Pool Balance on the Closing Date; provided, however, that the Reserve Account Deposit will be zero if the Pool Balance as of the last day of the related Collection Period is zero.

Exhibit H-29
LEGAL02/42958175v30

a
“Reserve Account Draw Amount” means, with respect to any Payment Date and the related Collection Period, the lesser of (1) the amount, if any, by which the amounts payable on such Payment Date pursuant to clauses (3) through (5) of Section 2.05(c)(i)(A) or Section 2.05(c)(i)(B) exceeds the remaining Collections for such Payment Date after being reduced by amounts payable on such Payment Date pursuant to clauses (1) and (2) of Section 2.05(c)(i)(A) or Section 2.05(c)(i)(B), respectively, and (2) the Reserve Account Amount (before giving effect to any deposits to the Reserve Account on such Payment Date); provided, however, that the Reserve Account Draw Amount shall equal the Reserve Account Amount if (a) on the last day of the related Collection Period the Pool Balance is zero, or (b) the Loans have been accelerated following an Event of Default.
“Responsible Officer” means (x) with respect to any Credit Party, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the General Counsel, the President, any Senior Vice President, the Treasurer, the Controller, or any Manager of such Credit Party (or, in the case of the Borrower, of the Administrator), as applicable, and any other officer of such Credit Party (or, in the case of the Borrower, of the Administrator)that has direct responsibility for the administration of this Agreement or any other Transaction Document or the transactions entered into hereunder or thereunder, and (y) with respect to the Administrative Agent, the Paying Agent, the Owner Trustee, the Depositor Loan Trustee or the Account Bank, any vice president, assistant vice president or trust officer working in the applicable Corporate Trust Office and having direct responsibility for the administration of this Agreement or, with respect to a particular matter, any other officer working in the applicable Corporate Trust Office to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject.
“Restricted Party” means any Person (a) whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) included on one or more of the Restricted Party Lists; (c) located, organized, or ordinarily resident in a jurisdiction that is the subject of country- or territory-wide sanctions administered by OFAC (currently, Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine); or (d) owned 50 percent or more or controlled by, or acting on behalf of, any of the foregoing.
“Restricted Party Lists” means lists of sanctioned entities maintained by the United Nations Security Council, the United Kingdom, the United States, or the European Union, and any other relevant jurisdiction including but not limited to the following lists: the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, and the Sectoral Sanctions Identifications List, and any other lists administered by OFAC, as amended from time to time; the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List, all administered by the U.S. Department of Commerce; the Chinese Military-industrial Complex Companies; the consolidated list of Persons, Groups and Entities Subject to EU Financial Sanctions, as implemented by the EU Common Foreign & Security Policy; and similar lists of restricted parties maintained by other relevant Governmental Entities.
“Revolving Period” means the period from and including the Closing Date to, but not including, the earlier of (i) the Scheduled Amortization Period Commencement Date and (ii) the Rapid Amortization Commencement Date.
“Rewritten Receivable” means (i) any Receivable which replaces an existing Receivable due and (ii) any Receivable which is modified using criteria consistent with the re-write provisions of the Credit and Collection Policies, and in either case, which does not involve

Exhibit H-30
LEGAL02/42958175v30

a
the receipt of any new funds by the applicable Obligor. For the avoidance of doubt, a Temporary Reduction in Payment Plan is not a Rewritten Receivable.
“Routine Inquiry” includes, without limitation, any routine inquiry, whether in the form of writing or otherwise, made by a competent Government Entity with legal authority to regulate the activities of any of the Credit Parties or any Originator with respect to the Receivables or Obligor Contracts evidencing such Receivables, made via a form letter or otherwise, in connection with (i) a customer complaint, (ii) an alleged failure to comply with a state’s licensing requirements or its deferred deposit or “payday” lending laws or similar laws that are not applicable to Seller, Borrower or any Originator in such state and which would not reasonably be expected to materially and adversely impact the Receivables, (iii) a civil investigative demand, formal inquiry or investigation into acts or practices that would not render the Receivables or the Obligor Contracts evidencing such Receivables invalid, illegal or unenforceable as a matter of law or (iv) a routine audit by any Government Entity.
“S&P” or “Standard & Poor’s” means Standard & Poor’s Rating Service, a Standard & Poor’s Financial Services LLC business and its permitted successors and assigns.
“Sale” has the meaning assigned to that term in Section 7.04(a).
“Sale Agreement” has the meaning assigned to that term in the Purchase Agreement.
“Sanctions and Export Control Laws” means any law related to (a) import and export controls, including the U.S. Export Administration Regulations; or (b) economic sanctions, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the European Union, any European Union Member State, the United Nations Security Council, and His Majesty’s Treasury of the United Kingdom.
“Scheduled Amortization Period Commencement Date” means on October 19, 2025.
“Scheduled Payments” means, with respect to any Receivable, the periodic payments payable under the terms of the related Obligor Contract.
“Secured Parties” means the Lenders, the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee and the Depositor Loan Trustee.
“Secured Personal Loan” means a Consumer Loan that is, as of the date of the origination thereof, at least partially secured by a lien on one or more Titled Assets.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Securities Intermediary” has the meaning assigned to that term in Section 6.15(e).
“Seller” has the meaning assigned to that term in the preamble hereto.
“Servicer” means at any time the Person then authorized, pursuant to the Servicing Agreement, to service, administer and collect Pledged Receivables, including, under the circumstance described in the Servicing Agreement and the Back-Up Servicing Agreement, the Back-Up Servicer. As of the date hereof, PF Servicing, LLC is the Servicer.

Exhibit H-31
LEGAL02/42958175v30

a
“Servicer Account” has the meaning assigned to that term in the Servicing Agreement.
“Servicer Default” has the meaning assigned to that term in the Servicing Agreement.
“Servicer Transaction Documents” means collectively, this Agreement, the Servicing Agreement, the Back-Up Servicing Agreement and the Intercreditor Agreement, as applicable.
“Servicing Agreement” means the Servicing Agreement, dated as of the Closing Date, among the Borrower, the Servicer and Custodian, the Administrative Agent and Paying Agent, as the same may be amended or supplemented from time to time.
“Servicing Fee” means (A) for any Monthly Period during which PF Servicing, LLC or any Affiliate acts as Servicer, an amount equal to the product of (i) [***]%, (ii) 1/12 and (iii) the aggregate Outstanding Receivables Balance as of the last day of the immediately prior Monthly Period (provided, that the Servicing Fee for the first Payment Date shall be based upon the actual number of days in the first Monthly Period and assuming a 30-day month), and (B) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to (i) if SST acts as successor Servicer, the amount set forth pursuant to the SST Fee Schedule as set forth in the Back-Up Servicing Agreement or (ii) if any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to the product of (a) the current market rate for servicing receivables similar to the Receivables, (b) 1/12 and (c) the aggregate Outstanding Receivables Balance as of the last day of the immediately prior Monthly Period.
“Servicing Fee Rate” means [***]% per annum.
“Signature Law” has the meaning assigned to that term in Section 9.10.
“Specified Monthly Loss Percentage” means [***]%.
“SST” means Systems & Services Technologies, Inc., a Delaware corporation.
“SST Fee Schedule” means Schedule I to the Back-Up Servicing Agreement.
“State” means one of the fifty states of the United States or the District of Columbia.
“Subsequently Purchased Receivables” means additional Receivables, including Rewritten Receivables, that are (or the related Consumer Loans of which are) identified on a Receivables Schedule (that has been delivered to the Administrative Agent and the Lenders) and sold or transferred to the Borrower from time to time after the Closing Date.
“Subsidiary” or “Subsidiaries” means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might

Exhibit H-32
LEGAL02/42958175v30

a
have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.
“Tangible Net Worth” means, on any date of determination, the total shareholders’ equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less the sum of (a) all notes receivable from officers and employees of the Parent and its Subsidiaries and from affiliates of the Parent, and (b) the aggregate book value of all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, and franchises.
“[***]” [***].
“Tax” or “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Tax Opinion” means, with respect to any action, an Opinion of Counsel, reasonably acceptable to the Required Lenders, to the effect that, for U.S. federal income tax purposes, such action will not (a) cause the Borrower to be classified as an association or as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, and (b) prevent any Class of Loans that remain outstanding for which the Borrower has previously received a tax opinion that such Class of Loans will be treated as indebtedness for U.S. federal income tax purposes from continuing to qualify for the same level of opinion.
“Temporary Reduction in Payment Plan” means a short-term modification option under the Credit and Collection Policies pursuant to which the Servicer may make temporary payment reductions of up to six months’ worth of payments through a combination of a temporary reduction in interest rate and an extended term.
“Titled Asset” means an automobile, light-duty truck, SUV or van for which, under applicable state law, a certificate of title is issued and any security interest therein is required to be perfected by notation on such certificate of title or recorded with the relevant Government Entity that issued such certificate of title.
“Transaction Documents” means, collectively, this Agreement, the Promissory Notes (if any), the Servicing Agreement, the Back-Up Servicing Agreement, the Purchase Agreement, the Transfer Agreement, the Fee Letter, the Trust Agreement, the Depositor Loan Trust Agreement, the Sale Agreement, the Performance Guaranty, the Intercreditor Agreement, any agreements of the Borrower relating to the Loans and all other agreements executed in connection with this Agreement, and each document, instrument or agreement related to any of the foregoing, as each may from time to time be amended, supplemented and/or restated in accordance with Section 9.01.
“Transfer” has the meaning assigned to that term in Section 9.04(b).
“Transfer Agreement” means the Receivables Transfer Agreement, dated as of the Closing Date, among the Borrower, the Depositor and the Depositor Loan Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

Exhibit H-33
LEGAL02/42958175v30

a
“Transfer Report” has the meaning assigned to that term in the Transfer Agreement.
“Transfer Supplement” means a transfer supplement entered into between an assigning Lender, an assignee Lender and Administrative Agent in the form attached hereto as Exhibit F.
“Transition Costs” means any documented out-of-pocket expenses reasonably incurred by the Back-Up Servicer in connection with a transfer of servicing from the Servicer to the Back-Up Servicer as the successor Servicer in an aggregate amount not to exceed [***].
“Trust Agreement” means the Amended and Restated Trust Agreement of the Borrower, dated as of the Closing Date, among the Depositor, the Owner Trustee and the Administrator, and all amendments, restatements, supplements and modifications thereto in accordance with the terms thereof.
“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.
“United States” means the United States of America.
“Unsecured Loan” means a Consumer Loan that is, as of the date of the origination thereof, not secured by any collateral pursuant to the terms of the applicable loan documentation.
“VantageScore” means the credit score referred to as a “VantageScore” calculated and reported by Experian plc.
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.
“Waterfall Account” means the non-interest bearing account established with the Account Bank in the name of the Borrower for the benefit of the Administrative Agent, for the benefit of the Secured Parties, and under the sole dominion and control of the Administrative Agent, into which amounts on deposit in the Collection Account are remitted from the Collection Account pursuant to Section 2.05(e). The account number and other pertinent information as to the Waterfall Account is set forth on Schedule IV attached hereto.
“WTNA” means Wilmington Trust, National Association, a national banking association or its successors in interest.
“WTNA Expense Cap” means, with respect to any calendar year, $[***].
“WTNA Fee Letter” means that certain schedule entered into by and between WTNA and Oportun, Inc. with respect to the performance of services as Paying Agent, Account Bank, Owner Trustee and Depositor Loan Trustee.
SECTION 1.02.    Other Terms.
All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

Exhibit H-34
LEGAL02/42958175v30

a
SECTION 1.03.    Computation of Time Periods, Etc.
Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” Any approval or consent of the Administrative Agent, the Required Lenders and/or the Lenders required hereunder shall be given or withheld by the Administrative Agent, the Required Lenders and/or the Lenders, as applicable, in their sole discretion, unless otherwise specifically required pursuant to the terms of this Agreement.
ARTICLE II - THE RECEIVABLES FACILITY
SECTION 2.01.    Borrowing; Loans.
    (a)     On the terms and conditions hereinafter set forth, each Lender shall make a loan or loans (“Loans”) to the Borrower secured by Pledged Assets on the Borrowing Date, in an amount not to exceed the Aggregate Borrowing Limit. Under no circumstances shall the Lenders make any Loan or portion thereof unless, after giving effect to such Borrowing, the Initial OC Test will be satisfied. Under no circumstances shall any Lender make any Loan or portion thereof to the extent that, after giving effect to the Borrowing of such Loan, the aggregate Initial Loan Balance of all Loans made by such Lender would exceed such Lender’s Commitment Amount or such Lender’s Committed Share Percentage with respect to the type of Loans being made. For the avoidance of doubt, no principal amount of any Loan repaid pursuant to this Agreement shall be available to be drawn upon by Borrower on a subsequent date. Each Lender’s Commitment Amount and Loan made under each Class of Loans shall be as set forth opposite such Lender’s name on Schedule V hereto, as updated from time to time in the Register by the Administrative Agent pursuant to Section 9.04(c). For the avoidance of doubt, there shall be only one Borrowing Date and any Commitment Amounts that are not funding on such Borrowing Date shall be deemed terminated.
    (b)    At the request of any Lender, one or more duly executed Promissory Notes, payable to the order of the Persons specified by any such Lender, shall be issued on the Closing Date and will be delivered in physical form. More than one Lender may lend under any particular Class of Loans; provided, however, that the Class C Loans shall only be issuable in the Minimum Denomination. Each such Lender shall be provided with its own Promissory Note, and all Promissory Notes issued with respect to such Class of Loans shall be pari passu with each other and treated, for all intents and purposes hereunder, as if only one Promissory Note for that Class of Loans has been issued. Each Promissory Note issued hereunder shall be in all respects equally and ratably secured with each other Promissory Note by the Pledged Assets that are Receivables. The Promissory Notes have not been registered under the Securities Act or the securities laws of any jurisdiction.
If any Promissory Note shall become mutilated, defaced, destroyed, lost or stolen, the Borrower shall, upon the written request of the applicable Lender, execute and deliver in replacement thereof a new Promissory Note in the same form, payable in the same original amount and dated the same date. If the Promissory Note being replaced has become mutilated or defaced, such mutilated or defaced Promissory Note shall be surrendered to the Borrower. If the Promissory Note being replaced has been destroyed, lost or stolen, the applicable Lender shall furnish to the Borrower such security or indemnity as may be reasonably required by the Borrower to save the Borrower harmless and evidence reasonably satisfactory to the Borrower of the destruction, loss or theft of such Promissory Note.
SECTION 2.02.    Borrowing.

Exhibit H-35
LEGAL02/42958175v30

a
(a)    On the Borrowing Date, subject to satisfaction of the conditions precedent set forth in Section 3.01, the Lenders shall fund Loans in an amount up to the Borrowing Limit for each Class of Loans.
(b)    The Borrowing shall be made upon irrevocable written notice from the Borrower to the Administrative Agent, the Paying Agent and each applicable Lender (any such written notice, a “Notice of Borrowing”) in the form of Exhibit A attached hereto, provided that such Notice of Borrowing is received by the Administrative Agent and all applicable Lenders on the [***] immediately prior to the Borrowing Date. The Notice of Borrowing shall specify (A) the aggregate amount of the Borrowing, and (B) the proposed Borrowing Date and shall attach a Receivables Schedule setting forth the Eligible Receivables proposed to be Pledged in connection with the Borrowing (and upon the Borrowing, such Receivables shall be Pledged Receivables hereunder).
(c)    The parties hereto acknowledge that the Custodian shall maintain the authoritative copy of the Receivable Files and related Collateral Package Items, in accordance with the Servicing Agreement.
(d)    So long as the applicable conditions set forth in this Article II and in Article III have been satisfied, (i) each applicable Lender shall make available the requested Loans no later than 2:00 P.M. (New York City time) on the Borrowing Date, in same day funds, in the amount of such Lender’s Committed Share Percentage of each requested Borrowing, by payment into the Waterfall Account, and (ii) the Paying Agent shall make available to the Borrower the funds so deposited in the Waterfall Account (net of any fees, expenses or reserve amounts as set forth in a flow of funds or similar document, as mutually agreed to by the Paying Agent, the Lenders and the Borrower) no later than 5:00 P.M. (New York City time) on the Borrowing Date, in same day funds, by payment into the account which the Borrower has designated to it in writing or as otherwise directed by the Borrower as set forth in such flow of funds or similar document. Any such flow of funds or similar document referred to in clause (d)(ii) above shall have been delivered to the Administrative Agent and the Paying Agent, executed by the Lenders and Borrower, no later than 2:00 P.M. (New York City time) on the Business Day prior to the Borrowing Date.
(e)    On or prior to the Borrowing Date, and from time to time thereafter (with respect to trailing documents), the Borrower shall make available to the Administrative Agent the Collateral Package Items for each of the Receivables Pledged or proposed to be Pledged in connection with the Borrowing on the Borrowing Date in accordance with the Servicing Agreement.
(f)    The Loans shall bear interest at the applicable Loan Rate.
(g)    [Reserved].
(h)    The Borrower agrees that the principal and interest on the Loans shall be recourse obligations of the Borrower.
(i)    Notwithstanding any provision herein to the contrary, the parties hereto intend that all Loans made hereunder shall constitute a “loan” and not a “security” for all purposes, including for purposes of Section 8-102(15) of the UCC, the Investment Company Act and the Volcker Rule.
SECTION 2.03.    Facility Maturity Date. Any Loans outstanding on the Facility Maturity Date shall mature on such date. On the Facility Maturity Date, the Aggregate

Exhibit H-36
LEGAL02/42958175v30

a
Repayment Amount shall be immediately due and payable (and the Borrower shall pay all such amounts immediately).
SECTION 2.04.    Collection and Interest Accrual Periods.
(a)    The initial Interest Accrual Period applicable to any new Loan shall commence on, and include, the Borrowing Date, and shall terminate on, and include, the day immediately prior to the first Payment Date. Upon the termination of the initial Interest Accrual Period with respect to the Loans, the next Interest Accrual Period for such Loan shall terminate on, and include, the day immediately prior to the next Payment Date. All outstanding Loans allocated to one or more initial Interest Accrual Periods maturing on the same date shall be allocated to Interest Accrual Periods as set forth above at the end of such initial Interest Accrual Periods. Any Interest Accrual Period which commences before the Rapid Amortization Commencement Date and would otherwise end on a date occurring after the Rapid Amortization Commencement Date shall end on the Rapid Amortization Commencement Date. On and after the Rapid Amortization Commencement Date, the Administrative Agent shall have the right to allocate outstanding Loans, if any, to Interest Accrual Periods of such duration as shall be selected in writing by the Administrative Agent at the written direction of the Required Lenders.
(b)    For each applicable Interest Accrual Period, the Loans of each Class shall accrue interest on the Outstanding Loan Balance thereof at the Loan Rate applicable to such Class; provided that with respect to the Class B Loans and the Class C Loans and on each Payment Date, interest shall be deemed not to have accrued during the previous Interest Accrual Period on an amount equal to the Impairment of each Class of Loans. All interest and fees accrued hereunder on the Loans of each Class shall be calculated on the basis of the actual number of days elapsed during the related Interest Accrual Period and a three hundred sixty (360) day year.
(c)    The Administrative Agent shall calculate the amount of interest accrued during the Interest Accrual Period with respect to each Payment Date. At least four (4) Business Days prior to such Payment Date, the Administrative Agent shall provide such calculations to the Borrower and the Servicer for inclusion, upon review and verification by the Servicer pursuant to the Servicing Agreement, and the Borrower shall cause the Servicer to include the same, in the Monthly Remittance Report. If there is any discrepancy between the calculation of the Administrative Agent of such interest accrual and the records of the Servicer, the Borrower shall cause the Servicer to notify the Administrative Agent of such discrepancy and reconcile such discrepancy prior to reporting such interest accrual amounts in the Monthly Remittance Report.
SECTION 2.05.    Remittance Procedures.
(a)    General. The Paying Agent is hereby authorized and directed to apply funds on deposit in the Collection Account, the Reserve Account and the Waterfall Account as further described in this Section 2.05. The Paying Agent shall, in accordance with the Monthly Remittance Report (which Monthly Remittance Report shall be deemed to be a direction from the Borrower upon which the Paying Agent and the Account Bank are authorized to act in accordance with), cause the Account Bank and, if the Paying Agent fails to do so, the Administrative Agent may instruct the Account Bank, to apply funds on deposit in the Collection Account, the Reserve Account and the Waterfall Account as described in this Section 2.05 (and the Account Bank shall promptly comply with all such instructions).
(b)    Interest. On each Business Day (including any Payment Date), the Paying Agent shall direct the Account Bank to set aside in the Waterfall Account (and the Account Bank shall promptly comply with such instructions) for transfer solely in accordance with the Monthly

Exhibit H-37
LEGAL02/42958175v30

a
Remittance Report (whether on such day or on a subsequent day) collected or deposited funds in an amount equal to accrued and unpaid interest through such day on the Loans not so previously set aside. On each Payment Date, the Servicer shall be deemed, by delivery of the Monthly Remittance Report, to notify the Paying Agent of the accrued and unpaid interest for the immediately preceding Interest Accrual Period and the Paying Agent, solely in accordance with the Monthly Remittance Report, shall cause the Account Bank to pay collected or deposited funds set aside in respect of accrued and unpaid interest pursuant to Section 2.05(c).
(c)    Transfers From the Waterfall Account on each Payment Date.
(i)    Priority of Payments. The Paying Agent shall, by no later than 11:00 A.M. (New York City time) on each Payment Date, cause, in accordance with the Monthly Remittance Report, the Account Bank to transfer (x) the Available Funds and any other amounts on deposit in the Waterfall Account, (y) any Reserve Account Draw Amount, if applicable, and, (z) solely with respect to clause (C) of this Section 2.05(c)(i), the Reserve Account Amount to the Paying Agent for distribution in the following manner and priority.
(A)    On each Payment Date prior to the Rapid Amortization Commencement Date (so long as no Event of Default has occurred and is continuing and such Payment Date is not the final Payment Date):
(1)    to the Servicer, the Servicing Fee then due with respect to the Receivables together with any accrued and unpaid Servicing Fees with respect to the Receivables owed from prior Collection Periods;
(2)    to the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer, as applicable, (i) the Administrative Agent Fee and out-of-pocket expenses, the Paying Agent Fee and out-of-pocket expenses, the Account Bank fee and out-of-pocket expenses, the Owner Trustee Fee and out-of-pocket expenses, the Depositor Loan Trustee Fee and out-of-pocket expenses, and the Back-Up Servicer’s Fee and out-of-pocket expenses, then due, in each case, with respect to the Receivables, (ii) all such unpaid fees and out-of-pocket expenses of the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer with respect to the Receivables remaining unpaid from prior Collection Periods, and (iii) any other amounts due and owing to the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee or Back-Up Servicer (including any Transition Costs, if applicable, and termination payments and indemnity payments pursuant to Section 8.01 hereof (provided that (A) all fees and expenses due and payable pursuant to clauses (i) and (ii) shall be subject to the applicable Expense Cap and (B) any indemnity payments (other than such indemnity payments owed to the Back-Up Servicer it if becomes the successor Servicer) shall be subject to the Indemnity Cap));
(3)    to the Class A Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class A Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of Class A Loans;

Exhibit H-38
LEGAL02/42958175v30

a
(4)    to the Class B Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class B Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of Class B Loans;
(5)    to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class C Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of Class C Loans;
(6)    to the Reserve Account, an amount equal to the Reserve Account Deficiency for such Payment Date, if any;
(7)    on any Payment Date during the Amortization Period, to the Lenders, sequentially by Classes (i.e., beginning with Class A) and on a pro rata basis within each Class, principal in an amount equal to the excess, if any, of (i) the aggregate Outstanding Loan Balance of the Class A Loans, Class B Loans and Class C Loans as of such Payment Date, over (ii) the Adjusted Pool Balance as of the last day of the related Collection Period, minus the Required Overcollateralization Amount;
(8)    pro rata, to the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer, (i) any indemnity payments that are due and owing to any of them pursuant to Section 8.01 hereof in excess of the Indemnity Cap and (ii) any out-of-pocket expenses then due that are in excess of the related Expense Cap and not previously paid pursuant to this Section 2.05(c)(i)(A); and
(9)    to the Borrower (or an Affiliate of the Borrower, as may be directed by the Borrower), any remaining amounts.
(B)    On each Payment Date on or after the Rapid Amortization Commencement Date (so long as no Event of Default has occurred and is continuing and such Payment Date is not the final Payment Date):
(1)    to the Servicer, the Servicing Fee with respect to the Receivables then due together with any accrued and unpaid Servicing Fees with respect to the Receivables owed from prior Collection Periods;
(2)    to the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer, as applicable, (i) the Administrative Agent Fee and out-of-pocket expenses, the Paying Agent Fee and out-of-pocket expenses and out-of-pocket expenses, the Account Bank fee and out-of-pocket expenses, the Owner Trustee Fee and out-of-pocket expenses, the Depositor Loan Trustee Fee and out-of-pocket expenses, and the Back-Up Servicer’s Fee and out-of-pocket expenses, then due, in each case, with respect to the Receivables, (ii) all such unpaid fees and out-of-pocket expenses of the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer with respect to the Receivables remaining unpaid from prior Collection Periods, and (iii) any other amounts due and owing to the Administrative Agent, Paying Agent, Account Bank, Owner

Exhibit H-39
LEGAL02/42958175v30

a
Trustee, Depositor Loan Trustee or Back-Up Servicer (including any Transition Costs, if applicable, and termination payments and indemnity payments pursuant to Section 8.01 hereof (provided that (A) all fees and expenses due and payable pursuant to clauses (i) and (ii) shall be subject to the applicable Expense Cap and (B) any indemnity payments (other than such indemnity payments owed to the Back-Up Servicer it if becomes the successor Servicer) shall be subject to the Indemnity Cap));
(3)    to the Class A Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class A Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of Class A Loans;
(4)    to the Class B Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class B Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of the Class B Loans;
(5)    to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class C Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of the Class C Loans;
(6)    to the Reserve Account, an amount equal to the Reserve Account Deficiency for such Payment Date, if any;
(7)    to the Class A Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), in reduction of principal until the Outstanding Loan Balance of the Class A Loans has been reduced to zero;
(8)    to the Class B Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), in reduction of principal until the Outstanding Loan Balance of the Class B Loans has been reduced to zero;
(9)    to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), in reduction of principal until the Outstanding Loan Balance of the Class C Loans has been reduced to zero;
(10)    pro rata, to the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer, (i) any indemnity payments that are due and owing to any of them pursuant to Section 8.01 hereof in excess of the Indemnity Cap and (ii) any out-of-pocket expenses then due that are in excess of the related Expense Cap and not previously paid pursuant to this Section 2.05(c)(i)(B); and
(11)    to the Borrower (or an Affiliate of the Borrower, as may be directed by the Borrower), any remaining amounts.

Exhibit H-40
LEGAL02/42958175v30

a
(C)    On each Payment Date occurring during the existence of an Event of Default and on the final Payment Date:
(1)    to the Servicer, the Servicing Fee with respect to the Receivables then due together with any accrued and unpaid Servicing Fees with respect to the Receivables owed from prior Collection Periods;
(2)    to the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer, as applicable, (i) the Administrative Agent Fee and out-of-pocket expenses, and out-of-pocket expenses, the Paying Agent Fee and out-of-pocket expenses, the Account Bank fees and out-of-pocket expenses, the Owner Trustee Fee and out-of-pocket expenses, the Depositor Loan Trustee Fee and out-of-pocket expenses, and the Back-Up Servicer’s Fee and out-of-pocket expenses, then due, in each case, with respect to the Receivables, (ii) all such unpaid fees and out-of-pocket expenses of the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer with respect to the Receivables remaining unpaid from prior Collection Periods, and (iii) any other amounts due and owing to the Administrative Agent, Paying Agent, Account Bank, Owner Trustee, Depositor Loan Trustee and Back-Up Servicer (including any Transition Costs, if applicable, and termination payments and indemnity payments pursuant to Section 8.01 hereof);
(3)    to the Class A Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class A Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of Class A Loans;
(4)    to the Class A Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), in reduction of principal until the Outstanding Loan Balance of the Class A Loans has been reduced to zero;
(5)    to the Class B Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class B Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of the Class B Loans;
(6)    to the Class B Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), in reduction of principal until the Outstanding Loan Balance of the Class B Loans has been reduced to zero;
(7)    to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), interest accrued on the Class C Loans at the applicable Loan Rate on an amount equal to the Outstanding Loan Balance of the Class C Loans;
(8)    to the Class C Lenders (on a pro rata basis in accordance with such Lenders’ Committed Share Percentage), in reduction of principal until the Outstanding Loan Balance of the Class C Loans has been reduced to zero; and

Exhibit H-41
LEGAL02/42958175v30

a
(9)    to the Borrower (or an Affiliate of the Borrower, as may be directed by the Borrower), any remaining amounts.
(d)    Any amounts to be paid to the Lenders as principal or interest with respect to any Class of Loans pursuant to this Section 2.05 shall be remitted to the Administrative Agent for further payment (on the same day of receipt) or, if received after 2:00 P.M. (New York time) as promptly as possible but no later than the next Business Day) to the Lenders of such Class on a pro rata basis in accordance with such Lenders’ Committed Share Percentage.
(e)    Establishment of the Accounts. Each of the Accounts shall be established and maintained with the Account Bank. The Administrative Agent, on behalf of the Secured Parties, shall have sole control over each Account. The Administrative Agent, on behalf of the Secured Parties, shall have “control” within the meaning of Sections 8-106 and 9-104 of the UCC over each Account at all times. Neither the Borrower nor any Person claiming through or under the Borrower shall have any claim to or interest in any Account, nor shall any such Person have the right to direct the Account Bank as to the amounts on deposit in any such Account except as otherwise may be expressly permitted herein. On a monthly basis, on each Payment Date, solely in accordance with the Monthly Remittance Report, the Account Bank shall withdraw all amounts on deposit in the Collection Account and shall remit all such amounts to the Waterfall Account.
(f)    Excess Funding Account and [***].
(i)    During the Revolving Period, to the extent there is Excess Principal, the Borrower shall deposit, or direct the Paying Agent in writing to withdraw from the Collection Account and remit, all Excess Principal into the Excess Funding Account. The Borrower shall provide the Paying Agent with appropriate calculations and supporting information that sets forth the required payments and the calculation of the Excess Principal; provided that that the Paying Agent shall have no obligation to confirm or verify such calculations or supporting information.
(ii)    On any Business Day during the Revolving Period, the Borrower shall be entitled to direct the Paying Agent to release amounts held on deposit in the Excess Funding Account to the Borrower to fund the purchase of additional Receivables. Upon the commencement of the Amortization Period, the Paying Agent shall transfer all amounts remaining on deposit in the Excess Funding Account to the Collection Account.
(iii)    [***].
(g)    Reserve Account.
(i)    On the Borrowing Date, the Borrower shall deposit the Reserve Account Deposit into the Reserve Account. On each Payment Date, solely in accordance with the Monthly Remittance Report, the Paying Agent will deposit in the Reserve Account, solely from amounts in the Waterfall Account to the extent available pursuant to Section 2.05(c)(i)(A) for such purpose, the amount, if any, by which the Reserve Account Deposit for that Payment Date exceeds the amount on deposit in the Reserve Account on that Payment Date, after giving effect to all required withdrawals from the Reserve Account on such Payment Date pursuant to Section 2.05(g)(ii).

Exhibit H-42
LEGAL02/42958175v30

a
(ii)    On each Determination Date, the Borrower will determine the Reserve Account Draw Amount, if any, for the related Payment Date and cause the Servicer to indicate such amount in the related Monthly Remittance Report. If the Reserve Account Draw Amount for any Payment Date is greater than zero, the Paying Agent will withdraw such Reserve Account Draw Amount from the Reserve Account, solely in accordance with the Monthly Remittance Report, and transfer such amount to the Waterfall Account on such Payment Date.
(iii)    Upon the occurrence of any Event of Default that results in acceleration of the Loans and is not waived on or before the next Payment Date, all amounts on deposit in the Reserve Account shall be withdrawn by the Paying Agent, to the extent of funds on deposit therein, and deposited in the Waterfall Account, to be distributed in accordance with the priority of payments set forth in this Section 2.05 on the next succeeding Payment Date.
(h)    Instructions to the Account Bank. All instructions and directions given to the Account Bank pursuant to this Section 2.05 and Sections 2.18 and 2.19 shall be in writing, with a copy to the Administrative Agent, and such written instructions and directions shall be delivered with a written certification that such instructions and directions are in compliance with the provisions of this Section 2.05, Section 2.18 or Section 2.19, as applicable.
SECTION 2.06.    Removed Receivables. Upon satisfaction of the conditions and the requirements of any of (i) Section 5.01(g) hereof, (ii) Section 2.02(h) or Section 2.07 of the Servicing Agreement, (iii) Section 2.4 of the Purchase Agreement or (iv) Section 3.4 of the Transfer Agreement, as applicable, the Borrower shall execute and deliver and, upon receipt of a Borrower Order or an Administrator Order, the Administrative Agent (upon conclusive reliance upon the Officer’s Certificate described below) shall acknowledge an instrument in the form attached hereto as Exhibit H evidencing the Administrative Agent’s release of the related Removed Receivables and Related Security, and the Removed Receivables and Related Security shall no longer constitute a part of the Collateral, upon receipt of an Officer’s Certificate of the Administrator certifying that all conditions precedent relating to the execution of such instrument and the release contemplated by such instrument have been complied with. No party relying upon an instrument executed by the Administrative Agent as provided in this Article II shall be bound to ascertain the Administrative Agent’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.
SECTION 2.07.    Use of Proceeds. Borrower shall use all Loans (a) to finance the purchase of Eligible Receivables from the Seller, and (b) to finance any fees and expenses described in Section 9.07 incurred in connection with the closing and administration of this Agreement and the other Transaction Documents. In no event shall the funds from any Loan be used directly or indirectly by any Credit Party (a) for personal, family, household or agricultural purposes, (b) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any “margin stock” (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock, (c) for a purpose that violates, or would be inconsistent with Regulation T or X promulgated by the Board of Governors of the Federal Reserve System or (d) to acquire any security in any transaction which is subject to Sections 12, 13 or 14 of the Securities Exchange Act of 1934, as amended. Borrower represents and warrants that Borrower is not engaged in the business of extending credit to others for the purpose of purchasing or carrying margin stock.
SECTION 2.08.    Payments and Computations, Etc.

Exhibit H-43
LEGAL02/42958175v30

a
(a)    All amounts to be paid or deposited by the Borrower hereunder shall be paid or deposited in accordance with the terms hereof no later than 3:00 P.M. (New York City time) on the Business Day prior to the day when due in lawful money of the United States in immediately available funds to the applicable Account. The Borrower shall, to the extent permitted by law, pay interest on all amounts not paid or deposited when due hereunder (whether owing by the Borrower) at the Default Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be remitted to the Waterfall Account and distributed by the Account Bank pursuant to Section 2.05(c). Any Obligation hereunder shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or returned by the Administrative Agent or any Lender to the Borrower or any other Person for any reason. All computations of interest and all computations of fees hereunder (including, without limitation, the Administrative Agent Fee, the Back-Up Servicer’s Fee, the Paying Agent Fee and the Servicing Fee) shall be made on the basis of a year of three hundred sixty (360) days for the actual number of days (including the first but excluding the last day) elapsed.
(b)    Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or any Fee payable hereunder, as the case may be; provided, however, that with respect to the calculation of interest hereunder, such extension of time shall not be included in more than one Interest Accrual Period.
SECTION 2.09.    Fees. On each Payment Date, the Borrower shall pay WTNA, in its capacities as the Administrative Agent, Owner Trustee, Depositor Loan Trustee, Account Bank and Paying Agent hereunder, certain fees in the amounts set forth in the Administrative Agent Fee Letter and the WTNA Fee Letter. On each Payment Date, the Borrower shall pay the Administrative Agent, the Servicer and the Back-Up Servicer certain fees in the amounts set forth herein. All of the fees (other than fees owing to WTNA in any capacity on the Closing Date or the Borrowing Date) payable pursuant to this Section 2.09 to the Owner Trustee, Depositor Loan Trustee, Account Bank, Paying Agent, Administrative Agent, the Servicer and the Back-Up Servicer shall be payable solely from amounts available for application pursuant to, and subject to the priority of payment set forth in, Section 2.05.
SECTION 2.10.    Increased Costs; Capital Adequacy or Liquidity. If, due to:
(i)    the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation, administration or application of any law or regulation (other than with respect to Indemnified Taxes and Excluded Taxes) or any guideline of any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic;
(ii)    the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation, administration or application of any law or regulation, that subjects the Administrative Agent or any Lender or successor or assign thereof (each of which shall be an “Affected Party”) to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

Exhibit H-44
LEGAL02/42958175v30

a
(iii)    the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), and as a result of the foregoing there shall be any increase in the cost to an Affected Party of agreeing to make or making, funding or maintaining any Loan (or any reduction of the amount of any payment (whether of principal, interest, fee, compensation or otherwise) to any Affected Party hereunder), as the case may be, the Borrower shall, from time to time, after written demand by the Administrative Agent (at the direction of the Affected Party), for the account of such Affected Party (which demand shall be made by the Administrative Agent promptly following written request from such Affected Party), pay (from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.05) to the Affected Party, additional amounts sufficient to compensate such Affected Party for such increased costs or reduced payments. For the avoidance of doubt, Financial Accounting Standards Board Interpretation No. 46 or any other interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a change in the interpretation, administration or application of a law, regulation or guideline subject to this Section 2.10(a).
(b)    If either (i) the introduction of or any change in or in the interpretation, administration or application of any law, guideline, rule or regulation, directive or request or (ii) the compliance by any Affected Party with any law, guideline, rule, regulation, directive or request, from any central bank, any Governmental Authority or agency or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy or liquidity, has or would have the effect of reducing the rate of return on the capital of any Affected Party, as a consequence of its obligations hereunder or any related document or arising in connection herewith or therewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy or liquidity), by an amount deemed by such Affected Party to be material, then, from time to time, after demand by such Affected Party, the Borrower shall pay the Affected Party (from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.05), such additional amounts as will compensate such Affected Party for such reduction. For the avoidance of doubt, Financial Accounting Standards Board Interpretation No. 46 or any other interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a change in the interpretation, administration or application of a law, guideline, rule or regulation, directive or request subject to this Section 2.10(b).
(c)    In determining any amount provided for in this Section 2.10, the Affected Party may use any reasonable averaging and attribution methods. The Affected Party making a claim under this Section 2.10, shall submit to the Borrower a certificate which shall provide in reasonable detail the basis for such claim and the computations of such additional or increased costs, which certificate shall be conclusive absent demonstrable error.
SECTION 2.11.    TaxesAny and all payment by the Borrower hereunder shall be made free and clear of and without deduction for any Tax, except as required by Applicable Law. If Borrower shall be required by Applicable Law (as determined in the good faith discretion of the Borrower) to deduct any Taxes from any sum payable by Borrower to any Lender, (i) if such Tax is an Indemnified Tax, then the amount payable shall be increased as may be necessary so that after Borrower and such Lender has made all required deductions (including deductions applicable to additional sums payable under this Section 2.11), such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall be

Exhibit H-45
LEGAL02/42958175v30

a
entitled to make all such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with Applicable Law.
(a)    The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(b)    The Borrower shall indemnify each Recipient, within [***] after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.11) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Such Recipient shall (A) provide a certificate as to the amount of such payment or liability delivered to the Borrower by such Recipient, setting forth in reasonable detail the basis and calculation of such amounts or (B) have the amounts of such Indemnified Taxes verified, at the expense of the Borrower, by an independent accountant selected by such Lender or the Administrative Agent, as applicable.
(c)    As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.11, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment.
(d)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments under this Agreement shall deliver to the Borrower, the Paying Agent, the Administrative Agent and the Account Bank, at the time or times prescribed by Applicable Law or reasonably requested by Borrower, the Paying Agent, the Administrative Agent or the Account Bank, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation. In addition, any Lender, if reasonably requested by the Borrower, the Paying Agent, the Account Bank or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower, the Paying Agent, the Account Bank or the Administrative Agent as will enable the Borrower, the Paying Agent, the Account Bank or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. The completion, execution and submission of the documentation referenced in the preceding two sentences (other than such documentation set forth in Sections 2.11(e)(ii)(A) – (C) and 2.11(f) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing,
(i)    Each Lender that is a “United States person” as defined in Section 7701(a)(30) of the Code shall deliver to the Borrower, the Paying Agent, the Administrative Agent and the Account Bank on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent, the Administrative Agent or the Account Bank), executed copies of IRS Form W-9 (or any successor forms) certifying that such Lender is exempt from U.S. federal backup withholding Tax;

Exhibit H-46
LEGAL02/42958175v30

a
(ii)    Each Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent, the Administrative Agent and the Account Bank on or prior to the date on which such Lender becomes a Lender under this Agreement;
(A)    in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party, executed copies of either IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor forms) establishing complete exemption from, or a reduced rate of, U.S. federal withholding Tax on all payments by or on behalf of the Borrower under or in respect of this Agreement;
(B)     executed copies of IRS Form W-8ECI (or any successor forms); or
(C)    in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding Tax under Section 87l(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit E and executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor forms).
In addition, each Lender shall deliver such forms promptly upon the expiration, obsolescence or invalidity of any form previously delivered by such Lender or promptly notify the Borrower, the Paying Agent, the Account Bank and the Administrative Agent of its legal inability to do so. Each Lender shall promptly notify Borrower, the Paying Agent, the Account Bank and the Administrative Agent at any time it determines that a change in circumstance makes any information on the IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI or Exhibit E statement, as the case may be, incorrect and shall provide promptly a new such form or statement to the extent it is legally entitled to do so.
(e)    Notwithstanding any other provision in this Agreement or the other Transaction Documents to the contrary, if a payment made to a Lender pursuant to the Loans and this Agreement or any other Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code), such Lender shall deliver to the Borrower, the Paying Agent, the Administrative Agent and the Account Bank at the time or times prescribed by law and at such time or times reasonably requested by the Borrower, the Paying Agent, the Administrative Agent or the Account Bank such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower, the Paying Agent, the Administrative Agent or the Account Bank as may be necessary for the Borrower and the Lenders or beneficial owners to comply with their respective obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.11(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(f)    If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.11 (including by the payment of additional amounts pursuant to this Section 2.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.11 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and

Exhibit H-47
LEGAL02/42958175v30

a
without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.11 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.11, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.11 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Nothing in this Agreement shall be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
SECTION 2.12.    Collateral Assignment of Agreements. The Borrower hereby collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties, all of the Borrower’s right and title to and interest in, to and under, but not any obligations under, the Purchase Agreement, the other Transaction Documents, the Obligor Contracts relating to the Pledged Receivables and the related Receivable File related to the Pledged Receivables that arise under Obligor Contracts and the related Receivable File related to Pledged Receivables that arise under Obligor Contracts, all other agreements, documents and instruments evidencing, securing or guarantying any Pledged Receivable and all other agreements, documents and instruments related to any of the foregoing (the “Assigned Documents”). The Borrower confirms and agrees that the Administrative Agent (or any designee thereof), following an Event of Default, which is continuing, shall, at its option, have the sole right to enforce the Borrower’s rights and remedies under each Assigned Document, but without any obligation on the part of the Administrative Agent, any Lender, any other Secured Party or any of their respective Affiliates to perform any of the obligations of the Borrower under any such Assigned Document. The parties hereto agree that such assignment to the Administrative Agent shall terminate upon the later of the Facility Termination Date and the satisfaction of all Obligations in full in cash.
SECTION 2.13.    Grant of a Security Interest. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement, the Borrower hereby (i) collaterally assigns and pledges to the Administrative Agent, on behalf of the Secured Parties (and their successors and assigns), and (ii) grants a first priority security interest to the Administrative Agent, on behalf of the Secured Parties (and their successors and assigns), in all of the Borrower’s right, title and interest in, to and under the following property, whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the “Pledged Assets”):
(a)    all Receivables purchased by, transferred or contributed (or otherwise transferred or pledged pursuant to the terms of the Transfer Agreement) to the Borrower under the Transfer Agreement from time to time (collectively, the “Pledged Receivables”), and all records, documents, collateral and other property related thereto;
(b)    all Other Conveyed Property and all Related Security related to the Pledged Receivables purchased by or contributed (or otherwise transferred or pledged pursuant to the terms of the Transfer Agreement) to the Borrower under the Transfer Agreement;
(c)    all servicing rights and rights to collect all sums due from an Obligor or any guarantors, third parties, or otherwise with respect to Pledged Receivables;

Exhibit H-48
LEGAL02/42958175v30

a
(d)    all of the Borrower’s rights, title and interest in, to and under the Transfer Agreement;
(e)    without limiting the generality of the foregoing, all rights to and under each Obligor Contract relating to the Pledged Receivables, including, but not limited to, the present and continuing right (i) to make claim for, enforce, perform, collect and receive any and all rights and income under each Obligor Contract, (ii) to do any and all things which the Borrower or the Servicer, as applicable, is or may become entitled to do under each Obligor Contract, and (iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever that Borrower or the Servicer is or may be entitled to do under each Obligor Contract;
(f)    the Assigned Documents, including, in each case, without limitation, all monies due and to become due to the Borrower under or in connection therewith;
(g)    each of the Accounts and all other bank and similar accounts relating to Collections (other than the Servicer Account) with respect to Pledged Receivables (whether now existing or hereafter established) and all funds held therein, and all investments in and all income from the investment of funds in each such Account and such other accounts;
(h)    the Records relating to any Pledged Receivables;
(i)    each UCC financing statement filed in favor of the Borrower against the Seller;
(j)    all Liquidation Proceeds relating to any Pledged Receivables;
(k)    all “accounts,” “chattel paper,” “commercial tort claims,” “deposit accounts,” “documents,” “equipment,” “general intangibles,” “goods,” “instruments,” “inventory,” “investment property,” “letter of credit rights,” “money,” and “securities accounts” as each of those terms is defined in the UCC and all cash and cash equivalents; and
(l)    all proceeds of the foregoing property described in clauses (a) through (k) above, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Pledged Receivables or other Pledged Assets.
SECTION 2.14.    Evidence of Debt. Each Lender shall maintain an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The entries made in such account(s) of the Lenders shall be conclusive and binding for all purposes, absent manifest error; provided that if there is any conflict between the entries in such account(s) of the Lenders and the books and records of the Administrative Agent maintained pursuant to Section 9.04(c), the books and records of the Administrative Agent shall prevail absent manifest error.
SECTION 2.15.    Survival of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Section 4.01 as well as the Perfection Representations are made and true and correct on the date hereof, at the time of the Borrowing, on the date of each withdrawal from the Collection Account pursuant to Section 2.05(e) or Section 2.05(f) hereof, and on the Borrowing Date and on each Payment Date thereafter and on the first date of each Interest Accrual Period (except to the extent such representations and

Exhibit H-49
LEGAL02/42958175v30

a
warranties relate to an earlier or later date as specified therein, and then as of such earlier or later date).
SECTION 2.16.    Release of Collateral. The Administrative Agent shall (a) in connection with any removal of Removed Receivables from the Collateral, release the portion of the Collateral constituting or securing the Removed Receivables from the Lien created by this Agreement upon receipt of an Officer’s Certificate of the Administrator certifying: (i) that the Outstanding Receivables Balance plus Finance Charges thereon (or such other amount required in connection with the disposition of such Removed Receivables as provided by the Transaction Documents) with respect thereto has been deposited into the Collection Account, and (ii) that such release is authorized and permitted under the Transaction Documents, (b) in connection with the redemption in full of the Loans, release the Collateral from the Lien created by this Agreement upon receipt of an Officer’s Certificate of the Administrator certifying (i) that the Redemption Price with respect to all of the Loans and all other amounts due and owing on the Redemption Date have been deposited into the Waterfall Account, and (ii) that such release is authorized and permitted under the Transaction Documents, and the Administrative Agent shall verify that the dollar amount described in such Officer’s Certificate has been deposited into the Waterfall Account, and (c) on or after the Facility Termination Date, release any remaining portion of the Collateral from the Lien created by this Agreement and in each case deposit in the Collection Account any funds then on deposit in any other Trust Account upon receipt of a Borrower Order or and Administrator Order accompanied by an Officer’s Certificate of the Administrator certifying that all conditions precedent relating to such release have been complied with.
SECTION 2.17.    Redemption.
(a)     On (i) any Payment Date on which the Pool Balance as of the last day of the related Collection Period shall be less than or equal to [***]% of the Adjusted Pool Balance on the Closing Date or (ii) any Payment Date occurring immediately following the Scheduled Amortization Period Commencement Date, the Seller shall have the option to purchase all of the Receivables for a purchase price equal to the Redemption Price; provided that the portion of such purchase price paid in cash by the Seller is only required to be at least equal to an amount that, together with amounts on deposit in the Accounts, is not less than the aggregate principal amount of the Loans, accrued and unpaid interest on such Loans and all other fees, expenses and indemnities and other Obligations owed by the Borrower as of the Redemption Date.
(b)    To exercise such option, the Seller shall furnish written notice thereof to the Administrative Agent, the Paying Agent, the Back-Up Servicer and the Lenders at least three (3) Business Days prior to the Redemption Date (or such other shorter period acceptable to the Administrative Agent) and the Seller shall irrevocably deposit, by 2:00 p.m. New York City time on the Business Day prior to the Redemption Date in the Waterfall Account, the Redemption Price, whereupon all Loans and other Obligations shall be due and payable on the Redemption Date upon the furnishing of a notice, complying with this Agreement, to each Lender, and all other fees, expenses and indemnities and other Obligations owed by the Borrower shall be paid on such Redemption Date, pursuant to the applicable Monthly Remittance Report. For the avoidance of doubt, such purchase by the Seller shall not be effective unless, on the Redemption Date, all Obligations have been paid in full in cash to the Lenders and other Persons entitled thereto.
(c)    Notice of redemption under Section 2.18(b) shall be given by the Seller by first-class mail, postage prepaid, or by facsimile and mailed or transmitted not later than three (3) Business Days prior to the applicable Redemption Date to the Rating Agency and each Lender, as of the close of business on the last Business Day of the month immediately preceding the

Exhibit H-50
LEGAL02/42958175v30

a
applicable Redemption Date, at such Lender’s address or facsimile number set forth under its name on the signature pages hereof or specified in such party’s Transfer Supplement or at such other address (including, without limitation, an electronic mail address) as shall be designated by such party in a written notice to the other parties hereto, and the Rating Agency’s address listed in Section 9.02. All notices of redemption shall state:
(i)    the Redemption Date;
(ii)    the Redemption Price;
(iii)    the place where physical Promissory Notes are to be surrendered for final payment of the principal and interest on the Loans; and
(iv)    that on the Redemption Date, the Loans will become due and payable in full and interest on the Loans shall cease to accrue from and after the Redemption Date.
SECTION 2.18.    Initial OC Test; Prepayment. Prior to the Rapid Amortization Commencement Date, upon the discovery by or notice to the Borrower that the Initial OC Test is not satisfied or will not be satisfied as of any date, the Borrower shall promptly (and, in any case, by the close of business on the Business Day immediately following the Business Day on which such failure to satisfy the Initial OC Test occurred) (x) remit to the Waterfall Account the amount necessary to satisfy the Initial OC Test, or (y) pledge additional Eligible Receivables as is necessary to satisfy the Initial OC Test.
ARTICLE III - CONDITIONS OF LOANS
SECTION 3.01.    Conditions Precedent to Borrowing. The Borrowing (except as explicitly set forth below) by the Borrower from the Lenders shall be subject to the conditions precedent that:
(a)    all fees due and payable under the Fee Letter, the Administrative Agent Fee Letter, the WTNA Fee Letter, this Agreement and the other Transaction Documents shall have been paid in full and all other acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Agreement and all related documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed in all material respects and shall have happened in compliance with all Applicable Laws in all material respects;
(b)    all costs and expenses required to be paid under Section 9.07 hereof shall have been paid in full;
(c)    the Borrower, the Seller and the Administrative Agent (for and on behalf of the Secured Parties) shall have received on or before the date of the Borrowing, the fully executed copies of each Transaction Document, each in form and substance satisfactory to the Borrower and the Lenders;
(d)    the Administrative Agent and the Lenders shall have received on or before the date of the Borrowing each of the applicable items listed in Schedule I hereto;

Exhibit H-51
LEGAL02/42958175v30

a
(e)    the Class A Loans and the Class B Loans have received a private letter rating of at least [***] and [***], respectively, by KBRA at closing;
(f)    the weighted average fixed interest rate of all Eligible Receivables on the Cut-Off Date is no less than [***]%;
(g)    [***];
(h)    [***];
(i)    on the Borrowing Date, the following statements shall be true and correct, and the Borrower by accepting any amount of the Borrowing shall be deemed to have certified that:
(i)    the representations and warranties contained in Section 4.01 are true and correct in all material respects, before and after giving effect to the Borrowing to take place on the Borrowing Date and to the application of proceeds therefrom, on and as of such day as though made on and as of such date;
(ii)    no event has occurred and is continuing, or would result from the Borrowing, which constitutes a Rapid Amortization Event or an Event of Default hereunder, or an event that but for notice or lapse of time or both would constitute a Rapid Amortization Event or an Event of Default;
(iii)    on and as of the Borrowing Date, after giving effect to the Borrowing, the Initial OC Test is satisfied and (C) the aggregate principal amount of the Loans of any Class being made by any Lender (together with all other Loans of such Class) shall not exceed an amount equal to the Applicable Pool Balance Percentage multiplied by the Outstanding Receivables Balance of all Eligible Receivables;
(iv)    (A) the Borrower has delivered to the Administrative Agent and the Paying Agent and the Lenders a copy of the Notice of Borrowing (together with the attached Receivables Schedule) pursuant to Section 2.02(b), appropriately completed and executed by the Borrower, (B) the Borrower has made available to the Administrative Agent the Receivables Schedule, and (C) the Obligor Contract related to each Receivable being Pledged hereunder on the Borrowing Date has been duly assigned by the Seller or an Additional Originator to the Depositor and the Depositor Loan Trustee, and by the Depositor and the Depositor Loan Trustee to the Borrower;
(v)    all terms and conditions of the Transfer Agreement required to be satisfied in connection with the assignment of each Receivable being Pledged hereunder on the Borrowing Date (and the Other Conveyed Property and Related Security related thereto), including, without limitation, the perfection of the Borrower’s interests therein to the extent required herein, shall have been satisfied in full, and all filings (including, without limitation, UCC filings) required to be made by any Person and all actions required to be taken or performed by any Person in any jurisdiction to give the Administrative Agent, for the benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens) in such Receivables, Related Security and the

Exhibit H-52
LEGAL02/42958175v30

a
Other Conveyed Property related thereto and the proceeds thereof (and all other Pledged Assets) shall have been made, taken or performed;
(vi)    the Borrower shall have taken all steps necessary under all Applicable Laws in order to cause to exist in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid, subsisting and enforceable first priority perfected security interest (subject only to Permitted Liens) in each Receivable being Pledged hereunder (and all other Pledged Assets) on the Borrowing Date; and
(vii)    the Lender’s interests in all Pledged Receivables, Other Conveyed Property, Related Security and other Pledged Assets remain fully perfected first priority security interests;
(j)    no law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Loans by any Lender in accordance with the provisions hereof; and
(k)    [***].
SECTION 3.02.    Advances Do Not Constitute a Waiver. No advance of a Loan hereunder shall constitute a waiver of any condition to any Lender’s obligation to make such an advance unless such waiver is in writing and executed by such Lender. For purposes of determining whether the conditions specified in this Article III have been satisfied, by funding the Loans hereunder, each Lender shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender, as the case may be; provided, that nothing in this sentence shall constitute a waiver of any Rapid Amortization Event or Event of Default.
ARTICLE IV - REPRESENTATIONS AND WARRANTIES
SECTION 4.01.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants, as of the date hereof, on the Borrowing Date, on the date of each withdrawal from the Collection Account pursuant to Section 2.05(e) or Section 2.05(f) hereof, on each Payment Date and on the first day of each Interest Accrual Period, as follows:
(a)    Eligible Receivable. Each Receivable covered by any Receivables Schedule or Monthly Remittance Report is an Eligible Receivable except as expressly stated in such Receivables Schedule or Monthly Remittance Report. Each Receivable included as an Eligible Receivable in any calculation of the Adjusted Pool Balance is an Eligible Receivable.
(b)    Due Organization and Qualification. The Borrower is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and all licenses necessary to own its assets and to transact the business in which it is engaged and is duly qualified and in good standing under the laws of each jurisdiction where the transaction of such business or its ownership of the Pledged Receivables requires such qualification.
(c)    Power and Authority. The Borrower has the power, authority and legal right to make, deliver and perform this Agreement and each of the Transaction Documents to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and

Exhibit H-53
LEGAL02/42958175v30

a
each of the Transaction Documents to which it is a party, and to grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens) in the Pledged Assets on the terms and conditions of this Agreement.
(d)    Valid and Binding Obligation. This Agreement and each of the Transaction Documents to which the Borrower is a party constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors’ rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).
(e)    No Consent. No consent of any other Person and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower of this Agreement or any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any such Transaction Document or the Pledged Receivables, other than such as have been met or obtained.
(f)    Due Authorization. The execution, delivery and performance of this Agreement, the other Transaction Documents and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto in connection with the Pledge of the Pledged Assets will not (i) create any Adverse Claim on the Pledged Assets or (ii) violate in any material respect any provision of any Applicable Law or the certificate of trust or Trust Agreement of the Borrower or any contract or other agreement to which or the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.
(g)    Non-contravention. None of the execution and delivery of the Transaction Documents, or any electronic transmissions contemplated thereunder, by the Borrower or the consummation of the transactions thereunder:
(i)    conflicts with, breaches or violates in any material respect any provision of the organizational documents or material agreements of the Borrower or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Borrower or its properties;
(ii)    constitutes a material default by the Borrower under any loan agreement, mortgage, indenture or other agreement or instrument to which the Borrower is a party or by which it or any of its properties is or may be bound or affected; or
(iii)    results in or requires the creation of any lien, security interest, charge, pledge, equity or encumbrance of any kind upon or in respect of any of the assets of the Borrower except the lien on the Pledged Assets granted hereunder.
(h)    No Legal Proceeding. No litigation or administrative proceeding of or before any court, tribunal or other governmental body is presently pending or, to the knowledge of a Responsible Officer of the Borrower, threatened against the Borrower or any properties of Borrower or with respect to this Agreement, which, if adversely determined, could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower or which would draw into question the validity of this Agreement, any Transaction

Exhibit H-54
LEGAL02/42958175v30

a
Document to which the Borrower is a party or any of the other applicable documents forming part of the Pledged Assets. No injunction, writ, restraining order or other order of any nature materially adversely affects the Borrower’s performance of its obligations under this Agreement or any Transaction Document to which the Borrower is a party. For the avoidance of doubt, there is no pending or, to the knowledge of a Responsible Officer of the Borrower, threatened action, suit, proceeding, or investigation before any court or other Governmental Authority against the Borrower, nor any director, officer, employee, or, to the knowledge of a Responsible Officer of the Borrower, other Person acting on behalf of the Borrower that relates to a violation of any applicable Sanctions and Export Control Laws, Anti-Corruption Laws, or Anti-Money Laundering Laws.
(i)    Material Adverse Change. The Borrower has not suffered any Material Adverse Change since the date of the most recent audited annual financial statements of the Parent provided to the Lenders.
(j)    [Reserved].
(k)    [Reserved].
(l)    No Debt. From and after the Closing Date, the Borrower has no Debt or other indebtedness other than Debt incurred under the terms of the Transaction Documents.
(m)    No Other Activity. The Borrower has been formed solely for the purpose of engaging in the transactions of the types contemplated by this Agreement, and the Transfer Agreement, and has not engaged in any business activity other than the negotiation, execution and to the extent applicable, performance of this Agreement and the Transaction Documents.
(n)    Taxes. Each Credit Party has filed (on a consolidated basis or otherwise) all Tax returns (including, without limitation, all foreign, federal, state, local and other Tax returns) required to be filed by it and has paid or made adequate provisions for the payment of all Taxes due from such Credit Party except (A) Taxes being contested in good faith by appropriate proceedings and in respect of which it has established proper reserves on its books or (B) to the extent the failure to do so could not reasonably be expected to have a Material Adverse Change with respect to such Credit Party.
(o)    Organization, Location and Legal Name. The Borrower is a Delaware statutory trust organized in the State of Delaware. The chief executive office of the Borrower is located at 1100 N. Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration. The Borrower’s records (including electronic records) regarding the Pledged Receivables are located at 2 Circle Star Way, San Carlos, California 94070 or are stored online. The Borrower’s legal name is as set forth in this Agreement; other than changes permitted by Section 6.11, the Borrower has not changed its name since its formation; the Borrower does not have tradenames, fictitious names, assumed names or “doing business as” names other than as permitted by Section 6.11. The Seller is the sole owner of the Capital Stock of the Depositor, free and clear of all Liens. The Depositor is the sole owner of the Capital Stock of the Borrower, free and clear of all Liens (other than Liens in favor of the Administrative Agent).
(p)    Solvency; Fraudulent Conveyance. The Borrower is solvent and intends to remain solvent; the Borrower is paying its debts as they become due; and the Borrower, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business. The Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a

Exhibit H-55
LEGAL02/42958175v30

a
receiver, liquidator, conservator, trustee or similar official in respect of the Borrower or any of its assets. The amount of consideration being received by the Borrower upon the pledge of the Pledged Receivables to the Administrative Agent for the benefit of the Secured Parties constitutes reasonably equivalent value and fair consideration for such Pledged Receivables. The Borrower is not pledging any Pledged Receivables with any intent to hinder, delay or defraud any of its creditors.
(q)    No Subsidiaries. The Borrower has no Subsidiaries.
(r)    True Contribution/Sale. The Borrower has either (i) received the Pledged Receivables (or any number or portion of them) from the Depositor as a capital contribution, or has (ii) given fair consideration and reasonably equivalent value in exchange for the sale of the Pledged Receivables (or any number or portion of them) by the Depositor, in each case, pursuant to the Transfer Agreement. No transfer of a Pledged Receivable (a) from the Seller or any Additional Originator to the Depositor or the Depositor Loan Trustee for the benefit of the Depositor or (b) from the Depositor or the Depositor Loan Trustee for the benefit of the Depositor to the Borrower, was made for or on account of an antecedent debt owed by the Seller or the Depositor, as applicable to the Borrower or any Affiliate of the Borrower or any antecedent debt owed by the Seller or any Additional Originator to the Depositor or any Affiliate of the Depositor. No such transfer is or may be voidable or subject to avoidance under the Bankruptcy Code.
(s)    Accuracy of Information. All information heretofore furnished by, or on behalf of, the Seller, the Servicer, the Depositor or the Borrower to the Administrative Agent, the Paying Agent or any Lender in connection with any Transaction Document (including, without limitation, Monthly Remittance Report, any other periodic reports and financial statements), or any transaction contemplated thereby, is true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).
(t)    Rapid Amortization Event. No Rapid Amortization Event has occurred and is continuing.
(u)    No Security. No proceeds of any Loans will be used by the Borrower to acquire any security in any transaction, which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.
(v)    No Impediments to Pledge. From and after the Closing Date, there are no agreements in effect adversely affecting the rights of the Borrower to make, or cause to be made, the grant of the security interest in the Pledged Assets contemplated by Section 2.13.
(w)    Margin Stock. No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds from any Class of Loan will be used by any Credit Party to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.
(x)    Investment Company Act. No Credit Party is an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended. The transactions

Exhibit H-56
LEGAL02/42958175v30

a
contemplated hereby do not create an ownership interest in the Borrower in favor of the Administrative Agent or the Lenders for purposes of the Volcker Rule.
(y)    No Default. No Event of Default has occurred and is continuing.
(z)    [Reserved].
(aa)    ERISA. The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA, and also has not incurred and does not expect to incur any liability under ERISA as a result of a complete or partial withdrawal from a multiemployer plan.
(bb)    Tax Sharing. There is not now, nor will there be at any time in the future, any agreement or understanding among any of or all of the Servicer and the Credit Parties or any Affiliates thereof, providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges, except (i) as provided under this Agreement or the other Transaction Documents, and (ii) tax sharing agreements among any Credit Party and any Affiliates thereof, under which appropriate and customary allocation of tax sharing responsibilities has been made which reflects economic realities.
(cc)    Compliance. The Borrower has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Transaction Documents to be observed, performed and satisfied by it.
(dd)    OFAC. No Credit Party or any Person controlling or controlled by a Credit Party, or any Person for whom a Credit Party is acting as agent or nominee in connection with this transaction (1) is in violation of any Sanctions and Export Control Laws, or (2) is or has been a Restricted Party.
(ee)    Anti-Corruption Laws and Anti-Money Laundering Laws. No Credit Party or any Person controlling or controlled by a Credit Party, or any Person for whom a Credit Party is acting as agent or nominee in connection with this transaction has made payments, and no part of the proceeds of the Borrowing will be used, directly or indirectly, in violation of any applicable Anti-Corruption Laws.
(ff)    Patriot Act. Each Credit Party acknowledges by executing this Agreement that WTNA (in each of its capacities under the Transaction Documents) and the Lenders have notified the Credit Parties that, pursuant to the requirements of the USA Patriot Act of 2001, as amended (the “Patriot Act”), WTNA (in each of its capacities under the Transaction Documents) and each Lender is required to obtain, verify and record such information as may be necessary to identify each Credit Party or any Person owning twenty-five percent (25.00%) or more of the direct or indirect Equity Interests of such Credit Party (including, without limitation, the name and address of such Person) in accordance with the Patriot Act.
ARTICLE V - COVENANTS
SECTION 5.01.    General Covenants of Borrower.
(a)     Corporate Formalities. The Borrower will observe in all material respects all trust procedures required by its certificate of trust, the Trust Agreement and the laws of its jurisdiction of formation. The Borrower will maintain its trust existence in good standing under the laws of its jurisdiction of formation and will promptly obtain and thereafter maintain

Exhibit H-57
LEGAL02/42958175v30

a
qualifications to do business as a foreign trust in any other state in which it does business and in which it is required to so qualify under Applicable Law.
(b)    Existence, Organizational Documents, Conduct of Business. The Borrower shall (i) preserve and maintain its legal existence, (ii) qualify and remain qualified in good standing in each jurisdiction where the failure to be so qualified would have a material adverse effect, on the Borrower’s assets, liabilities, operations, financial condition or operating results or which would reasonably be likely to adversely affect the collectability of the Pledged Receivables owed by Obligors located in such jurisdiction or the Borrower’s ability to fulfill, in any material respect, its obligations hereunder or under any other Transaction Document, (iii) comply with its Trust Agreement and certificate of trust, including all separateness provisions, and (iv) not modify, amend, restate, modify, supplement or terminate its Trust Agreement or certificate of trust without the prior written consent of the Administrative Agent acting at the written direction of the Required Lenders. Each Credit Party shall (i) continue to engage in the same general lines of business as presently conducted by it; provided that nothing herein shall prohibit Oportun, Inc. from engaging in any other lines of business and (ii) maintain and preserve all of its material rights, privileges, licenses and franchises necessary for the operation of its business. The Borrower shall not change its name, organizational number, tax identification number, fiscal year, method of accounting, identity, structure or jurisdiction of organization (or have more than one such jurisdiction), or move the location of its principal place of business and chief executive office (as defined in the UCC) from the location referred to in Section 4.01 without (i) the prior written consent of the Administrative Agent acting at the written direction of the Required Lenders, (ii) giving at least thirty (30) days’ prior written notice to the Administrative Agent and (iii) taking all actions required under the UCC to continue the first priority perfected security interest of Administrative Agent in the Pledged Assets. The Borrower shall enter into the Borrowing hereunder as principal.
(c)    [Reserved].
(d)    [Reserved].
(e)    Financial Statement Disclosure. The annual audited consolidated financial statements of the Parent shall disclose the effects of the transactions contemplated by the Purchase Agreement and the Transfer Agreement as a sale or capital contribution of Receivables, Related Security and Other Conveyed Property from the Seller or Additional Originator (if the Additional Originator is an Affiliate of the Depositor) to the Depositor and the Depositor Loan Trustee or from the Depositor and the Depositor Loan Trustee to the Borrower, as applicable, and the effects of the transactions contemplated by this Agreement as a loan to the extent required by and in accordance with GAAP, it being understood that the Loans to the Borrower under this Agreement will be treated as debt on the consolidated financial statements of the Parent.
(f)    Accuracy. The Borrower shall take all other actions within its control necessary to maintain the accuracy of the factual assumptions set forth in the legal opinions of Oportun Legal Counsel issued in connection with the Purchase Agreement and the Transfer Agreement and relating to the issues of substantive consolidation and true conveyance of the Pledged Receivables from the Seller (and any Additional Originator, if the Additional Originator is an Affiliate of the Depositor) to the Depositor and the Depositor Loan Trustee or from the Depositor and the Depositor Loan Trustee to the Borrower, as applicable.
(g)    No Lien or Assignment. Except as otherwise provided herein, the Borrower shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) or Adverse Claim upon or with

Exhibit H-58
LEGAL02/42958175v30

a
respect to, any Pledged Receivable, any Collections related thereto or any other Pledged Assets related thereto, or upon or with respect to any account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof. Except as otherwise provided herein or in any other Transaction Document, the Borrower shall not cause any Affiliate to assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) or Adverse Claim upon or with respect to, any Pledged Receivable, any Collections related thereto or any other Pledged Assets related thereto, or upon or with respect to any account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof. Except as otherwise provided herein, the Borrower shall not create or suffer to exist any Adverse Claim upon or with respect to any of the Borrower’s assets.
(h)    Prohibition of Fundamental Changes. The Borrower shall not merge or consolidate with, liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution), or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) other than as specifically permitted under the Transaction Documents, or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person without the prior written consent of the Administrative Agent and all of the Lenders.
(i)    Applicable Law. The Borrower shall comply in all material respects with the requirements of all Applicable Laws.
(j)    Arms-Length Transactions; Negative Pledge. The Borrower shall not enter into any transaction with an Affiliate (other than a transfer of Pledged Assets in the ordinary course of business (but not in violation of other terms of this Agreement) and the receipt of services in connection with servicing of Pledged Receivables and management of its business as permitted by this Agreement) unless (i) the Borrower notifies the Administrative Agent and the Lenders of such transaction in writing at least ten (10) Business Days before entering into it; (ii) such transaction is on market and arm’s-length terms and conditions, as demonstrated in the Borrower’s notice; and (iii) the Administrative Agent and the Lenders shall have received a non-consolidation opinion with respect to the Borrower and such Affiliate from nationally-recognized counsel in form and substance reasonably acceptable to the Lenders.
(k)    True Sale/Contribution. The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Purchase Agreement and the Transfer Agreement in any manner other than a sale or capital contribution and absolute assignment of Receivables, Related Security and Other Conveyed Property by the Seller (and any Additional Originator) to the Depositor and the Depositor Loan Trustee and from the Depositor and the Depositor Loan Trustee to the Borrower, as applicable, constituting a “true conveyance” for bankruptcy purposes, it being understood that the Loans to the Borrower under this Agreement will be treated as debt on the consolidated financial statements of the Parent.
(l)    No Amendment. None of the Credit Parties shall amend, modify, waive or terminate any terms or conditions of the Transaction Documents except as permitted under Section 9.01 or the amendment provisions of each Transaction Document, as applicable, that could reasonably be expected to have a Material Adverse Effect without the written consent of the Required Lenders, and each shall perform its obligations thereunder. The Borrower will not amend, modify or otherwise make any change to its certificate of trust or its Trust Agreement except in accordance with Section 5.01(b).
(m)    [Reserved].

Exhibit H-59
LEGAL02/42958175v30

a
(n)    Changes to Credit and Collection Policies. [***].
(o)    Accounts; Collections. No Credit Party shall pledge, transfer or convey, or permit the pledge, transfer or conveyance of, any security interest in any Account to any Person (other than to the Administrative Agent as provided herein). If any Credit Party receives any Collections, such Credit Party will remit such Collections to the Collection Account within [***] of its receipt thereof.
(p)    Assignment. The Borrower shall deliver to the Administrative Agent on each Purchase Date a copy of the Transfer Report delivered to it on such Purchase Date.
(q)    Notice of Default. Each of the Seller and the Borrower shall promptly notify the Administrative Agent, the Paying Agent and the Lenders of the occurrence of any Servicer Default, Event of Default or Rapid Amortization Event.
(r)    Intercreditor Agreement. Within ten (10) Business Days of the Closing Date, or such later date as agreed to in writing by the Administration Agent (at the direction of the Required Lenders), the Borrower shall cause an amendment or a joinder to the Intercreditor Agreement to be executed (in either case, to the Intercreditor Agreement to be amended to the reasonable satisfaction of the Required Lenders or joined in accordance with the terms of the Intercreditor Agreement) in order to protect the interests of the Lenders in the applicable Collections in a manner consistent with the protections enjoyed by the other secured parties party to the Intercreditor Agreement with respect to their related collections.
(s)    Distributions. The Borrower shall not pay any dividends with respect to its Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower: (i) if an Event of Default or a Rapid Amortization Event has occurred and is continuing or would result therefrom; and (ii) in any case, except from funds available to the Borrower pursuant to Section 2.05(c)(i)(A)(9), Section 2.05(c)(i)(B)(11) or Section 2.05(c)(i)(C)(9).
SECTION 5.02.    General Covenants of Depositor.
(a)    Existence, Organizational Documents, Conduct of Business. The Depositor shall (i) preserve and maintain its legal existence, (ii) qualify and remain qualified in good standing in each jurisdiction where the failure to be so qualified would have a material adverse effect, on the Depositor’s assets, liabilities, operations, financial condition or operating results or which would reasonably be likely to adversely affect the collectability of the Pledged Receivables owed by Obligors located in such jurisdiction or the Depositor’s ability to fulfill, in any material respect, its obligations hereunder or under any other Transaction Document, (iii) comply with its limited liability company agreement and certificate of formation, including all separateness provisions, and (iv) not modify, amend, restate, modify, supplement or terminate its limited liability company agreement and certificate of formation without the prior written consent of the Administrative Agent acting at the written direction of the Required Lenders. Each Credit Party shall (i) continue to engage in the same general lines of business as presently conducted by it; provided that nothing herein shall prohibit Oportun, Inc. from engaging in any other lines of business and (ii) maintain and preserve all of its material rights, privileges, licenses and franchises necessary for the operation of its business. The Depositor shall not change its name, organizational number, tax identification number, fiscal year, method of accounting, identity, structure or jurisdiction of organization (or have more than one such jurisdiction), or move the location of its principal place of business and chief executive office (as defined in the UCC) without (i) the prior written consent of the Administrative Agent acting at the written

Exhibit H-60
LEGAL02/42958175v30

a
direction of the Required Lenders, (ii) giving at least thirty (30) days’ prior written notice to the Administrative Agent and (iii) taking all actions required under the UCC to continue the first priority perfected security interest of Administrative Agent in the Pledged Assets.
ARTICLE VI - ADMINISTRATION; CERTAIN COVENANTS
SECTION 6.01.    Maintenance of Security Interests.
(a)    The Borrower shall take all steps necessary, under all Applicable Law, in order to (i) cause a valid, subsisting and enforceable first priority perfected security interest (subject only to Permitted Liens) to exist and be maintained in favor of the Administrative Agent (for the benefit of the Secured Parties) in each Pledged Receivable, and in the Borrower’s interests in all Other Conveyed Property and all Related Security related to such Receivable (and the proceeds thereof) and all other Pledged Assets, being Pledged hereunder to secure a Loan on the Borrowing Date including, without limitation, the filing of an “all assets” UCC financing statement in the applicable jurisdiction and naming the Borrower as debtor and the Administrative Agent as the secured party and the filing of all necessary UCC financing statements in the applicable jurisdiction naming the Seller as debtor, the Borrower as secured party and Administrative Agent as assignee secured party, (ii) ensure that such security interest is and shall be prior to all other liens upon and security interests in the Borrower’s interests in such Receivables, Other Conveyed Property and Related Security (and the proceeds thereof) and other Pledged Assets that now exist, or may hereafter arise or be created other than Permitted Liens, and (iii) ensure that immediately prior to the Pledge of such Receivable by the Borrower to the Administrative Agent (for the benefit of the Secured Parties), such Receivable and such Other Conveyed Property and Related Security (and other Pledged Assets) is free and clear of all Liens and Adverse Claims.
(b)    [Reserved].
(c)    Effective following the occurrence and during the continuance of an Event of Default, each of the Seller, the Depositor and the Borrower hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution coupled with an interest, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Seller, the Depositor and the Borrower, respectively, to executed and deliver all documents and to take all other actions for the purpose of carrying out the terms of this Agreement, including without limitation, protecting, preserving and realizing upon the Pledged Receivables (and other Pledged Assets), and filing such financing statement or statements relating to the Pledged Receivables (and other Pledged Assets) as the Administrative Agent (acting at the direction of the Required Lenders) at its option may deem appropriate. The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Secured Parties hereunder and shall not impose any duty on the Administrative Agent to exercise any such powers.
SECTION 6.02.    Ratings(a)    . The Borrower at all times shall use commercially reasonable efforts to provide the Rating Agency then rating the Class A Loans and the Class B Loans with information such Rating Agency may request for its monitoring activities. The Borrower shall pay the fees and expenses of such Rating Agency relating to the issuance and maintenance of such ratings.
SECTION 6.03.    Notices. In addition to the notice requirements set forth in Sections 5.01(b), 5.01(j), 5.01(l), 5.01(q) and 5.01(t), the Borrower and the Seller shall deliver prompt written notice to Administrative Agent of the occurrence of any of the following in accordance with the requirements of Section 9.02:

Exhibit H-61
LEGAL02/42958175v30

a
(a)    upon, and in any event within [***] after, service of process on any Credit Party or any of its respective subsidiaries, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting such Person (i) that questions or challenges the validity or enforceability of any of the Transaction Documents or (ii) in which the amount in controversy exceeds $[***];
(b)    upon the Borrower or the Seller having knowledge of any (i) Material Adverse Change with regards to the Seller, the Servicer, the Borrower or the Pledged Receivables or (ii) Change in Control;
(c)    upon the entry of a judgment or decree against any Credit Party or any of its respective subsidiaries in an amount in excess of $[***];
(d)    any dispute, licensing issue, litigation, investigation, proceeding or suspension between any Credit Party or any of its respective subsidiaries, on the one hand, and any Government Entity or any other Person, which would reasonably be expected to result in a Material Adverse Change; and
(e)    without limiting the foregoing, upon the Borrower or the Seller having any knowledge of the commencement of a Regulatory Event or having received any written notice of a threatened Regulatory Event, which notice from the Borrower or the Seller shall identify each state that is subject of such Regulatory Event and shall include a copy of any documentation provided to the Borrower, the Seller or the Servicer with respect to such Regulatory Event.
    All notices, consents, waivers or declarations required or permitted under this Agreement may be delivered via email.
SECTION 6.04.    [Reserved].
SECTION 6.05.    No Rights of Withdrawal. Until the Facility Termination Date, no Credit Party or Affiliate thereof shall have any rights of direction or withdrawal with respect to amounts held in the Collection Account relating to any Pledged Assets.
SECTION 6.06.    Reports to the Administrative Agent; Account Statements; Servicing Information.
(a)    The Borrower will deliver to the Administrative Agent, (i) on the Rapid Amortization Commencement Date, a report identifying the Pledged Receivables (and any information with respect thereto requested by the Administrative Agent or the Required Lenders) on the day immediately preceding the Rapid Amortization Commencement Date, and (ii) upon the Administrative Agent’s reasonable request (at the direction of the Required Lenders) and upon reasonable notice, on any other Business Day, a report identifying the Pledged Receivables (and any information with respect thereto, reasonably requested by the Administrative Agent or the Required Lenders) as of such day.
(b)    At least [***] prior to each Payment Date (and in any event by 12:00 P.M. (New York City time) on the [***] prior to such Payment Date), the Borrower shall cause the Servicer to prepare and deliver to the Administrative Agent, the Lenders and the Back-Up Servicer in an electronic format mutually acceptable to the Servicer, the Administrative Agent, the Lenders and the Back-Up Servicer, the Monthly Remittance Report and all other information reasonably requested by the Administrative Agent (at the direction of the Required Lenders) relating to all Pledged Receivables (and the Borrower shall cause the Servicer to provide any

Exhibit H-62
LEGAL02/42958175v30

a
assistance with respect to such information and the electronic format in which it is delivered as may be reasonably requested by the Administrative Agent or any Lender). If any Monthly Remittance Report indicates the existence of a failure to satisfy the Initial OC Test, the Borrower shall cure such failure to satisfy the Initial OC Test in the manner specified in Section 2.19.
(c)    The Borrower shall deliver to the Administrative Agent all reports, notices and other written communications it receives pursuant to the Transfer Agreement and each other Transaction Document within [***] of the receipt thereof.
SECTION 6.07.    Financial Statements.
(a)    As soon as available and no later than forty-five (45) days after the end of each calendar quarter in each fiscal year of the Credit Parties, the Borrower shall deliver to the Administrative Agent and the Lenders a copy of:
(i)    (1) a consolidated balance sheet of the Parent and its consolidated subsidiaries, and (2) a balance sheet of the Borrower, each as of the end of such calendar quarter, setting forth in comparative form the corresponding figures for the most recent year-end (in the case of the Borrower, the first applicable year-end will be the year ending December 31, 2023), which such balance sheet shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP (subject to normal year-end audit adjustments); and
(ii)    (1) consolidated statements of income and stockholders’ equity of the Parent and its consolidated subsidiaries, and (2) statement of income and stockholders’ equity of the Borrower, each for such calendar quarter, in each case, setting forth in comparative form the corresponding figures for the comparable period one year prior thereto, which such statements shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP (subject to normal year-end audit adjustments).
(b)    As soon as available and no later than forty-five (45) days after the end of each calendar quarter in each fiscal year, a certificate in the form of Exhibit C signed by a Responsible Officer of the Borrower (or the Parent on the Borrower’s behalf) stating that the financial statements delivered pursuant to Section 6.07(a)(i)(1) and (ii)(1) above present fairly the financial condition and results of operations of the Parent and its consolidated subsidiaries and have been prepared in accordance with GAAP consistently applied (subject to normal year-end audit adjustments) and stating that no Event of Default or Rapid Amortization Event exists at such time or otherwise specifying the nature and period of existence of any Event of Default or Rapid Amortization Event.
(c)    As soon as available and no later than one hundred fifty (150) days after the end of each fiscal year of the Credit Parties, the Borrower shall deliver to the Administrative Agent a copy of audited financial statements of the Parent and its consolidated subsidiaries at the end of the fiscal year, setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of an Approved Accounting Firm or a firm of independent certified public accountants of nationally recognized standing otherwise acceptable to the Required Lenders, stating that such audited financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur); along with audited consolidating schedules of Oportun, Inc. and the Borrower.

Exhibit H-63
LEGAL02/42958175v30

a
(d)    Promptly upon request, Borrower shall provide such other reports and information regarding the Credit Parties or the Pledged Receivables as may be reasonably requested by the Administrative Agent or any Lender.
(e)    Notwithstanding anything to the contrary herein, for so long as the Parent is subject to the reporting requirements of Section 13(a) of the Exchange Act, its filing of the annual and quarterly reports required under the Exchange Act, on a timely basis, shall be deemed compliance with this Section 6.07.
SECTION 6.08.    Perfection Representations. The parties hereto agree that the Perfection Representations shall be a part of this Agreement for all purposes.
SECTION 6.09.    Additional Remedies of Administrative Agent Upon Event of Default. During the continuance of any Event of Default, the Administrative Agent, in addition to the rights specified in Article VII, shall have the right, in its own name and as agent for the Secured Parties, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Administrative Agent and the Secured Parties (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement or any other Transaction Document shall be exclusive of any other remedy, each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.
SECTION 6.10.    Waiver of Defaults. At the written direction of the Required Lenders, the Administrative Agent may waive any default by any Credit Party in the performance of its obligations hereunder and its consequences, subject to Section 9.01. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall be effective unless it shall be in writing and signed by the Administrative Agent (at the written direction of the Required Lenders); and it complies with Section 9.01. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. All such waivers shall be delivered by the Administrative Agent to each other Lender at the address set forth under its name on the signature pages hereof or specified in such party’s Transfer Supplement or at such other address (including, without limitation, an electronic mail address) as shall be designated by such party in a written notice to the other parties hereto.
SECTION 6.11.    UCC Matters; Protection and Perfection of Pledged Assets. The Borrower will not make any change to its name or use any tradenames, fictitious names, assumed names, “doing business as” names or other names (other than those listed on Schedule II hereto on the Closing Date, as such schedule may be revised from time to time to reflect name changes and name usage permitted under the terms of this Section 6.11 but only after compliance with all terms and conditions of this Section 6.11 related thereto) without the prior written consent of the Administrative Agent (acting at the written direction of all of the Lenders). If such written consent has been provided by the Administrative Agent, then the Borrower shall, prior to the effective date of any such name change or use, deliver to the Administrative Agent such documents and instruments as the Required Lenders may reasonably request in connection therewith and the Borrower shall, on the effective date of any such name change or use, file such UCC-3 amendments or UCC-1 financing statements may be necessary to reflect such name change or use. The Borrower will not change its jurisdiction of organization without the prior written consent of the Administrative Agent (acting at the written direction of all of the Lenders).

Exhibit H-64
LEGAL02/42958175v30

a
If such written consent has been provided by the Administrative Agent, then prior to the effective date of any such change, the Borrower shall notify the Administrative Agent of such change in writing and deliver to the Administrative Agent such financing statements as the Administrative Agent (acting at the direction of the Required Lenders) may reasonably request to reflect such change, together with such Opinions of Counsel, documents and instruments as the Administrative Agent (acting at the direction of the Required Lenders) may request in connection therewith. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Administrative Agent (acting at the direction of the Required Lenders) may reasonably request in order to perfect, protect or more fully evidence the Administrative Agent’s (on behalf of the Secured Parties) interest in the Pledged Assets, or to enable the Administrative Agent, the Lenders or any other Secured Party to exercise or enforce any of their respective rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, the Borrower will, upon the request of the Administrative Agent (acting at the direction of the Required Lenders) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Administrative Agent (acting at the direction of the Required Lenders) may request. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Receivables, or any part thereof, shall be sufficient as a financing statement. The Borrower shall, upon the request of the Administrative Agent (acting at the direction of the Required Lenders) at any time after the occurrence of an Event of Default and at the Borrower’s expense, notify the Obligors obligated to pay any Pledged Receivables, or any of them, of the security interest of the Administrative Agent, for the benefit of the Secured Parties, in the Pledged Assets. If the Borrower fails to perform any of its agreements or obligations under this Section 6.11, the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Borrower upon the Administrative Agent’s demand therefor. For purposes of enabling the Administrative Agent to exercise its rights described in the preceding sentence and elsewhere in this Article VI, the Borrower and the Lenders hereby authorize (without obligation) each of the Administrative Agent and its successors and assigns to take any and all steps in the Borrower’s name and on behalf of the Borrower and the Lenders necessary or desirable, in the determination of the Administrative Agent (acting at the direction of the Required Lenders), to collect all amounts due under any and all Pledged Receivables, including, without limitation, endorsing the Borrower’s name on checks and other instruments representing Collections and enforcing such Pledged Receivables and the related Obligor Contracts and, if any, the related guarantees. The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Secured Parties hereunder and shall not impose any duty on the Administrative Agent to exercise any such powers.
SECTION 6.12.    [Reserved.]
SECTION 6.13.    Compliance with Applicable Law. The Borrower shall at all times comply in all material respects with all requirements of Applicable Laws (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z”, the Servicemembers’ Civil Relief Act and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and all other consumer credit laws and equal credit opportunity and disclosure laws) in the conduct of their respective businesses.
SECTION 6.14.    [Reserved.]

Exhibit H-65
LEGAL02/42958175v30

a

SECTION 6.15.    Establishment of Accounts.
(a)    The Borrower has established with the Account Bank (i) two (2) accounts segregated on the books and records of the Account Bank, the Collection Account and the Waterfall Account, for the receipt or retention (as applicable) of: (A) Collections, (B) any interest or other earnings earned on all or part of the funds in any of the Collection Account or on any other Collateral and any other amounts, if any, remitted by the Borrower pursuant to this Agreement or the Servicer pursuant to the Servicing Agreement, (C) amounts received in accordance with Section 2.17 or Section 2.18 in connection with a redemption or prepayment of the Loans, and (D) amounts transferred from the Excess Funding Account, the [***] or the Reserve Account, in each case, in accordance with this Agreement, (ii) one (1) account segregated on the books and records, the Excess Funding Account, for the deposit and retention of amounts required to be maintained therein, and (iii) one (1) account segregated on the books and records of the Account Bank, the [***], for the deposit and retention of amounts required to be maintained therein.
(b)    Each Account shall be in the name of the Borrower for the benefit of the Administrative Agent, on behalf of the Secured Parties, at the Account Bank, which shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent for the benefit of the Secured Parties, and shall be under the sole dominion and control of the Administrative Agent, on behalf of the Secured Parties. Funds in each Account shall not be commingled with any other monies. The Account Bank shall ensure that the Accounts are at all times Eligible Accounts. All payments to be made from time to time by the Borrower to the Lenders and other Persons out of funds in any Account (other than the Collection Account) pursuant to this Agreement shall be made by the Paying Agent by remitting such payments to the Administrative Agent, and the Administrative Agent shall, on the same day of receipt, or, if received after 2:00 P.M. (New York time) as promptly as possible but no later than the next Business Day) remit such payments to the Lenders.
(c)    Upon direction of the Borrower (or its designee), the Account Bank shall invest the funds in or credited to any or all of the Accounts (other than the Waterfall Account) in Eligible Investments. The direction of the Borrower (or its designee) shall specify the Eligible Investments in which the Account Bank shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature (or shall fail to be sellable without penalty) later than the Business Day preceding the next following Payment Date. In the absence of direction of the Borrower (or its designee), funds in such Accounts shall remain uninvested. Eligible Investments for funds in or credited to such Accounts shall be made in the name of the Administrative Agent for the benefit of the Secured Parties. Funds in the Waterfall Account shall remain uninvested.
(d)    Any proceeds, payments, income or other gain (net of losses and investment expense) from investments in Eligible Investments made in respect of funds in or credited to the Accounts, as outlined in clause (c) above, shall be treated as Investment Earnings. The Account Bank shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 6.15 (other than losses from nonpayment of investments in obligations of the Account Bank issued in its individual capacity). In no event shall the Account Bank be liable for the selection of investments or for losses incurred as a result of the liquidation of any investment prior to the Facility Maturity Date or for the failure of any appropriate Person to provide timely written investment direction. WTNA, individually and in any capacity under the Transaction Documents, is hereby authorized, in making or disposing of

Exhibit H-66
LEGAL02/42958175v30

a
any investment permitted by this Agreement and the other Transaction Documents, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of WTNA, individually and in any capacity under the Transaction Documents, or for any third person or dealing as principal for its own account. The Parties acknowledge that WTNA, individually and in any capacity under the Transaction Documents, is not providing investment supervision, recommendations, or advice.
(e)    Each party hereto agrees that each of the Accounts (other than the Collection Account) constitutes a “securities account” within the meaning of Article 8 of the UCC and in its capacity as Account Bank, WTNA (with regards to all other Accounts) shall be acting as a “Securities Intermediary” within the meaning of 8-102 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” under Section 8-110 of the UCC. The Administrative Agent shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC with respect to the Accounts. In furtherance of the foregoing, the Securities Intermediary referenced above shall comply with “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC originated by the Administrative Agent with respect to the Accounts, without further consent by the Borrower. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC. All securities or other property underlying any financial assets credited to each Account shall be registered in the name of the Securities Intermediary or indorsed in blank, and in no case will any financial asset credited to any Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank. Any Eligible Investment consisting of “certificated securities,” as defined in the applicable UCC will be evidenced directly or indirectly by physical certificates and each such certificated security (i) will be delivered and held in its direct physical possession by the Securities Intermediary and (ii) (x) is registered in the name of the Securities Intermediary or (y) has been appropriately assigned thereon, or is accompanied by a bond power or assignment appropriately executed, in blank or to the Securities Intermediary, and is accompanied by any other documents required by the documents governing such security to effect the transfer of the registration thereof to the Securities Intermediary. Each party hereto agrees that the Collection Account constitutes a “deposit account” within the meaning of Article 9 of the UCC and in its capacity as the Account Bank, WTNA (with regards to the Collection Account) shall be acting as the “bank” within the meaning of Section 9-104 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “bank’s jurisdiction” under Section 9-304 of the UCC. The Accounts shall be under the sole dominion and control of the Administrative Agent on behalf of the Secured Parties (provided that the Administrative Agent grants the Paying Agent, in its capacity as agent for the Administrative Agent, the right to cause withdrawals from the Collection Account to the Waterfall Account in accordance with Section 2.05(a) hereof), and the Borrower shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from any Account other than as expressly provided for by this Agreement and the Transaction Documents. The Accounts shall be under the “control”, as defined in Sections 8-106 and 9-104 of the UCC, of the Administrative Agent on behalf of the Secured Parties at all times. The Account Bank agrees that it shall comply with the instructions of the Administrative Agent in respect of the disposition of the funds in the Accounts without the need for further consent by the Borrower.
(f)    In the event that the Securities Intermediary, has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Accounts or any security entitlement credited thereto, it hereby agrees that such security interest shall be subordinate to the

Exhibit H-67
LEGAL02/42958175v30

a
security interest created by this Agreement and that the Securities Intermediary’s rights to the funds on deposit therein shall be subject to Section 2.05(c). The financial assets credited to, and other items deposited to the Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than as created pursuant to this Agreement; except that the Securities Intermediary may set off the face amount of any payment made by check, wire transfer, ACH or otherwise that have been credited to any Account but are subsequently returned unpaid because of uncollected or insufficient funds.
(g)    The Borrower hereby grants the Account Bank for the term of this Agreement an irrevocable power of attorney, coupled with an interest, to endorse all checks, drafts, remittances and receipts of every kind and nature (collectively “Items”) deposited into the Accounts. The Account Bank may supply whatever endorsement it may deem necessary for such Items, provided such remittances are payable to the Borrower in its name or a trade name of the Borrower or any reasonable variation thereof, in order to deposit such Items to the Accounts. The Borrower agrees that such endorsement shall constitute the proper endorsement of the Borrower. The Account Bank warrants no endorsements.
(h)    Upon request by a Lender, the Account Bank shall grant such Lender view-access to the Accounts and make available to such Lender MT940 statements relating to the Accounts.
SECTION 6.16.    Notices and Reports to Lenders.
(a)    The Administrative Agent shall make available to each Lender all certificates, statements, reports, documents, orders, notices, consents, requests, instructions, directions, appointments, waivers, approvals, or other instruments it receives pursuant to this Agreement or any other Transaction Document, promptly upon receipt thereof; provided, that the Administrative Agent shall, deliver to each Lender (i) any waiver, amendment, restatement, release, or modification of or supplement to any provision of this Agreement or any other Transaction Document executed by or at the direction of the Required Lenders and delivered to the Administrative Agent pursuant to this Agreement, (ii) notices of borrowings or paydowns hereunder, (iii) any interest, fee or rate resets, (iv) any copy of the Credit and Collection Policies received pursuant to Section 5.01(n), and (v) any notice of material change to the Credit and Collection Policies received pursuant to Section 2.09(a) of the Servicing Agreement, in each case, at the electronic mail address set forth under its name on the signature pages hereof or specified in such party’s Transfer Supplement or at such other electronic mail address as shall be designated by such party in a written notice to the other parties hereto. Each Lender consents to the Administrative Agent providing the name and holdings of such Lender to each other Lender in connection with the delivery of any documents pursuant to this Section 6.16(a).
SECTION 6.17.    OFAC. No Credit Party shall (a) be or become a Person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) engage in any dealings or transactions prohibited by Section 2 of such Executive Order, or otherwise be associated with any such Person in any manner that violates Section 2 of such Executive Order, or (c) otherwise become a Person on the list of Specially Designated Nationals and Blocked Persons.
ARTICLE VII - EVENTS OF DEFAULT
SECTION 7.01.    Events of Default. If any of the following events (each an “Event of Default” and collectively, the “Events of Default”) shall occur:

Exhibit H-68
LEGAL02/42958175v30

a
(a)    the Borrower shall fail to pay interest due on of the most senior Class of Loans outstanding within [***] after any Payment Date (for the avoidance of doubt, seniority of the Classes is determined in alphabetical order; by way of example, Class A is senior to Class B and Class C);
(b)    the Borrower shall fail to perform or observe any covenant with respect to it set forth in any Transaction Document in any material respect, and in each case such failure shall remain unremedied for [***] after the earlier of (x) actual knowledge thereof by a Responsible Officer of the Borrower or (y) receipt by a Responsible Officer of the Borrower of written notice thereof;
(c)    any representation or warranty made or deemed made by the Borrower in any Transaction Document or in any other document delivered pursuant thereto (other than a representation or warranty made with respect to Receivables that are no longer owned by the Borrower because they have been repurchased by the Seller, or replaced by substitution by the Seller or sold, in each case in accordance with this Agreement) shall prove to have been incorrect in any material respect when made or deemed made and in each case such breach shall remain unremedied for a period of thirty (30) days after the earlier to occur of (x) the actual knowledge thereof by a Responsible Officer of the Borrower or (y) the receipt by a Responsible Officer of the Borrower of written notice thereof;
(d)    an Insolvency Event shall occur with respect to the Borrower;
(e)    the Outstanding Loan Balance of any Class of Loans is not reduced to zero or all interest due on any Class is not paid by the Facility Maturity Date;
(f)    the Borrower is required to register as an “investment company” under the Investment Company Act;
(g)    there shall be a material default under any other Transaction Document, which continues beyond the applicable cure or grace period; and
(h)    the Borrower is treated as a corporation or as a publicly traded partnership taxable as a corporation, or as a taxable mortgage pool, in each case, for U.S. federal income tax purposes, as evidenced by a determination as defined in Section 1313(a) of the Code.
then, unless such occurrence is waived as an Event of Default in writing in accordance with this Agreement, the Rapid Amortization Commencement Date shall be deemed to have occurred automatically upon the occurrence of such event.
Upon the occurrence of the Rapid Amortization Commencement Date resulting from any event described in Section 7.01(d) above, the Loans and all interest and all fees accrued on such Loans and all other Obligations shall be immediately due and payable (and the Borrower shall pay such Loans and all such amounts and Obligations immediately). Upon the occurrence of the Rapid Amortization Commencement Date as a result of the occurrence of any other Event of Default, upon written request of the Required Lenders, the Administrative Agent shall declare in a writing sent to the Borrower the Loans made to the Borrower hereunder and all interest and all fees accrued on such Loans and any other Obligations to be immediately due and payable (and the Borrower shall pay such Loans and all such amounts and Obligations immediately). Additionally, upon any such occurrence of the Rapid Amortization Commencement Date, (i) the Borrower shall cease purchasing Receivables from the Depositor and the Depositor Loan Trustee under the Transfer Agreement, and (ii) the Administrative Agent, on behalf of the Secured Parties, ( upon written direction of Required Lenders) shall direct the Obligors to make

Exhibit H-69
LEGAL02/42958175v30

a
all payments under the Pledged Receivables directly to the Administrative Agent for the benefit of the Secured Parties (or any lockbox or account established by the Administrative Agent for the benefit of the Secured Parties that is under the “control” of the Administrative Agent (for the benefit of the Secured Parties) within the meaning of Sections 8-106 and 9-104 of the UCC), and all such payments shall be applied in accordance with Section 2.05(c)(i)(C). In addition, upon any such occurrence, the Administrative Agent, on behalf of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. If any Event of Default shall have occurred, the Loans shall bear interest at the Default Rate, effective as of the date of the occurrence of such Event of Default, and shall remain at the Default Rate during the continuance of such Event of Default.
SECTION 7.02.    Additional Remedies of the Administrative Agent.
(a)    If, (i) upon the Administrative Agent’s declaration that the Loans made to the Borrower hereunder are immediately due and payable pursuant to Section 7.01, (ii) upon an Event of Default pursuant to Section 7.01(d), or (iii) on the Facility Maturity Date, the aggregate outstanding principal amount of the Loans, all accrued fees and interest and any other Obligations are not immediately paid in full in cash, then the Administrative Agent, in addition to all other rights specified hereunder, shall, upon written request of the Required Lenders, in its own name and as agent for the Secured Parties, immediately sell (at the direction of the Required Lenders), in a commercially reasonable manner, in a recognized market (if one exists) at such price or prices as the Required Lenders may reasonably deem satisfactory, any or all Pledged Assets and apply the proceeds thereof to the Obligations in accordance with Section 2.05(c)(i)(C).
(b)    The parties recognize that it may not be possible to sell all of the Pledged Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Pledged Assets may not be liquid. Accordingly, the Administrative Agent shall, upon written request of the Required Lenders, elect the time and manner of liquidating any Pledged Assets, and nothing contained herein shall obligate the Administrative Agent to liquidate any Pledged Assets on the date the Administrative Agent declares the Loans made to the Borrower hereunder to be immediately due and payable pursuant to Section 7.01 or to liquidate all Pledged Assets in the same manner or on the same Business Day.
(c)    Any amounts received from any sale or liquidation of the Pledged Assets pursuant to this Section 7.02 in excess of the Obligations and applied in accordance with Section 2.05(c) will be paid to (or at the direction of) the Borrower pursuant to Section 2.05(c)(i)(C)(9), or as a court of competent jurisdiction may otherwise direct.
(d)    The Administrative Agent, on behalf of the Secured Parties, shall have, in addition to all the rights and remedies provided herein and provided by applicable federal, state, foreign, and local laws (including, without limitation, the rights and remedies of a secured party under the UCC of any applicable state, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), all rights and remedies available at law, in equity or under any other agreement between the Administrative Agent and/or the Lenders, as the case may be, and the Borrower, but in each case without violating any rights or remedies of the applicable Secured Parties contemplated by this Agreement.
(e)    Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise

Exhibit H-70
LEGAL02/42958175v30

a
any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Rapid Amortization Event or Event of Default.
SECTION 7.03.    Buyout Rights. Following the occurrence of an Event of Default and the acceleration of the Loans pursuant to Section 7.01, in the event the Required Lenders direct the Administrative Agent in writing to foreclose or liquidate the Collateral, and the Administrative Agent shall have received, within [***] after commencing such foreclosure or liquidation process, any written offers to acquire the Collateral from a Person other than Oportun, Inc., the secured creditors of Oportun, Inc. or any Lender (such offers may be referred to as the “Designated Offers”), the Administrative Agent shall provide copies of the Designated Offers to Oportun, Inc. and the Lenders, and:
(i)    Oportun, Inc. and its secured creditors shall have the right, within [***] of the date of the latest Designated Offer, to purchase all of the Collateral for a price equal to the higher of (1) the highest offered price specified in the Designated Offers, or (2) the aggregate Outstanding Loan Balance of the Class A Loans, the Class B Loans and the Class C Loans, plus accrued and unpaid interest on such Loans to the next Payment Date plus the amount of any other Obligations owed to the Lenders and the Indemnified Parties by payment in immediately available funds to the Waterfall Account,
(ii)    if none of Oportun, Inc. or its secured creditors exercise such option or all such Persons affirmatively reject such option, each Class C Lender will have the option, within ten (10) Business Days of the expiration or rejection of the option pursuant to clause (i) above, to purchase all of the Collateral for a price equal to the higher of (1) the highest offered price specified in the Designated Offers, or (2) the aggregate Outstanding Loan Balance of the Class A Loans, Class B Loans and Class C Loans, plus accrued and unpaid interest on such Loans to the next Payment Date plus the amount of any other Obligations owed to the Lenders and the Indemnified Parties, by payment in immediately available funds to the Waterfall Account;
(iii)    if no Class C Lender exercises such option or all Class C Lenders affirmatively reject such option, each Class B Lender will have the option, within ten (10) Business Days of the expiration or rejection of the option pursuant to clause (iii) above, to purchase all of the Collateral for a purchase price equal to the higher of (1) the highest offered price specified in the Designated Offers or (2) the aggregate Outstanding Loan Balance of the Class A Loans and Class B Loans, plus accrued and unpaid interest on such Loans to the next Payment Date plus the amount of any other Obligations owed to the Class A Lenders, the Class B Lenders, and their related Indemnified Parties, by payment in immediately available funds to the Waterfall Account; and
(iv)    if no Class B Lender exercises such option or all Class B Lenders affirmatively reject such option, each Class A Lender will have the option, within ten (10) Business Days of the expiration or rejection of the option pursuant to clause (iii) above, to purchase all of the Collateral for a purchase price equal to the higher of the highest offered price specified in the Designated Offers or (2) the aggregate Outstanding Loan Balance of the Class A Loans, plus accrued and unpaid interest on such Loans to the next Payment Date plus the amount of any other Obligations owed to the Class A Lenders and their related Indemnified Parties, by payment of immediately available funds to the Waterfall Account.

Exhibit H-71
LEGAL02/42958175v30

a
If none of Oportun, Inc., Oportun, Inc.’s secured creditors or the Lenders have exercised their respective option within the applicable time period set forth above, or all such Persons have affirmatively rejected such option, the foregoing options shall terminate and be of no further force and effect and the Administrative Agent may proceed to sell the Collateral to the highest offeree, subject to Section 7.04(b), it being agreed and understood that if accepting a Designated Offer will result in the circumstance contemplated by clause (ii) of Section 7.04(b), then no option referenced in this Section 7.03 shall be applicable.
SECTION 7.04.    Sale of Collateral.
(a)    The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Section 7.02 shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral securing the Loans shall have been sold or all amounts payable on the Loans and under this Agreement and the other Transaction Documents shall have been paid in full in cash. The Administrative Agent may from time to time postpone any Sale by public announcement made at the time and place of such Sale.
(b)    To the extent permitted by Applicable Law, the Administrative Agent shall not, in any Sale, sell, or otherwise liquidate, all or any portion of the Collateral, unless:
(i)    the Required Lenders consent in writing to such Sale or liquidation; or
(ii)    the proceeds of such Sale or liquidation available to be distributed to the Lenders are sufficient to pay in full in cash all of the Obligations owed to the Lenders and the Indemnified Parties and, without duplication, all amounts owed to the Servicer, the Paying Agent, the Account Bank, the Administrative Agent, the Owner Trustee, the Depositor Loan Trustee and the Back-Up Servicer.
(c)    [Reserved].
(d)    Any Lender, Oportun, Inc. or any of Oportun, Inc.’s secured creditors may bid for and acquire any portion of the related Collateral in connection with a Sale thereof. After the Administrative Agent has received each offer to purchase all or any portion of the Collateral, the Administrative Agent shall notify each Lender (and, if any of them have submitted a bid, Oportun, Inc. and Oportun, Inc.’s secured creditors) of the highest offer, and the maker of such highest offer will have the sole right to purchase (not later than [***] after the expiration or rejection of the option of the Class A Lenders set forth in Section 7.03) the related Collateral at the highest price there offered. If a Lender submits the highest bid, in lieu of paying cash therefor, such bidder may make settlement for the purchase price by crediting against the purchase price that portion of the net proceeds of such Sale to which such bidder would be entitled, after deducting the reasonable costs, charges and expenses (including reasonable attorneys’ fees and expenses) incurred by such Lender in connection with such Sale. The Promissory Notes, if any, evidencing the Loans need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Loans. The Lenders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.
(e)    The Administrative Agent is hereby irrevocably appointed the agent and attorney-in-fact with full irrevocable power and authority, coupled with an interest, in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time, from and after the occurrence of an Event of Default for the purpose of exercising the

Exhibit H-72
LEGAL02/42958175v30

a
rights and remedies of the Administrative Agent hereunder and, to take any and all action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the foregoing, including without limitation, to transfer and convey its interest in any portion of the Collateral in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Administrative Agent’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.
(f)    The method, manner, time, place and terms of any Sale of all or any portion of the Collateral shall be commercially reasonable. The Administrative Agent shall incur no liability for any Sale conducted in accordance with this Section 7.04.
ARTICLE VIII - INDEMNIFICATION
SECTION 8.01.    Indemnities by the Borrower.
(a)    Without limiting any other rights which the Administrative Agent, the Lenders, the Account Bank, the Paying Agent, the Owner Trustee, the Depositor Loan Trustee or any of their respective employees, officers, directors and Affiliates may have hereunder, under any other Transaction Document or under Applicable Law, the Borrower hereby agrees to indemnify the Administrative Agent, the Lenders, the Account Bank, the Paying Agent, the Owner Trustee, the Depositor Loan Trustee and each of their respective employees, officers, directors and Affiliates (each, an “Indemnified Party”) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees, settlement fees and disbursements awarded against or incurred by any of them arising out of or as a result of this Agreement, any other Transaction Document or any transaction entered into hereunder or thereunder or in respect of any Pledged Assets (including the costs of an Indemnified Party in successfully defending itself against a claim for a breach of its standard of care hereunder and the costs of enforcing the Borrower’s indemnity obligations hereunder), excluding, however, (a) any such amount to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party, as determined by a court of competent jurisdiction in a final, non-appealable judgment, and (b) with respect to the Lenders, Taxes (other than Taxes that represent losses, claims, damages and similar amounts resulting from a non-Tax claim) (all of the foregoing indemnified amounts being collectively referred to as “Indemnified Amounts”). Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from any of the following:
(i)    any Pledged Receivable treated as or represented by the Borrower or the Servicer to be an Eligible Receivable which is not at the applicable time an Eligible Receivable, or the purchase by any party or origination of any Receivable which violates Applicable Law;
(ii)    reliance on any representation or warranty made or deemed made by the Borrower, the Servicer, or any of their officers under or in connection with this Agreement or any Transaction Document, which shall have been false or incorrect when made or deemed made or delivered;
(iii)    the failure by the Borrower or the Servicer to comply with any term, provision or covenant contained in this Agreement or any other Transaction Document, or with any Applicable Law with respect to any Pledged Assets, or the nonconformity of any Pledged Assets with any such Applicable Law;

Exhibit H-73
LEGAL02/42958175v30

a
(iv)    the failure to vest and maintain vested in the Administrative Agent, for the benefit of the Secured Parties, or to transfer to the Administrative Agent, for the benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens) in the Receivables which are, or are purported to be, Pledged Receivables, together with all related Other Conveyed Property, Collections, Related Security and other Pledged Assets related thereto, free and clear of any Adverse Claim whether existing at the time of the Borrowing or at any time thereafter;
(v)    any dispute, claim, offset or defense to the payment of any Receivable which is, or is purported to be, a Pledged Receivable (including, without limitation, a defense based on such Receivable (or the Obligor Contract relating to such Receivable) not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);
(vi)    any failure of the Borrower or the Servicer to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document;
(vii)    any repayment by the Administrative Agent or any Lender of any amount previously distributed in payment of Loans or payment of interest or fees or any other amount due hereunder, in each case which amount the Administrative Agent or such Lender believes in good faith is required to be repaid;
(viii)    the commingling by the Servicer of Collections of Pledged Receivables at any time with other funds;
(ix)    any investigation, litigation or proceeding related to this Agreement (or any other Transaction Document), or the use of proceeds of Loans or the Pledged Assets, or the Borrower’s or Servicer’s administration, servicing or collection of the Pledged Receivables;
(x)    any failure by the Borrower to give reasonably equivalent value to the Depositor and the Depositor Loan Trustee in consideration for the transfer by the Depositor and the Depositor Loan Trustee to the Borrower (or by the Depositor and the Depositor Loan Trustee to give reasonably equivalent value to the Seller (or any Additional Originator) for the transfer by the Seller (or any Additional Originator) to the Depositor and the Depositor Loan Trustee) of any Receivable or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; and
(xi)    any failure of the Servicer to remit or cause the remittance of Collections of Pledged Receivables to the Collection Account as and when required pursuant to Section 2.05(e) of this Agreement or pursuant to the Servicing Agreement.
provided, however, that, as between the Borrower and any Indemnified Party, in no event shall the Borrower be liable under or in connection with this Agreement or any other Transaction Document for indirect, special, or consequential losses or damages of any kind, including lost profits, caused by the Borrower even if the Borrower was advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed.

Exhibit H-74
LEGAL02/42958175v30

a
Any Indemnified Party seeking indemnification under this Section 8.01 shall deliver a written demand to the Borrower; it being expressly understood and agreed that a failure by any such Indemnified Party to so deliver shall not relieve the Borrower of its obligations under this Section 8.01. Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Borrower to the applicable Indemnified Party within [***] following the delivery of the written demand therefor by the applicable Indemnified Party. Any Indemnified Party making a request for indemnification under this Section 8.01 shall submit to the Borrower a certificate or other document setting forth in reasonable detail the basis for and the computations of the Indemnified Amounts with respect to which such indemnification is requested, which certificate or document shall be conclusive absent demonstrable error.
(b)    If the Borrower has made any payments in respect of Indemnified Amounts to an Indemnified Party pursuant to this Section 8.01 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to the Borrower, without interest.
ARTICLE IX - ARTICLE IX MISCELLANEOUS SECTION
SECTION 9.01.    Amendments and Waivers.
(a)    No waiver, amendment, restatement, release, or modification of or supplement to any provision of this Agreement and no consent to any departure herefrom (each such waiver, amendment, restatement, release, modification, supplement or consent may be referred to as an “Amendment”) shall be effective unless it is in writing and signed as provided below in this Section 9.01(a) or as specifically otherwise set forth herein, and then such Amendment shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No Amendment shall be valid or effective against any party hereto unless the same complies with Section 9.01(b) and Section 9.01(c) and is in writing and signed (i) if such party is the Borrower, by the Borrower, (ii) if such party is the Servicer, by the Servicer, (iii) if such party is the Administrative Agent, by the Administrative Agent, (iv) if such party is the Back-Up Servicer, by the Back-Up Servicer, (v) if such party is the Account Bank, by the Account Bank, (vi) if such party is the Paying Agent, by the Paying Agent, (vii) if such party is the Seller, by the Seller, and (viii) if such party is a Lender, by the Required Lenders (or the Administrative Agent at the written direction of the Required Lenders). Additionally, the Administrative Agent shall provide written notice to each Lender of any Amendment not requiring the consent of such Lender, as applicable, as provided in Section 9.02; provided that each Amendment shall be subject to Section 9.01(b) and Section 9.01(c). Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In executing any Amendment, the Administrative Agent shall be entitled to receive and shall be fully protected in relying upon, a certificate of a Responsible Officer of the Servicer or an Opinion of Counsel stating that the execution of such Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of such Amendment have been satisfied. The Administrative Agent shall not be required to execute any Amendment that alters or affects the rights, responsibilities, indemnities, obligations or compensation of the Administrative Agent.
(b)    Notwithstanding the foregoing or anything to the contrary herein or in any other Transaction Document, but subject to Section 9.01(c), no Amendment shall be effective without (i) satisfaction of the Rating Agency Notification with respect to such Amendment, (ii) the delivery of a Tax Opinion to each Lender (unless waived by each affected Lender) and (iii) the written consent of the Required Lenders (or the Administrative Agent at the written direction of the Required Lenders); provided, however, (i) no Amendment which amends any provision of the definitions herein of “Eligible Receivable” or “Excess Concentration Amount” that would

Exhibit H-75
LEGAL02/42958175v30

a
result in the extension of the Receivable Term or the reduction of Receivable Yield with respect to any Pledged Receivable shall be effective without the written consent of all Lenders.
(c)    Notwithstanding anything to the contrary herein or in any other Transaction Document, no Amendment shall be effective, without the prior consent of each individual Lender to the extent adversely affected thereby, which would: (1) increase the maximum amount which such Lender is committed hereunder to lend; (2) reduce or defer any principal on such Lender’s Loans, the interest thereon or the fees, indemnities or other amounts payable to such Lender hereunder, including the acceptance of any discounted payoff of the Loans, or change the currency of any such amount; (3) extend or postpone any date fixed for any payment of any such fees, principal or interest (other than the waiver of any portion of interest accrued at the Default Rate Margin), indemnities or other amounts, including any extension of the Facility Maturity Date; (4) amend the definition herein of “Required Lenders” or otherwise change the number or percentage of Lenders, including the aggregate amount of Percentage Shares, which is required for Administrative Agent, Lenders or any of them to take, consent to, direct or approve any particular action hereunder or under any other Transaction Document, or change any term or provision that requires pro rata treatment of the applicable Lenders (including without limitation the definition of Committed Share Percentage), or change any requirement that copies of consents, approvals, directions, certificates, statements, reports, documents, orders or other instruments be provided by the Administrative Agent or other applicable parties to the applicable Lenders; (5) release Borrower from its obligation to pay Obligations to such Lender (or such Lender’s related Indemnified Parties); (6) release (or permit the substitution of) any or all of the Collateral, except for such releases and substitutions relating to sales or dispositions of property expressly permitted pursuant to the terms of this Agreement; (7) amend, waive or consent to a deviation from any provision of Section 5.01(c), including, but not limited to, the incurrence of additional Debt (other than any additional Debt under this Agreement) by the Borrower; (8) amend this Section 9.01; (9) increase the Aggregate Borrowing Limit (or any component thereof); (10) amend or waive any provision of Section 2.05(c); (11) release or subordinate any lien or security interest in favor of the Administrative Agent or permit the incurrence or existence of any Liens or Adverse Claims on any of the Pledged Assets; (12) cause the Borrower to be treated for U.S. federal income tax purposes as an association or publicly traded taxable as a corporation or as a taxable mortgage pool; or (13) cause any Class of Loans to not be properly characterized as indebtedness for U.S. federal income tax purposes.
(d)    No Credit Party shall, and no Credit Party shall permit any of its Affiliates to, directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Lender as consideration for or as an inducement to the entering into by such Lender of any Amendment unless such remuneration is concurrently paid, and such security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Lender even if such Lender did not consent to such Amendment.
SECTION 9.02.    Notices, Etc(a)    .
(a)    All notices, requests, demands or other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by electronic mail) and mailed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party’s Transfer Supplement or at such other address (including, without limitation, an electronic mail address) as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by registered mail or FedEx, UPS or other commercial delivery companies, when confirmation of delivery receipt is obtained by the sender, or (ii) notice by electronic mail, when electronic receipt is

Exhibit H-76
LEGAL02/42958175v30

a
obtained by the sender, except that notices and communications pursuant to Article II shall not be effective until received. Unless otherwise specified in this Agreement, any such notice, request, demand, consent or other communication to be delivered or addressed to KBRA, to: Kroll Bond Rating Agency, LLC, 805 Third Avenue, 29th Floor, New York, New York 10022, Attention: ABS Surveillance, Email: [***].
(b)    In addition, the Borrower and each Lender hereby acknowledges that the Administrative Agent may make information available to it by posting the information on Debt Domain or another similar electronic system (the “Platform”). The Administrative Agent shall provide access to the Platform to the Borrower and each Lender at no cost to the Borrower or such Lender, it being understood that the foregoing shall not limit the right of the Administrative Agent to be reimbursed for any fees or expenses related to the Platform pursuant to this Agreement or the Administrative Agent Fee Letter. Except as otherwise expressly provided in Section 6.16(a), each such party agrees that any document or notice posted on the Platform by the Administrative Agent shall be deemed to have been delivered to the Borrower and each Lender in accordance with the provisions of this Section 9.02. Each party hereto agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials (all such communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format capable of being posted to the Platform and acceptable to the Administrative Agent accordance with the information set forth in this Section 9.02 and such other email address provided by the Administrative Agent. In addition, each such party agrees to continue to provide the Communications to the Administrative Agent in the manner specified in this Agreement, but only to the extent requested by the Administrative Agent. Except as otherwise expressly provided in Section 6.16(a), each Lender agrees that notice to it specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Transaction Documents. Each Lender agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. Nothing herein shall prejudice the right of the Administrative Agent to give any notice or other communication pursuant to any Transaction Document in any other manner specified in such Transaction Document. The Borrower and each Lender understands that the distribution of materials and other communications through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution. The Platform is provided “as is” and “as available”. Neither the Administrative Agent, nor any of its related parties warrants the accuracy or completeness of the information contained on the Platform or the adequacy of the Platform and each expressly disclaims liability for errors or omissions in the information contained on the Platform. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects is made by the Administrative Agent, or any of its related parties in connection with the information contained on the Platform.
SECTION 9.03.    No Waiver; Remedies. No failure on the part of the Administrative Agent or any Lender or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
SECTION 9.04.    Binding Effect; Assignability; Multiple Lenders.

Exhibit H-77
LEGAL02/42958175v30

a
(a)    This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Lenders, the Paying Agent, the Account Bank and their respective successors and permitted assigns. The Servicer, the Back-Up Servicer, the Owner Trustee and the Depositor Loan Trustee shall be express third party beneficiaries of this Agreement. This Agreement and the Lenders’ rights and obligations hereunder and interest herein shall be assignable in whole or in part (including by way of the sale of participation interests therein pursuant to Section 9.04(d) and (e)) by each Lender and its successors and assigns; provided, that (i) such assignment is to an Affiliate of the assigning Lender or, with the consent of the Borrower (which such consent shall not be unreasonably withheld and shall not be required at any time an Event of Default or a Rapid Amortization Event shall have occurred and be continuing), to any other Person that is not an Affiliate of such Lender, (ii) such assignment of a portion of a Class C Loan shall not be in an amount less than the Minimum Denomination, (iii) the assigning Lender, the assignee Lender and the Administrative Agent shall execute a Transfer Supplement, (iv) the assigning Lender or the assignee Lender has paid to the Administrative Agent a processing and recordation fee of $[***] (which fee may be waived or reduced in the sole discretion of the Administrative Agent) and (v) if the assignee Lender is not Lender, it shall have delivered to the Administrative Agent (1) an administrative questionnaire in a form acceptable to the Administrative Agent, (2) any such tax documentation as may be required by the terms of this Agreement and (3) such other documentation as the Administrative Agent may reasonably request. Each such assignment shall be effective as of the date specified in the applicable Transfer Supplement only after the execution thereof as described in the preceding sentence. The Administrative Agent shall notify the Borrower, the Paying Agent and the Account Bank of any assignment thereof made pursuant to this Section 9.04(a). The Lenders may, in connection with any assignment or any proposed assignment pursuant to this Section 9.04(a), disclose to the assignee or proposed assignee any information relating to the Borrower and the Pledged Assets furnished to such Lender by or on behalf of the Borrower or the Servicer; provided, however, that such Lender shall not disclose any such information until it has obtained an agreement from such assignee or proposed assignee that it shall treat as confidential (under terms consistent with Section 9.13(a)) any information obtained which is not already publicly known or available. None of the Borrower, the Depositor or the Seller, may assign or delegate any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lenders, and any such assignment or delegation without such prior written consent shall be void ab initio and of no force and effect.
(b)    Each Lender, assignee or participant of the Class C Loan (or any interest therein), by accepting and owning a beneficial interest in such Class C Loan (or any interest therein) and pursuant to the written certification described in clause (v) below, represents and agrees as follows:
(i)    Such Lender, assignee or participant (and each beneficial owner):
(A)    will not (1) acquire or directly or indirectly sell, encumber, assign, participate, pledge, hypothecate, rehypothecate, exchange, or otherwise dispose of, suffer the creation of a lien on, or transfer or convey in any manner (each, a “Transfer”) any Class C Loan (or any interest therein, within the meaning of U.S. Treasury regulations section 1.7704-1(a)(2)(i)(B)) on or through (x) a United States national, regional or local securities exchange, (y) a foreign securities exchange or (z) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers or any other “established securities market” within the meaning of Section 7704(b)(1) of the Code and U.S. Treasury regulations section 1.7704-1(b) (any of the foregoing, an

Exhibit H-78
LEGAL02/42958175v30

a
“Exchange”) or (2) cause any Class C Loan or any interest therein to be marketed on or through an Exchange.
(B)    will not participate in the creation of, or enter into, any financial instrument or contract payments on which are, or the value of which is, determined in whole or in part by reference to the Class C Loan or the Borrower (including the amount of Borrower payments on the Class C Loans, the value of the Borrower’s assets, or the result of the Borrower’s operations), or any contract that otherwise is described in U.S. Treasury regulations section 1.7704-1(a)(2)(i)(B).
(ii)    if it is or may become (or if it is disregarded as an entity separate from its owner within the meaning of Treasury Regulations section 301.7701-3(a) (a “DRE”), which owner is or may become), for U.S. federal income tax purposes, a partnership, grantor trust or S corporation, then (A) (1) less than 50% of the value of any person’s interest in it (or if it is a DRE, its owner)is attributable to its interest in the Class C Loan and any other interests in the Borrower, or (2) such person has received a written determination from the Borrower that its ownership of the Class C Loan will not cause the Borrower to be unable to rely on the “private placement” safe harbor of U.S. Treasury regulations section 1.7704-1(h) and (B) it is not and shall not be a principal purpose of the arrangement involving such person’s investment in any interests of the Borrower to permit any partnership to satisfy the 100-partner limitation of U.S. Treasury regulations section 1.7704-1(h)(1)(ii);
(iii)    it is a “United States person” as defined in Section 7701(a)(30) of the Code and it will provide the Borrower and the Administrative Agent (and any of their agents) with the properly completed and signed Internal Revenue Service Form W-9 (or applicable successor form);
(iv)    it does not and will not beneficially own a Class C Loan (or any beneficial interest therein) in an amount that is less than the Minimum Denomination;
(v)    prior to any transfer or participation of any beneficial interest in its Class C Loan, it will cause any transferee or participant of such beneficial interest to deliver to the Borrower and the Administrative Agent a written certification substantially in the form attached hereto as Exhibit G confirming each of the representations and agreements to be made by such transferee or participant pursuant to this paragraph (b) and agrees that it shall provide such continuing assurances, comfort, evidence, and information in support of and in connection with the continuing truth of the representations and compliance with the agreements set forth in this paragraph (b) as the Borrower and the Administrative Agent may reasonably request from time to time;
(vi)    if it is a domestic corporation for U.S. federal income tax purposes, by its holding of an interest in such Class C Loan, hereby severally represents, warrants and covenants that it is not a member of an

Exhibit H-79
LEGAL02/42958175v30

a
“expanded group” (within the meaning of the regulations issued under Section 385 of the Code) that includes a foreign person that owns any Class A Loan or Class B Loan (or any interest therein);
(vii)    If any Class C Loan is required to be treated other than as debt for U.S. federal income tax purposes, then it shall agree to the designation made pursuant to the Trust Agreement of the partnership representative (and the tax matters partner for any applicable state or local tax purposes) of any partnership in which it is deemed to be a partner under Section 6223(a) of the Code (and any corresponding provision of state law) and any applicable Treasury regulations thereunder;
(viii)    (A) it shall provide to the Borrower any further information reasonably required by the Borrower to comply with Sections 6221 through 6241 of the Code, including Section 6226(a) of the Code (and any corresponding provision of state law) and (B) to the extent applicable, it shall hold the Borrower and its Affiliates harmless for any expenses or losses (i) resulting from it not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code (or any corresponding provision of state law) or (ii) that the Borrower or its Affiliates may suffer that are attributable to the management or defense of an audit under Sections 6221 through 6241 of the Code (or any corresponding provision of state law) or otherwise due to actions it takes with respect to and to comply with the rules under Sections 6221 through 6241 of the Code (or any corresponding provision of state law);
(ix)    it acknowledges and understands that tax counsel to the Borrower has issued an opinion substantially to the effect that, among other things, the Borrower will not be subject to tax as a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations and agreements set forth in this paragraph (b); and
(x)    it acknowledges and agrees that any Transfer of a Class C Loan (or any interest therein) (A) that would violate any representations or agreements in this paragraph (b) or otherwise cause the Borrower to be unable to rely on the “private placement” safe harbor of United States Treasury regulations section 1.7704-1(h) or (B) with respect to which the Borrower and the Administrative Agent have not received a certification from the proposed transferee or participant as described in clause (v), shall be void ab initio and of no force or effect, and it shall not Transfer any interest in a Class C Loan to any person that does not agree to be bound by this paragraph (b). While such a transfer is void ab initio, to the extent necessary, the Borrower has the right to, and may, cause the sale of any Class C Loan acquired in violation of this paragraph (b) at the cost and risk of the purported owner.
(c)    The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain a register (the “Register”) on which it shall record

Exhibit H-80
LEGAL02/42958175v30

a
the names and addresses of each Lender and the Loans and Commitment Amount made by each such Person and each repayment in respect of the principal amount of the Loans, and each assignment. The Register shall include the names and addresses of each Lender (including all assignees and successors) and the percentage or portion of such Loans and Commitment Amounts assigned. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower’s obligations in respect of such rights.  With respect to any Lender, the transfer of the rights to the principal of, and interest on, any Loan made by such Lender shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Loan as provided in this Section and prior to such recordation all amounts owing to the transferor with respect to such Loan shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Loan shall be recorded by the Administrative Agent on the Register only upon the acceptance of the Administrative Agent of a properly executed and delivered Transfer Supplement pursuant to Section 9.04(a). Each Lender shall promptly provide the Administrative Agent with any information reasonably requested by it for the purposes of maintaining the Register. Upon request, the Administrative Agent shall permit Borrower to review such information on the Register as reasonably needed for Borrower to confirm any such assignment or participation is in compliance with U.S. Treasury regulations section 5f.103-1(c) and in order to comply with its obligations under this Agreement or under any Applicable Law. It is the intention of the parties that each Lender’s rights hereunder will be treated as in registered form within the meaning of Code Sections 871(h)(2)(B) and 881(c)(2)(B) and U.S. Treasury regulations Section 5f.103-1(c). The Register shall be available for inspection by the Borrower, the Servicer, the Paying Agent, the Account Bank, the Owner Trustee, the Back-Up Servicer, and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)    Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment Amount and each Loan owned by it) without the consent of the Borrower; provided, however, that (i) such Lender’s obligations under this Agreement (including its Commitment Amount hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such participation in a Class C Loan shall not be in an amount less than the Minimum Denomination and (iv) the Administrative Agent, the other Lenders and the other parties hereto shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. The Borrower agrees that each participant shall be entitled to the benefits of Sections 2.10 and 2.11 (subject to the requirements and limitations therein, including the requirements under Sections 2.11(e) and (f) (it being understood that the documentation required under Sections 2.11(e) and (f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (a) of this Section; provided that such participant  (A) agrees to be subject to the provisions of Section 2.11 as if it were an assignee under paragraph (a) of this Section and (B) shall not be entitled to receive any greater payment under Section 2.10 or 2.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in applicable law that occurs after the participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 9.18.
(e)    Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the

Exhibit H-81
LEGAL02/42958175v30

a
Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Commitment Amount, Loans or its other obligations under any Transaction Document) to any Person except to the Borrower or to the extent such disclosure is necessary to establish that such Commitment Amount is in registered form under Section 5f.103-1(c) of the United States Treasury regulations and Section 1.163-5(b) of the proposed United States Treasury regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent shall not have responsibility for maintaining a Participant Register.
SECTION 9.05.    Term of this Agreement. This Agreement, including, without limitation, the Borrower’s obligation to observe its covenants set forth in Articles V and VI and the Servicer’s obligation to observe its covenants set forth in Articles V and VI, shall remain in full force and effect until the Facility Termination Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or the Servicer pursuant to Articles III and IV and the indemnification and payment provisions of Articles VIII and IX and the provisions of Section 9.06, Section 9.08 and Section 9.09 shall be continuing and shall survive any termination of this Agreement and the earlier resignation or removal of the Administrative Agent, Paying Agent, the Depositor Loan Trustee, the Owner Trustee or Account Bank.
SECTION 9.06.    GOVERNING LAW; JURY WAIVER; SUBMISSION TO JURISDICTION.
(a)    THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE ADMINISTRATIVE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES IN THE PLEDGED ASSETS, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER.
(b)    Each Credit Party irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Transaction Documents, or for recognition or enforcement of any judgment, and each Credit Party irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such State court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or the other Transaction Documents shall affect any right that the Administrative Agent or any other Indemnified Party may otherwise have to bring any action or proceeding arising out of or relating to the Transaction Documents against any Credit Party or its properties

Exhibit H-82
LEGAL02/42958175v30

a
in the courts of any jurisdiction. Each Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by requirements of law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to the Transaction Documents in any court referred to above, and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
SECTION 9.07.    Costs and Expenses.
(a)    In addition to the rights of indemnification granted to the Lenders and the other Indemnified Parties under Section 8.01 hereof, the Borrower agrees to pay on demand all reasonable (and reasonably documented) costs and expenses of the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee, the Depositor Loan Trustee and the Lenders incurred in connection with the preparation, execution, delivery or administration of, or any waiver or consent issued or other Amendment prepared in connection with, this Agreement, the other Transaction Documents and the other documents to be delivered hereunder or in connection herewith or therewith or incurred in connection with any Amendment of this Agreement, any other Transaction Document, and any other documents to be delivered hereunder or thereunder or in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Paying Agent, the Owner Trustee, the Depositor Loan Trustee and the Account Bank, and the reasonable fees and out-of-pocket expenses of counsel for the Lenders with respect thereto and with respect to advising the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee, the Depositor Loan Trustee and the Lenders as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee, the Depositor Loan Trustee, and the Lenders in connection with the enforcement of this Agreement or any other Transaction Document and the other documents to be delivered hereunder or thereunder or in connection herewith or therewith; excluding, however, Taxes.
(b)    The Borrower shall pay on demand all other costs and expenses (excluding Taxes) incurred by the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee, the Depositor Loan Trustee and the Lenders related to this Agreement or any other Transaction Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lenders and the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee and the Depositor Loan Trustee, with respect to (i) advising the Administrative Agent, the Paying Agent, the Account Bank, the Owner Trustee, the Depositor Loan Trustee or any Lender as to its rights and remedies under this Agreement or any other Transaction Documents and the other documents to be delivered hereunder or thereunder or in connection herewith or therewith and (ii) the enforcement of this Agreement or any other Transaction Document and the other documents to be delivered hereunder or thereunder or in connection herewith or therewith.
(c)    [Reserved].
(d)    Any Lender (or the Administrative Agent, the Paying Agent, the Owner Trustee, the Depositor Loan Trustee or the Account Bank) making a claim under this Section 9.07 shall submit to the Borrower a notice setting forth in reasonable detail the basis for and the computations of the applicable costs and expenses or similar items; it being expressly understood and agreed that a failure by any such Person to so deliver shall not relieve the Borrower of its obligations under this Section 9.07.

Exhibit H-83
LEGAL02/42958175v30

a
SECTION 9.08.    No Proceedings. The Seller, the Depositor, the Servicer, the Back-Up Servicer, the Paying Agent and the Account Bank each hereby agree that it will not institute against, or join any other Person in instituting against, or solicit or encourage any Person to institute against or to join any other Person in instituting against, the Borrower or the Depositor any proceedings of the type referred to in the definition of Insolvency Event if there shall not have elapsed at least one year and one day since the Facility Termination Date.
SECTION 9.09.    Recourse Against Certain Parties.
(a)    Notwithstanding any other provision of this Agreement or any other Transaction Document, the obligations of the Borrower under this Agreement are limited recourse obligations of the Borrower payable solely from the Pledged Assets in accordance with Section 2.05(c) and, following liquidation of the Pledged Assets and application of the proceeds thereof in accordance with Section 2.05(c), upon repayment, redemption, termination or in the exercise of any remedies hereunder, all obligations of and any claims against the Borrower hereunder or in connection herewith after such realization shall be extinguished and shall not thereafter revive. No recourse shall be had against any trustee, officer, director, employee, shareholder, Affiliate, member, manager, agent, partner, principal or incorporator of the Borrower or their respective successors or assigns for any amounts payable by the Borrower under this Agreement. It is understood that this Section 9.09(a) shall not (i) prevent recourse to the Pledged Assets for the sums due or to become due under any security, instrument or agreement which is part of the Pledged Assets or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Agreement until such Pledged Assets have been realized. It is further understood that this Section 9.09(a) shall not limit the right of any Person to name the Borrower as a party defendant in any proceeding or in the exercise of any other remedy under this Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Borrower. The provisions of this Section 9.09(a) shall survive the termination of this Agreement.
(b)    No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Lender or the Administrative Agent as contained in this Agreement or any other agreement, instrument or document entered into by any Lender or the Administrative Agent pursuant hereto or in connection herewith shall be had against any administrator of any Lender or the Administrative Agent or any incorporator, affiliate, stockholder, officer, employee or director of such Lender or the Administrative Agent or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each party hereto contained in this Agreement and all of the other agreements, instruments and documents entered into by any Lender or the Administrative Agent pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party (and nothing in this Section 9.09 shall be construed to diminish in any way such corporate obligations of such party), and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Lender or the Administrative Agent or any incorporator, stockholder, affiliate, officer, employee or director of such Lender or the Administrative Agent or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Lender or the Administrative Agent contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of any Lender or the Administrative Agent and each incorporator, stockholder, affiliate, officer, employee or director of such Lender or the Administrative Agent or of any such administrator, or any of them, for breaches by such Lender or the Administrative Agent of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a

Exhibit H-84
LEGAL02/42958175v30

a
condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.09 shall survive the termination of this Agreement.
SECTION 9.10.    Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature;  (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable.  Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or endorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings. In the event that any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the Fee Letter.
SECTION 9.11.    Tax Characterization of the Borrower and the Loans. For U.S. federal income tax purposes, the Borrower is, and for so long as any Class of Loans remains outstanding, will continue be treated as, an entity solely owned by its sole beneficial owner. Notwithstanding any provision of this Agreement, the parties hereto intend that the Loans advanced hereunder shall constitute indebtedness of the Borrower or its taxable owner(s) for U.S. federal income tax and all relevant state and local income and franchise tax purposes and agree to take no action inconsistent with this treatment unless required by Applicable Law.
SECTION 9.12.    [Reserved].
SECTION 9.13.    Confidentiality.
(a)    Each of the Administrative Agent, the Back-Up Servicer, the Paying Agent, the Account Bank and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to Rating Agencies, (b) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (c) to the extent required to be provided to any regulatory (or self-regulatory) authority, (d) to the extent required by Applicable Laws or by any subpoena or similar legal process, (e) to any other party to this Agreement, (f) in connection with the exercise of any remedies hereunder or under any other Transaction Document or any suit, action or proceeding relating to this Agreement or any other Transaction Document or the enforcement of rights hereunder or under any other Transaction Document, (g) subject to an agreement

Exhibit H-85
LEGAL02/42958175v30

a
containing provisions substantially the same as those of this Section 9.13(a), (i) to any assignee of or participant in, or any prospective assignee of or participant in, any rights or obligations under this Agreement or (ii) to any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 9.13(a) or (y) becomes available to the Administrative Agent, the Back-Up Servicer, the Paying Agent, the Account Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 9.13(a), “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Back-Up Servicer, the Paying Agent, the Account Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower. Notwithstanding anything herein to the contrary, each party hereto (and each of its employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind, the United States tax treatment and United States tax structure of the transactions described herein and all materials of any kind (including, without limitation, opinions or other tax analyses) that are provided to any party hereto relating to such United States tax treatment and United States tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws or to act as custodian thereunder.
(b)    The Borrower, each Lender, the Administrative Agent, the Back-Up Servicer, the Paying Agent and the Account Bank hereby acknowledges and agrees that any and all Confidential Terms shall be kept confidential by the party receiving such information (the “Confidential Terms Recipient”) and shall not be divulged to any Person (including, without limitation, through any press release or public written information) without the prior written consent of the party providing such information (the “Disclosing Party”) except to the extent that (i) it is necessary to disclose to the Confidential Terms Recipient’s Affiliates and its and their directors, officers, employees, agent legal counsel, accountants, financing sources, consultants or auditors, (ii) the Confidential Terms Recipient is requested or required by governmental agencies, regulatory bodies, self-regulatory organizations with jurisdiction, or pursuant to legal proceedings (including, without limitation, order, subpoenas or discovery requests), or other governmental or regulatory process (in which case the Confidential Terms Recipient agrees to inform the applicable Disclosing Party promptly thereof and to provide such Disclosing Party the opportunity to review the applicable disclosure reasonably in advance, in each case, only to the extent the Confidential Terms Recipient is lawfully permitted to do so), (iii) the Confidential Terms were provided to the Confidential Terms Recipient by a third party not known to the Confidential Terms Recipient at the time of disclosure to be subject to a duty of confidentiality to the Disclosing Party, (iv) any of the Confidential Terms are in the public domain other than due to a breach of this Section 9.13(b), or (v) disclosure of information is permitted under Section 9.13(a).
SECTION 9.14.    Duties of the Account Bank.
(a)    The Account Bank shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Account Bank shall not be subject to any fiduciary or other implied duties and (b) the Account Bank shall not have any duty to take any discretionary action or exercise any discretionary powers. The Account Bank may rely, and shall be protected in acting or refraining to act upon and need not verify the accuracy of, (i) any written instructions or directions from any persons the Account Bank reasonably believes to be authorized to give such instructions or directions, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document reasonably believed by the Account Bank to be genuine and to have been signed and presented by the proper party or parties, whether such presentation is by personal delivery,

Exhibit H-86
LEGAL02/42958175v30

a
express delivery or facsimile. The Account Bank shall not be responsible for or have any duty to ascertain or inquire into the contents of any instruction, direction, certificate, report or other document delivered hereunder or in connection herewith. If a bankruptcy or insolvency proceeding shall be instituted by or against Borrower, or if any third party should assert an adverse claim against any of the Accounts or any sums on deposit therein, whether such a claim arises by tax lien, execution, attachment, garnishment, levy, the claim of a trustee in bankruptcy or debtor-in-possession, or a competing lien creditor or otherwise, then the Account Bank shall be entitled to refuse to permit any deposits, withdrawals and/or transfers from the Accounts without any liability until reasonably satisfactory documentation is provided to the Account Bank that continued deposits, withdrawals, and/or transfers from the Accounts are authorized and do not violate any laws, regulations, or orders of any court.
(b)    The Account Bank shall not be liable for any action taken or not taken by it (1) at the direction of the Administrative Agent, the Borrower or the Servicer or in accordance with any Monthly Remittance Report or (2) in the absence of its own gross negligence or willful misconduct.
(c)    WTNA, as the Account Bank, shall, from time to time, at the direction of the Administrative Agent, enter into written agreements relating to the Collection Account, the Reserve Account, the Waterfall Account, the Excess Funding Account and the [***] for the benefit of the Administrative Agent (with a copy of such agreement having been provided concurrently by the Administrative Agent to the Lenders). In entering into any such agreement, and in performing any duties or obligations or taking any actions thereunder, WTNA will be doing so as the Account Bank under this Agreement, and will, in either case, be entitled to all of the rights, protections and indemnities provided in this Agreement in connection with its serving as the Account Bank hereunder in addition to any rights, protections and indemnities afforded to it in any such agreement.
(d)    In acting as Account Bank hereunder or under any other Transaction Document, in addition to any rights granted to it in its capacity as Account Bank, WTNA will be entitled to the rights, protections, immunities and indemnities granted to it hereunder in its capacity as Paying Agent.
SECTION 9.15.    Administrative Agent.
(a)    Appointment. Each Lender hereby appoints WTNA, to act on its behalf as Administrative Agent hereunder and under the other applicable Transaction Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 9.15 are solely for the benefit of the Administrative Agent, for the benefit of the Secured Parties, and no Credit Party shall have any rights as a third-party beneficiary of any of such provisions.
(b)    Eligibility; Disqualification. The Administrative Agent hereunder shall at all times be a corporation, national banking association or federal savings bank organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least “Baa3” by Moody’s, “BBB” by Standard & Poor’s or “BBB” by KBRA. If at any time the Administrative Agent ceases to be eligible in accordance with the provisions of this Section 9.15(b), the Administrative Agent shall resign immediately in the manner and with the effect specified in Section 9.15(k), and shall be replaced, in accordance with Section 9.15(k), but a successor Administrative Agent satisfying the eligibility requirements of this Section 9.15(b).

Exhibit H-87
LEGAL02/42958175v30

a
(c)    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents to which the Administrative Agent is a party. Without limiting the generality of the foregoing, the Administrative Agent:
(i)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Rapid Amortization Event has occurred or an Event of Default has occurred and is continuing;
(ii)    shall not have any duty to take any discretionary action or exercise any discretionary powers;
(iii)    shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Transaction Document or Applicable Law;
(iv)    shall not, except as expressly set forth herein and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower, Servicer or any of their Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity;
(v)    shall not be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever including, but not limited to, lost profits, even if the Administrative Agent was advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed; and
(vi)    shall not be required to expend, advance or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in any of the Transaction Documents or in the exercise of any of its rights or powers hereunder or under any of the Transaction Documents unless it is indemnified to its satisfaction and the Administrative Agent will have no liability to any person for any loss occasioned by any delay in taking or failure to take any such action while it is awaiting an indemnity satisfactory to it.
Neither the Administrative Agent nor any of its employees, officers, directors or Affiliates shall be liable for any action taken or not taken by the Administrative Agent (1) (A) with the written consent or at the written request of the Required Lenders, and (B) with the written consent or at the written request of all of the Lenders if so provided in this Agreement or such other Transaction Document, or (2) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Rapid Amortization Event or Event of Default unless and until written notice describing such Rapid Amortization Event or Event of Default is given to the Administrative Agent by the Borrower, the Servicer or the Required Lenders.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance by any other party of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Rapid Amortization Event or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement,

Exhibit H-88
LEGAL02/42958175v30

a
any other Transaction Document or any other agreement, instrument or document or (5) the satisfaction of any condition set forth in Article III or elsewhere herein.
The Administrative Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement or any other Transaction Document to which it is a party, whether or not an original or a copy of such agreement has been provided to it. The Administrative Agent shall have no liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, employees or agents, unless it shall have been negligent in ascertaining the pertinent facts. Neither the Administrative Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Borrower, the Servicer or any other Person, or any of their directors, members, officers, agents, affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. The Administrative Agent may assume performance by all such Persons of their respective obligations. The Administrative Agent shall have no enforcement or notification obligations relating to breaches of representations or warranties of any other Person.
Notwithstanding anything to the contrary in this Agreement, the Administrative Agent shall not be liable for any failures or delays in the performance of its obligations hereunder due to Force Majeure Delay, it being understood and agreed that the Administrative Agent shall take commercially reasonable actions consistent with the banking industry to prevent such failures or reduce and mitigate such delays and resume performance after such Force Majeure Delay. In the event of any such delay, performance shall be extended for so long as such period of delay.
The rights, immunities, indemnities and protections of the Administrative Agent set forth herein will also be applicable to the Administrative Agent in such capacity and in any of WTNA’s other capacities under the Transaction Documents.
(d)    Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, order, judgment, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may, at the expense of Borrower, request, rely on and act in accordance with officer’s certificates and/or opinions of counsel, and shall incur no liability and shall be fully protected in acting or refraining from acting in accordance with such officer’s certificates and opinions of counsel. In determining compliance with any condition hereunder to the making of a transaction that by its terms must be fulfilled to the satisfaction of the Lenders, the Administrative Agent may presume that such condition is satisfactory to (i) the Required Lenders; if evidenced by a written approval from the Required Lenders, or (ii) a Lender if evidenced by a written approval from such Lender. The Administrative Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The permissive rights of the Administrative Agent to do things enumerated in this Agreement shall not be construed as a duty. The Administrative Agent shall be entitled to request and receive written instructions from the Required Lenders and shall have no responsibility or liability for any losses or damages of any nature that may arise from any action taken or not taken by the Administrative Agent in accordance with the written direction of Required Lenders. For purposes of clarity, but without limiting any rights, protections, immunities or indemnities afforded to the Administrative Agent

Exhibit H-89
LEGAL02/42958175v30

a
hereunder, phrases such as “satisfactory to the Administrative Agent,” “approved by the Administrative Agent,” “acceptable to the Administrative Agent,” “as determined by the Administrative Agent,” “in the Administrative Agent’s discretion,” “selected by the Administrative Agent,” “elected by the Administrative Agent,” “requested by the Administrative Agent,” and phrases of similar import that authorize or permit an Agent to approve, disapprove, determine, act or decline to act in its discretion shall be subject to the Administrative Agent receiving written direction from the Required Lenders to take such action or to exercise such rights. Nothing contained in this Agreement or any other Transaction Document shall require the Administrative Agent to exercise any discretionary acts.
(e)    Non-Reliance on the Administrative Agent and Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Transaction Document or any related agreement or any document furnished hereunder or thereunder.
(f)    In acting as Administrative Agent hereunder or under any other Transaction Document, in addition to any rights granted to it in its capacity as Administrative Agent, WTNA will be entitled to the rights, protections, immunities and indemnities granted to it hereunder in its capacity as Paying Agent.
(g)    Sharing of Set-Offs and Other Payments. Each Lender agrees that if it shall, whether through the exercise of rights under the Transaction Documents or rights of banker’s lien, set off, or counterclaim against Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it, taking into account all distributions made pursuant to Section 2.05(c), and such act causes such Lender to have received more than it would have received had such payment been received by the Account Bank and distributed pursuant to Section 2.05(c), then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lenders to share all payments as provided for in Section 2.05(c), and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that all Lenders share all payments of Obligations as provided in Section 2.05(c); provided, however, that nothing herein contained shall in any way affect the right of any Lender to obtain payment (whether by exercise of rights of banker’s lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by law exercise any and all rights of banker’s lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this Section 9.15(g) shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a tribunal order to be paid on account of the possession of such funds prior to such recovery.
(h)    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Administrative Agent and shall not be responsible for the acts or omissions of any such sub-agent appointed with due care.

Exhibit H-90
LEGAL02/42958175v30

a
The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. Notwithstanding the foregoing, no such delegation of duties or performance thereof by or through a sub-agent or Affiliate of Administrative Agent or a sub-agent shall relieve the Administrative Agent of its responsibilities hereunder. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.
(i)    Collateral Matters. The Administrative Agent shall have no obligation to assure that the Collateral exists or is owned by the Borrower or is cared for, protected, or insured or has been encumbered, or that the Administrative Agent’s liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Administrative Agent pursuant to any of the Transaction Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, Administrative Agent shall have no other duty or liability whatsoever as to any of the foregoing. The Administrative Agent shall have no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, written instructions, or any other documents in connection therewith, and will not be regarded as making nor be required to make, any representations thereto. The Administrative Agent shall have no obligation to give, execute, deliver, file, record, authorize or obtain any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate the security interest granted to the Administrative Agent pursuant to this Agreement or any other Transaction Document or (ii) enable the Administrative Agent to exercise and enforce its rights under this Agreement or any other Transaction Document with respect to such pledge and security interest. In addition, the Administrative Agent shall have no responsibility or liability (i) in connection with the acts or omissions of the Borrower or the Servicer in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created in the Collateral or the perfection and priority of such security interest.
(j)    The Administrative Agent shall not have any responsibility to review or confirm the accuracy of, or be deemed to have any knowledge of the contents of, the Receivables Schedule or any Receivable Files or Collateral Package Items.
(k)    Resignation and Removal. The Administrative Agent may resign as Administrative Agent upon thirty (30) days prior written notice to the Lenders (unless such notice is waived in writing by the Required Lenders) and Borrower (unless such notice is waived in writing by Borrower). If Administrative Agent resigns under this Agreement, the Required Lenders shall, with (so long as no Event of Default has occurred and is continuing) the consent of Borrower (such consent not to be unreasonably withheld, delayed, or conditioned), appoint in writing a successor Administrative Agent for the Lenders. If no successor Administrative Agent is appointed prior to the effective date of the resignation of Administrative Agent, the Required Lenders may appoint in writing, after consulting with the Borrower, a successor Administrative Agent. The Required Lenders may, upon thirty (30) days prior written notice to the Administrative Agent, remove and replace Administrative Agent with a successor Administrative Agent appointed in writing by the Required Lenders with (so long as no Event of Default has occurred and is continuing) the consent of the Borrower (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers, and duties of the resigning or removed Administrative Agent and the term

Exhibit H-91
LEGAL02/42958175v30

a
“Administrative Agent” shall mean such successor Administrative Agent and the resigning or removed Administrative Agent’s appointment, powers, and duties as Administrative Agent shall be terminated. After any resigning Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 9.15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a resigning Administrative Agent’s notice of resignation given in accordance with the first sentence of this paragraph, the resigning Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Lenders appoint a successor Administrative Agent as provided for above. Notwithstanding the foregoing, the resigning or removed Administrative Agent shall cooperate in good faith, at the expense of the Borrower, to transfer, execute and deliver documents and take other actions reasonably requested by the successor Administrative Agent in connection with the succession of such successor Administrative Agent.
SECTION 9.16.    Paying Agent.
(a)    Appointment of Paying Agent. The Borrower and the Administrative Agent (on behalf of itself and each Lender) hereby appoint WTNA to act on its behalf as Paying Agent, and Paying Agent hereby accepts such appointment, under this Agreement and the other applicable Transaction Documents and authorizes the Paying Agent to take such actions on its behalf and to exercise such powers as are delegated to the Paying Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 9.16(a) are solely for the benefit of the Administrative Agent (for the benefit of the Secured Parties) and the Paying Agent, and no Credit Party shall have any rights as a third party beneficiary of any of such provisions. The authority of the Paying Agent hereunder shall be limited solely to the specific authority granted to the Paying Agent under the terms of this Agreement. The Paying Agent shall not be liable for failing to comply with its obligations under this Agreement or any related document in so far as the performance of such obligations is dependent upon the timely receipt of instructions and/or other information from any other Person which are not received or not received by the time required. The Paying Agent may accept and rely on all accounting, records and work of any other Person without audit, and the Paying Agent shall have no liability for the acts or omissions of such other Person. If an error, inaccuracy or omission (collectively “Errors”) exist in any information received by the Paying Agent, and such Errors should cause or materially contribute to the Paying Agent making or continuing any Error (collectively, “Continued Errors”), Paying Agent shall have no liability for such Continued Errors.
(b)    Exculpatory Provisions. The Paying Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents to which the Paying Agent is a party. Without limiting the generality of the foregoing, the Paying Agent:
(i)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Rapid Amortization Event has occurred or an Event of Default has occurred and is continuing;
(ii)    shall not have any duty to take any discretionary action or exercise any discretionary powers;

Exhibit H-92
LEGAL02/42958175v30

a
(iii)    shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any Transaction Document or Applicable Law;
(iv)    shall not have any duty or obligation to take any action in respect to the collection of any of the indebtedness represented by the Pledged Receivables or to otherwise act in respect to the Pledged Receivables;
(v)    shall not be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever including, but not limited to, lost profits, even if the Paying Agent was advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed;
(vi)    notwithstanding anything herein to the contrary, will not be required to expend, advance or risk its respective funds or otherwise incur any financial liability in the performance of any of its respective duties hereunder or in any of the Transaction Documents or in the exercise of any of its respective rights or powers hereunder or under any of the Transaction Documents unless it is indemnified to its respective satisfaction and the Paying Agent will have no liability to any person for any loss occasioned by any delay in taking or failure to take any such action while it is awaiting an indemnity satisfactory to it; and
(vii)    may request that the parties hereto deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement.
Notwithstanding anything to the contrary in this Agreement, the Paying Agent shall not be liable for any failures or delays in the performance of its obligations hereunder due to Force Majeure Delay, it being understood and agreed that the Paying Agent shall take commercially reasonable actions consistent with the banking industry to prevent such failures or reduce and mitigate such delays and resume performance after such Force Majeure Delay. In the event of any such delay, performance shall be extended for so long as such period of delay.
The Paying Agent shall not be liable for any action taken or not taken by it (1) at the direction of the Administrative Agent, the Borrower or the Servicer or in accordance with any Monthly Remittance Report or otherwise received in accordance with the terms of this Agreement or any other Transaction Document or (2) in the absence of its own gross negligence or willful misconduct. The Paying Agent shall not be deemed to have knowledge of any Rapid Amortization Event or Event of Default unless and until written notice describing such Rapid Amortization Event or Event of Default is given to it by the Borrower, the Servicer or the Required Lenders.
The Paying Agent shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance by any other party of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Rapid Amortization Event or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document or (5) the satisfaction of any condition set forth in Article III or elsewhere herein.

Exhibit H-93
LEGAL02/42958175v30

a
The Paying Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement or any other Transaction Document to which it is a party, whether or not an original or a copy of such agreement has been provided to it. The Paying Agent shall have no liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, employees or agents, unless it shall have been negligent in ascertaining the pertinent facts. Neither the Paying Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Borrower, the Servicer or any other Person, or any of their directors, members, officers, agents, affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. The Paying Agent may assume performance by all such Persons of their respective obligations. The Paying Agent shall have no enforcement or notification obligations relating to breaches of representations or warranties of any other Person.
The rights, immunities, indemnities and protections of the Paying Agent set forth herein will also be applicable to the Paying Agent in any of its other roles under the Transaction Documents to which it is a party.
(c)    Reliance. The Paying Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, order, judgment, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Paying Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Paying Agent may consult with legal counsel and independent accountants selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel or accountants.
(d)    Delegation of Duties. The Paying Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Paying Agent and shall not be responsible for the acts or omissions of any such sub-agent appointed with due care. The Paying Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. Notwithstanding the foregoing, no such delegation of duties or performance thereof by or through a sub-agent or Affiliate of the Paying Agent or a sub-agent shall relieve the Paying Agent of its responsibilities hereunder. The exculpatory provisions herein shall apply to any such sub-agent and to the Affiliates of the Paying Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Paying Agent.
(e)    In acting as Paying Agent hereunder or under any other Transacation Document, in addition to any rights granted to it in its capacity as Paying Agent, WTNA will be entitled to the rights, protections, immunities and indemnities granted to it hereunder in its capacity as Administrative Agent.
(f)    Resignation and Removal. The Paying Agent may resign as Paying Agent upon thirty (30) days’ prior written notice to the Lenders (unless such notice is waived in writing by the Required Lenders) and the Borrower (unless such notice is waived in writing by Borrower). If the Paying Agent resigns under this Agreement, the Servicer, or if the Servicer is not PF Servicing, LLC, the Required Lenders shall, with (so long as no Event of Default has occurred and is continuing) the consent of the Borrower (such consent not to be unreasonably

Exhibit H-94
LEGAL02/42958175v30

a
withheld, delayed, or conditioned), promptly appoint a successor Paying Agent as evidenced by a written consent, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Paying Agent and one copy to the successor Paying Agent. If no successor Paying Agent is appointed prior to the effective date of the resignation of the Paying Agent, the Paying Agent may appoint in writing, after consulting with the Lenders and the Borrower, a successor Paying Agent. The Required Lenders may, upon thirty (30) days’ prior written notice to the Paying Agent, remove and replace the Paying Agent with a successor Paying Agent appointed in writing by the Required Lenders with (so long as no Event of Default has occurred and is continuing) the consent of the Borrower (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the acceptance of its appointment as successor Paying Agent hereunder, such successor Paying Agent shall succeed to all the rights, powers, and duties of the resigning or removed Paying Agent and the term “Paying Agent” shall mean such successor Paying Agent and the resigning or removed Paying Agent’s appointment, powers, and duties as Paying Agent shall be terminated. After any Paying Agent’s resignation hereunder as Paying Agent, the provisions of this Section 9.16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Paying Agent under this Agreement. Notwithstanding any provision of this Agreement to the contrary, any resignation or removal of the Paying Agent and appointment of a successor Paying Agent pursuant to any of the provisions of this Section 9.16 shall not become effective unless the successor Paying Agent has accepted its appointment pursuant to this Section 9.16. The resigning or removed Paying Agent shall cooperate in good faith, at the expense of the Borrower, to transfer, execute and deliver documents and take other actions reasonably requested by the successor Paying Agent in connection with the succession of such successor Paying Agent. The Paying Agent shall be entitled, at its sole discretion (at the sole cost and expense of the Borrower, including with respect to reasonable attorneys’ fees and expenses) to apply to a court of competent jurisdiction to appoint a successor or for other appropriate relief, and any such resulting appointment or relief shall be binding upon all of the parties hereto.
(g)    Insurance. The Paying Agent and the Administrative Agent shall each maintain fidelity bond coverage, errors and omissions insurance coverage, theft and forgery insurance on substantially similar terms as coverage in effect as of the date hereof in amounts, standard coverages and deductibles as is customary in the industry as determined in its respective reasonable business judgment.
SECTION 9.17.    Intercreditor Agreement The Administrative Agent shall, and is hereby authorized and directed to, execute and deliver an amendment or joinder to the Intercreditor Agreement, including under Section 5.01(r), and perform the duties and obligations, and appoint the Collateral Trustee, as described in the Intercreditor Agreement, as so amended. Following the Administrative Agent becoming a party to the Intercreditor Agreement under Section 5.01(r). upon receipt of (a) a Borrower Order, (b) an Officer’s Certificate of the Borrower stating that such amendment or replacement intercreditor agreement, as the case may be, will not cause a Material Adverse Effect, (c) evidence of written notice provided to the Administrative Agent and the written consent of the Required Lenders to such amendment or replacement intercreditor agreement, as the case may be, which consent shall not be unreasonably withheld, and (d) an Opinion of Counsel stating that all conditions precedent to the execution of such amendment or replacement intercreditor agreement, as the case may be, provided for in this Section 9.17 have been satisfied, the Administrative Agent shall, and shall thereby be authorized and directed to, execute and deliver, and direct the Collateral Trustee to execute and deliver, (x) one or more additional amendments to the Intercreditor Agreement and/or (y) one or more replacement intercreditor agreements and such documentation as is required to terminate the Intercreditor Agreement then in effect, in each case to accommodate additional financings entered into by Affiliates of the Borrower.

Exhibit H-95
LEGAL02/42958175v30

a
SECTION 9.18.    Replacement of a Lender.
(a)    If any Lender requests compensation under Section 2.10(a) or Section 2.10(b), or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11, then such Lender shall (at the request of the Borrower) use reasonable efforts to, as applicable, designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable to it pursuant to Section 2.10 or 2.11, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    If any Lender (i) requests compensation under Section 2.10(a) or Section 2.10(b), or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 9.18(a), or (ii) becomes a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender, the Paying Agent and the Administrative Agent, (x) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04(a)), all of its respective interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender if a Lender accepts such assignment); provided, that (i) the assignee shall not be an Affiliate of any Credit Party, (ii) such assigning Lender shall have received payment of an amount in cash equal to all outstanding Loans funded or maintained by such Lender, together with all accrued interest thereon and all accrued fees and other Obligations payable to such Lender (and its related Indemnified Parties) hereunder and under the Transaction Documents, from the assignee, and (iii) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to exist.
(c)    Any Lender being replaced pursuant to Section 9.18(a) above shall execute and deliver a Transfer Supplement with respect to such Lender’s applicable Commitment Amount and outstanding Loans in accordance with Section 9.04(a). Pursuant to such Transfer Supplement, (i) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment Amount and outstanding Loans and (ii) all obligations of the Borrower owing to the assigning Lender relating to the Loans and Commitment Amount so assigned shall be paid in full in cash by the assignee Lender to such assigning Lender concurrently with such Transfer Supplement, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans and Commitment Amounts, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.
SECTION 9.19.    Successors and Assigns; Beneficiaries. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto and, as express third party beneficiaries, to the Servicer, the Back-Up Servicer, the Owner Trustee and the Depositor Loan Trustee. The parties hereto acknowledge and agree that each of Oportun, Inc.’s secured creditors and their respective successors and

Exhibit H-96
LEGAL02/42958175v30

a
assigns shall have all of the rights of a third party beneficiary solely in respect of Sections 7.03 and 7.04 of this Agreement and shall be entitled to rely upon and directly enforce the provisions of Sections 7.03 and 7.04 hereof. No other Person, including any Obligor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.
SECTION 9.20.    Limitation of Liability.
(a)    It is expressly understood and agreed by the parties hereto that (i) the Borrower is a Delaware statutory trust, existing as a separate legal entity under Delaware law, (ii) each of the representations, warranties, undertakings and agreements herein made on the part of the Borrower is binding only on the Borrower and is not intended as, and does not constitute representations, warranties, undertakings and agreements by WTNA, individually or as Owner Trustee, (iii) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally or as Owner Trustee, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv)WTNA, has made no investigation (and is under no obligation to make any investigation) as to the accuracy or completeness of any representations or warranties made by the Borrower in this Agreement, and (v) under no circumstances shall WTNA, be personally liable for the payment of any indemnity, indebtedness or expenses of the Borrower or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Borrower. The rights, duties and obligations of Borrower hereunder will be exercised and performed by the Administrator on behalf of the Borrower pursuant to authority granted under the Trust Agreement and under no circumstances shall WTNA, individually or as Owner Trustee, have any duty or obligation to monitor, supervise, exercise or perform the rights, duties or obligations of Borrower, or the Administrator or any other agent of the Borrower hereunder.
(b)    The parties expressly acknowledge, agree and consent to WTNA acting in the capacities of Paying Agent, Administrative Agent, the Owner Trustee, the Depositor Loan Trustee and Account Bank. WTNA may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles breach of fiduciary duty or other equitable principles to the extent that any such conflict or breach arises from the performance by WTNA of express duties set forth in this Agreement or any other Transaction Document in any of such capacities. The parties hereto and any other person having rights hereunder expressly waive any defenses, claims or assertions arising out of WTNA acting in such multiple capacities.
(c)    Any corporation or association into which the WTNA (individually or in any of its capacities) may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the WTNA is a party, will be and become the successor the Administrative Agent, Paying Agent and Account Bank, as applicable, under this Agreement and any other applicable Transaction Document and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.
(d)    No Lender shall be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever including, but not limited to, lost profits, even if any such Lender was advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed.

Exhibit H-97
LEGAL02/42958175v30

a
SECTION 9.21.    Erroneous Payment. If a payment is made by the Administrative Agent (or its Affiliates) in error (whether known to the recipient or not) or if a Lender or another recipient of funds is not otherwise entitled to receive such funds at such time of such payment or from such Person in accordance with the Transaction Documents, then such Lender or recipient shall forthwith on demand repay to the Administrative Agent the portion of such payment that was made in error (or otherwise not intended (as determined by the Administrative Agent) to be received) in the amount made available by the Administrative Agent (or its Affiliate) to such Lender or recipient, with interest thereon, for each day from and including the date such amount was made available by the Administrative Agent (or its Affiliate) to it but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender and other party hereto waives the discharge for value defense in respect of any such payment.

[Signature pages follow]
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE BORROWER:    OPORTUN CL TRUST 2023-A

By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower
Name: Drew H. Davis /s/ Drew H. Davis
Title: Vice President
c/o Wilmington Trust, National Association
1100 N. Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration

THE DEPOSITOR:     OPORTUN CL DEPOSITOR, LLC

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Treasurer
2 Circle Star Way
San Carlos, California 94070
Attention: General Counsel
Email: [***]
THE SELLER:    OPORTUN, INC.

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Chief Financial Officer

Exhibit H-98
LEGAL02/42958175v30

a
2 Circle Star Way
San Carlos, California 94070
Attention: General Counsel
Email: [***]

ADMINISTRATIVE AGENT:    WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity
By: /s/ Andrew Lennon
Name: Andrew Lennon
Title: Assistant Vice President
1100 N. Market Street
Wilmington, Delaware 19890
Attention: [***]– Oportun CL Trust 2023-A

Exhibit H-99
LEGAL02/42958175v30

a
PAYING AGENT,
AND ACCOUNT BANK:    WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity
By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President
1100 N. Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust – Oportun CL Trust 2023-A

Exhibit H-100
LEGAL02/42958175v30

a
THE LENDERS:
    [***], as a Class A Lender

By:
Name:
Title:

Address for notices:

[***]
Attn: [***]
Tel: [***]
Email: [***]

with copies to:

[***]; and

    [***]

Exhibit H-101
LEGAL02/42958175v30

a
[***], as a Class A Lender

By:
Name:
Title:

[***]

With copies to:

[***]

Exhibit H-102
LEGAL02/42958175v30

a
[***], as a Class A Lender and a Class B Lender

By: [***]
By:
Name:
Title:    Authorized Signatory

[***]

With a copy to:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Additional Email addresses for Notices:
                [***]

Exhibit H-103
LEGAL02/42958175v30

a
[***], as a Class A Lender and a Class B Lender

By: [***]

By:
Name:
Title:    Authorized Signatory

[***],
Attention: [***]
Email: [***]
With a copy to:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Additional E-mail addresses for Notices:

[***]

Exhibit H-104
LEGAL02/42958175v30

a
[***], as a Class A Lender

By:
Name:
Title:    Authorized Signatory

[***]
ATTN: [***]
[***]

and via Email:
[***]

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

[***]

Exhibit H-105
LEGAL02/42958175v30

a
[***], as a Class C Lender

By:
Name:
Title:

Documentation/Credit Contact:
[***]
Attn: [***]
Tel: [***]
E-mail: [***]
Operations Contact (All Administrative Agent notices including borrowings, paydowns, interest, fees, rate resets, etc.)
[***]

Exhibit H-106
LEGAL02/42958175v30

a
[***], as a Class C Lender

By:
Name:
Title:

Documentation/Credit Contact:
[***]
Attn: [***]
Tel: [***]
E-mail: [***]
Operations Contact (All Administrative Agent notices including borrowings, paydowns, interest, fees, rate resets, etc.)
[***]

SCHEDULE I
CONDITION PRECEDENT DOCUMENTS
SCHEDULE II
PRIOR NAMES, TRADENAMES, FICTITIOUS NAMES
AND “DOING BUSINESS AS” NAMES

Exhibit H-107
LEGAL02/42958175v30

a

SCHEDULE III
PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

SCHEDULE IV
ACCOUNTS

Exhibit H-108
LEGAL02/42958175v30

a

Account Bank	Account Name	Account #	Address Information	Effective
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

SCHEDULE V
LENDERS’ SCHEDULE

Exhibit H-109
LEGAL02/42958175v30

a

Lenders	Commitment Amount	Committed Share Percentage
Class A Loans
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Total	$142,800,000.00	100.00%
Class B Loans
[***]	[***]	[***]
[***]	[***]	[***]
Total	$8,400,000.00	100.00%
Class C Loans
[***]	[***]	[***]
[***]	[***]	[***]
Total	$46,190,000.00	100.00%
All Classes
Total:	$197,390,000.00

EXHIBIT A
FORM OF NOTICE OF BORROWING
EXHIBIT B
FORM OF RECEIVABLES SCHEDULE
EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
EXHIBIT D

FORM OF CLASS [A][B][C] NOTE
PROMISSORY NOTE

Exhibit H-110
LEGAL02/42958175v30

a
EXHIBIT E
FORM OF TAX CERTIFICATE
U.S. TAX COMPLIANCE CERTIFICATE

EXHIBIT F
FORM OF TRANSFER SUPPLEMENT
EXHIBIT G
FORM OF TRANSFEREE CERTIFICATION FOR TRANSFER OF CLASS C LOANS
EXHIBIT H
FORM OF LIEN RELEASE

Exhibit H-111
LEGAL02/42958175v30